Exhibit 10.79

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PROTECT - CONTRACTS

LAND EQUIPMENT
de&s

PMT/0009

Defence Equipment & Support

PROTECT - CONTRACTS

MINISTRY OF DEFENCE

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PROTECT - CONTRACTS	PMT/0009
Version 1.0 dated 29 November 2010
Light Protected Patrol Vehicle

LPPV

UOR AO1570

CONTRACT TERMS AND CONDITIONS

Combat Wheels Group, Protected Mobility Team

Issue:	Version 1.0
Issue Date:	29 November 2010
Number of Pages:	66 including front cover

PMT File Reference:	PMT/04/11

THIS DOCUMENT IS THE PROPERTY OF HER BRITANNIC MAJESTY’S GOVERNMENT, and is issued for the information of such persons only as need to know its contents in the course of their official duties.  Any person finding this Document should hand it to a British forces unit or to a police station for its safe return to the MINISTRY OF DEFENCE, D Def Sy, Main Building, Whitehall, LONDON SW1A 2HB, with particulars of how it was found.  THE UNAUTHORIZED RETENTION OR DESTRUCTION OF THE Document MAY BE AN OFFENCE UNDER THE OFFICIAL SECRETS ACTS 1911-89.  (When released to persons outside Government service, this Document is issued on a personal basis.  The recipient to whom it is entrusted in confidence, within the provisions of the Official Secret Acts 1911-89, is personally responsible for its safe custody and for seeing that its contents are disclosed only to authorized persons.)

ii

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Protected Mobility Team
Defence Equipment and Support
Spruce 3a #1302
MoD Abbey Wood South
BRISTOL
BS34 8JH +44 (0)306 793 9382

AMENDMENTS

Version No.	Date	Incorporated by	Details of change
ITT 2.0	21/05/2010	Rob Williams	Minor changes to Ts&Cs
CTT 1_A	13/09/2010	Rob Williams	Updated with changes due to ITT process
1_B	01/10/2010	Lynne Scott	Updated following meetings 29 and 30 September 2010
1_C	21/10/2010	Lynne Scott	Updated to incorporate changes to definitions
1_D	27/10/2010	Lynne Scott	Updated to incorporate further drafting changes
1_E	04/11/2010	Rob Williams	Updated at meetings on 2 and 4 November 2010
1_F	08/11/2010	Lynne Scott	Updated in relation to LDs for delay/obsolescence
1_G	09/11/2010	Rob Williams	Updated at meeting on 9 November 2010
1_H	09/11/2010	Lynne Scott	Updated following meeting on 9 November 2010
1_I	11/11/2010	Rob Williams	Updated at meeting on 11 November 2010
1_I1	11/11/2010	Keith Beattie	Changes to LoL clauses
1_J	25/11/2010	Rob Williams	Updated at meetings on 24 & 25 November 2010
1_K	25/11/2010	Rob Williams	Further updated at meeting on 25 November 2010
1_L	26/11/2010	Rob Williams	Updated with further agreed and proposed changes
1_M	29/11/2010	Steve Power	Updated with further agreed changes
1.0	29/11/2010	Rob Williams	Final Agreed Contract Conditions

iii

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TABLE OF CONTENTS

1.	SCHEDULE OF REQUIREMENTS	1

2.	GENERAL CONDITIONS	3

	DEFCON 501 (Edn.04/04) - Definitions and Interpretations	3
	DEFCON 503 (Edn.07/05) - Amendments to Contract	3
	DEFCON 515 (Edn.10/04) - Bankruptcy and Insolvency	3
	DEFCON 516 (Edn.06/04) - Racial Discrimination	3
	DEFCON 518 (Edn.09/97) - Transfer	3
	DEFCON 520 (Edn.08/09) - Corrupt Gifts and Payments of Commission	3
	DEFCON 521 (Edn.10/04) - Sub-Contracting to Supported Employment Enterprises	3
	DEFCON 526 (Edn.08/02) - Notices	3
	DEFCON 527 (Edn.09/97) - Waiver	3
	DEFCON 528 (Edn.10/04) - Overseas Expenditure and Import Licences	3
	DEFCON 529 (Edn.09/97) - Law (English)	3
	DEFCON 530 (Edn.07/04) - Dispute Resolution (English Law)	3
	DEFCON 531 (Edn.05/05) - Disclosure of Information	4
	DEFCON 537 (Edn.06/02) - Rights of Third Parties	4
	DEFCON 538 (Edn.06/02) - Severability	4
	DEFCON 566 (Edn.08/06) - Change of Control of Contractor	4
	DEFCON 656 (Edn.03/06) - Break	4
	DEFCON 659 (Edn.06/09) - Security Measures	4
	DEFCON 691 (Interim Edn.08/02) - Timber and Wood-Containing Products Supplied under the Contract	4
2.1.	DEFINITIONS AND INTERPRETATIONS	4
2.2.	DOCUMENTATION & PRECEDENCE	9
2.3.	EXPORT LICENCES	10
2.4.	SUB-CONTRACTING	10
2.5.	SECURITY MEASURES (WITH SECURITY ASPECTS LETTER)	11
2.6.	GAINSHARE	11
2.7.	TRANSFERS AND ASSIGNMENTS	12
2.8.	PARENT COMPANY GUARANTEE	12
2.9.	AMENDMENTS TO CONTRACT	12
2.10.	DISPUTE RESOLUTION	13
2.11.	DURATION	13
2.12.	AUTHORITY’S REPRESENTATIVES	14
2.13.	WARRANTY INTERPRETATION	14
2.14.	PARTS & LABOUR WARRANTY	14
2.15.	RELIABILITY WARRANTY	15
2.16.	SUSTAINABLE PROCUREMENT - BEST PRACTICE	15
2.17.	SUSTAINABLE PROCUREMENT - LEGISLATIVE REQUIREMENTS	15
2.18.	TRANSPARENCY	15
2.19.	ITAR	16

3.	SPECIFICATIONS, PLANS, ETC	16

	DEFCON 68 (Edn.10/08) - Supply of Data for Hazardous Articles, Materials and Substances	16
	DEFCON 82 (Edn.10/04) - Special Procedure For Initial Spares	16
	DEFCON 117 (Edn.05/06) - Supply of Documentation for NATO Codification	16
	DEFCON 129 (Edn.07/08) - Packaging (For Articles other than Ammunition and Explosives)	16
	DEFCON 502 (Edn.06/08) - Specifications	16
	DEFCON 595 (Edn.10/04) - General Purpose Automatic Test Equipment Data Requirements	16
	DEFCON 601 (Edn.10/04) - Redundant Materiel	16
	DEFCON 602A (Edn.12/06) - Deliverable Quality Plan	16
	DEFCON 606 (Edn.10/97) - Change and Configuration Control Procedure	16
	DEFCON 607 (Edn.05/08) - Radio Transmissions	17

iv

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

	DEFCON 608 (Edn.10/98) - Access and Facilities to be Provided by the Contractor	17
	DEFCON 624 (Edn.04/10) - Use of Asbestos in Arms, Munitions or War Materials	17
	DEFCON 637 (Edn.08/99) - Defect Investigation and Liability	17
	DEFCON 644 (Edn.10/98) - Marking of Articles	17
	DEFCON 645 (Edn.07/99) - Export Potential	17
3.1	PERFORMANCE OF WORK	17
3.2.	SCOPE OF WORK	18
3.3.	RISK & OPPORTUNITY	18
3.4.	QUALITY ASSURANCE	18
3.5.	CONCESSIONS	20
3.6.	STANDARDS OF PERFORMANCE	20
3.7.	CONTRACTOR TEST, TRIAL OR DEMONSTRATION	21
3.8.	USER TRIALS	22
3.9.	DESIGN AUTHORITY	22
3.10.	SYSTEMS ACCEPTANCE/DEMONSTRATION	23
3.11.	CONFIGURATION CONTROL	25
3.12.	CONTRACT CHANGE PROCEDURE	25
3.13.	RELIABILITY & MAINTAINABILITY (R&M)	27
3.14.	ACQUISITION ENVIRONMENT AND SAFETY MANAGEMENT SYSTEM	28
3.15.	NON-WAIVER	28
3.16.	SAFETY & ENVIRONMENTAL CASE	29
3.17.	INDEPENDENT SAFETY ADVISOR	29
3.18.	LONG LEAD ITEMS	30
3.19.	INTEGRATED LOGISTIC SUPPORT	30
3.20.	OBSOLESCENCE	31
3.21.	SUSTAINABLE PROCUREMENT - ENVIRONMENTAL MANAGEMENT STANDARDS	32
3.22.	MARKING OF ARTICLES	32
3.23.	REGISTRATION PLATES AND ALLOCATION OF REGISTRATION NUMBERS	32
3.24.	POTENTIAL HAZARD - RESPIRABLE DUST ON EQUIPMENT RETURNED FROM THEATRE	32
3.25.	CONTRACTOR ON DEPLOYED OPERATIONS (CONDO)	33
3.26.	PRIORITY	33

4.	PRICE	33

	DEFCON 127 (Edn.10/04) - Price Fixing Condition for Contracts of Lesser Value	33
	DEFCON 619A (Edn.09/97) - Customs Duty Drawback	33
	DEFCON 643 (Edn.07/04) - Price Fixing	33
	DEFCON 648A (Edn.07/04) - Availability of Information	33
	DEFCON 648 (Edn.10/02) - Availability of Information	33
	DEFCON 650 (Edn 10/02) - References to the Review Board of Questions Arising Under the Contract	34
	DEFCON 650A (Edn.07/04) - References to the Review Board of Questions Arising under the Contract	34
	DEFCON 651 (Edn 10/02) - References to the Review Board of Questions Arising In relation to Relevant Sub-contracts Including those with a Subsidiary Company or Firm	34
	DEFCON 651A (Edn.07/04) - Reference To The Review Board of Questions arising in Relation to Relevant Sub-contracts Including those with a Subsidiary Company or Firm	34
	DEFCON 652 (Edn.07/04) - Remedy Limitation	34
4.1.	PRICES	34
4.2.	EQUALITY OF INFORMATION	35
4.3.	PRICING OF CHANGES TO THE REQUIREMENT	35
4.4.	IMPORT DUTY	35
4.5.	OPTIONS FOR MANUFACTURE AND SUPPORT	36
4.6.	OPEN BOOK ACCOUNTING	36
4.7.	PRIVATE VENTURE COSTS	37

5.	INTELLECTUAL PROPERTY RIGHTS	37

v

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

	DEFCON 14 (Edn.11/05) - Inventions and Designs, Crown Rights and Ownership of Patents and Registered Designs	38
	DEFCON 90 (Edn.11/06) — Copyright	38
	DEFCON 91 (Edn. 11/06) — Intellectual Property Rights in Software	38
	DEFCON 531 (Edn.05/05) - Disclosure of Information	38
	DEFCON 632 (Edn.02/07) - Third Party Intellectual Property Rights — Commercial and Non-Commercial Articles and Services	38
5.1.	INTELLECTUAL PROPERTY RIGHTS	38
5.2.	CONFIDENTIALITY	38
5.3.	COMMERCIAL EXPLOITATION	39

6.	LOANS	39

	DEFCON 23 (Edn.04/98) - Special Jigs, Tooling and Test Equipment	39
	DEFCON 76 (Edn.12/06) - Contractor’s Personnel at Government Establishments	40
	DEFCON 611 (Edn.06/06) - Issued Property	40
	DEFCON 694 (Edn.06/06) - Accounting For Property of the Authority	40
6.1.	LOANS	40
6.2.	SPECIAL JIGS AND TOOLS	40

7.	DELIVERY	41

	DEFCON 5 (Edn.07/99) - MOD Form 640 - Advice and Inspection Note	41
	DEFCON 113 (Edn.10/04) - Diversion Orders	41
	DEFCON 129 (Edn.07/08) - Packaging (For Articles other than Ammunition and Explosives)	41
	DEFCON 507 (Edn.10/98) - Delivery	41
	DEFCON 524 (Edn.10/98) - Rejection	41
	DEFCON 525 (Edn.10/98) - Acceptance	41
	DEFCON 612 (Edn.10/98) - Loss of or Damage to the Articles	41
	DEFCON 621B (Edn.10/04) - Transport (if the Contractor is responsible for transport).	41
7.1.	DELIVERABLES	41
7.2.	ACCEPTANCE	41
7.3.	ANCHOR MILESTONES	43
7.4.	DEFAULT & TERMINATION	44
7.5.	PROCEDURE ON TERMINATION OF THE CONTRACT	46
7.6.	LIQUIDATED DAMAGES	47
7.7.	FORCE MAJEURE	48
7.8.	EXTENSION OF TIME	49
7.9.	SELF TO SELF DELIVERY	51
7.10.	RECTIFICATION OF DEFECTS ON DELIVERY	51

8.	PAYMENTS/RECEIPTS	51

	DEFCON 509 (Edn.09/97) - Recovery of Sums Due	51
	DEFCON 513 (Edn.05/08) - Value Added Tax	51
	DEFCON 522 (Edn.07/99) - Payment	51
	DEFCON 522J (Edn.05/03) - Payment Under P2P	51
	DEFCON 523 (Edn.03/99) - Payment of Bills Using the Bankers Automated Clearing Service (BACS) System	51
	DEFCON 534 (Edn.06/97) - Prompt Payment (Sub-Contracts)	52
	DEFCON 649 (Edn.07/99) - Vesting	52
8.1.	PAYMENT	52
8.2.	ADVANCES AGAINST THE CONTRACT PRICE	52
8.3.	FINAL PAYMENT	53

9.	CONTRACT ADMINISTRATION	53

	DEFCON 604 (Edn.11/04) - Progress Reports	53
	DEFCON 605 (Edn.06/97) - Financial Reports	53
	DEFCON 609 (Edn.10/98) - Contractor’s Records	53
	DEFCON 625 (Edn.10/98) - Co-operation on Expiry of Contract	53

vi

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

	DEFCON 642 (Edn.06/97) - Progress Meetings	53
9.1.	PROJECT GOVERNANCE	53
9.2.	RELATIONSHIP MANAGEMENT PLAN	54
9.3.	PUBLICITY	54
9.4.	AUTHORITY PERSONNEL & THEIR RESPONSIBILITIES (INCLUDING SMES)	55

10.	ANCILLARY PROVISIONS	55

10.1	ENTIRE AGREEMENT	55
10.2.	DATA PROTECTION	56
10.3.	CONTRACTOR’S INDEMNITY	57
10.4	CAP ON LIABILITY	57
10.5.	CONSEQUENTIAL LOSSES	58

vii

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DEFFORM 111 - Appendix to Contract - Addresses and Other Information

ANNEX		TITLE	FIRST REFERENCE

Annex A	-	Statement of Work	SOR
Annex B	-	System Requirements Document (SRD)	SOR
Annex C	-	Contract Data Requirements	SOR
Annex D	-	Complete Equipment Schedule (CES)	SOR
Annex E	-	Special Tools & Test Equipment (STTE)	SOR
Annex F	-	DEFCON 82 Spares List	SOR
Annex G	-	Training Courses	SOR
Annex H	-	Options	4.5
Annex I	-	Delivery Schedule	SOR
Annex J	-	Design Rights and Patents - Sub-Contractor’s Agreement	2.4
Annex K	-	Contract Change Proposal Form	2.6
Annex L	-	Record of Contract Change Proposals	3.12
Annex M	-	Parent Company Guarantee/Performance Bond	2.8
Annex N	-	Authority’s External Assistance Contractors	2.12
Annex O	-	Form F/INS/777 - Warranty Claim	2.13
Annex P	-	Form AF G8267A/B - Equipment Failure Report	2.13
Annex Q	-	Parts and Labour Warranty	2.14
Annex R	-	Reliability Warranty	2.15
Annex S	-	Contractor’s Test & Evaluation Management Plan (C-TEMP)	3.1
Annex T	-	User Trials	3.8
Annex U	-	Loan of Equipment for User Trials	3.8
Annex V	-	Not Used
Annex W	-	Labour Rates	3.12
Annex X	-	Unpriced Work	4.1
Annex Y	-	Long Lead Items	3.18
Annex Z		Equality of Information Statement (Template)	4.2
Annex AA	-	Price Breakdown (Template)	4.3
Annex BB	-	Intellectual Property Rights	5.1
Annex CC	-	Commercial Exploitation Agreement	5.3
Annex DD	-	Government Furnished Assets	6.1
Annex EE	-	DEFCON 23 Register of Jigs & Tools	6.2
Annex FF	-	Anchor Milestones	7.3
Annex GG	-	DEFFORM 522a - Relevant Forms	8
Annex HH	-	Work Package Scheme	8.1
Annex II	-	Progress Reports and Meetings	9.1
Annex JJ	-	Consignee Details	Appendix
Annex KK	-	TORs of LPPV Steering Group	9.1
Annex LL	-	Reliability Growth Test Plan	Annex FF

viii

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DEFCON 110

(Edn 4/88)

Name and Address of Contractor Force Protection Europe Ltd 1 Glass Wharf BRISTOL BS2 0ZX	MINISTRY OF DEFENCE 1. Schedule of Requirements For Light Protected Patrol Vehicle Programme - Production & Support	CONTRACT NO PMT/0009 Issued with Covering letter on: 29 November 2010 Previous Contract no (renewals only)

Table I       Articles Required

Item No	MOD stock reference NATO stock number Stores reference number or Catalogue number	Specification number Drawing number Part number	Description	Quantity	Firm and Provisional Price (see 4 of DEFCON set of conditions) £ Total

1	Provision of LPPV Patrol Variant (PV) Vehicles for training purposes in accordance with the Statement of Work at Annex A to meet the requirements of Annex B.			35	[***] subject to 4.1.e

2	Provision of LPPV Patrol Variant (PV) Vehicles in accordance with the Statement of Work at Annex A to meet the requirements of Annex B.			78	[***] subject to 4.1.e

3	Provision of LPPV Fire Support Variant (FSV) Vehicles in accordance with the Statement of Work at Annex A to meet the requirements of Annex B.			87	[***] subject to 4.1.e

4	Provision of Technical Publications, Tests, Reports and Documentation at Annex C in accordance with Appendix 1 to the Statement of Work at Annex A to the Contract.			See Annex C	[***] Firm Price

5

Provision of Support & Test Equipment - Complete Equipment Schedule (CES) at Annex D for the Articles at Items 1, 2 and 3 in accordance with CDRL 11 at Appendix 1 to the Statement of Work Annex A to the Contract.

				See Annex D	TBA subject to 4.1.e

6

Provision of Support & Test Equipment - Special Tools & Test Equipment (STTE) at Annex E for the Articles at Items 1, 2 and 3 in accordance with CDRL 12 at Appendix 1 to the Statement of Work at Annex A to the Contract.

				See Annex E	[***] subject to 4.1.e

7

Provision of Initial Supply of Spares at Annex F to support Articles at Items 1, 2 and 3 for two years duration in accordance with CDRL 13 and 17 at Appendix 1 to the Statement of Work at Annex A to the Contract.

				See Annex F	[***] subject to 4.1.e

8	Provision of LPPV training at Annex G in accordance with CDRLs 18, 19, 20, 22 and 23 at Appendix 1 to the Statement of Work at Annex A to the Contract.			See Annex G	[***] subject to 4.1.e

9	Additional Warranty for years 2 & 3.			2	[***] Firm Price

10	Successful conclusion of the reliability demonstration trials, see Clause 2.15.			1	[***] Firm Price

1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Table II      Packaging requirements

Item No	Packaging specifications/special markings etc.	Quantity	Adjustment* £	Quantity	Adjustment* £	Quantity	Adjustment* £
1	TBC

Table III Delivery of Articles	NOTE:*to price per quantity shown in Table 1

Item No	Start	Rate	Finish
1-8	See Annex I		See Annex I	CONDITIONS OF CONTRACT This contract is subject to:

9	Delivery of Articles under Items 1 - 3 and 7		2 years after Delivery of Articles under Items 1 - 3 and 7	Conditions 2-10.5 and associated Annexes, as attached

10			See Clause 2.15

2

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CONDITIONS OF CONTRACT

2.             GENERAL CONDITIONS

The following DEFCONs shall apply to this Contract, as modified below (where relevant):

DEFCON 501 (Edn.04/04) - Definitions and Interpretations

For the purposes of Sub-Clause 1.d) of DEFCON 501, the reference to ‘special conditions of contract’ shall be taken to mean the narrative conditions of the Contract.

The Commercial Manager and Project Manager designated by the Authority shall be those detailed at Boxes 1 & 2 of the DEFFORM 111 (Appendix to Contract).

DEFCON 503 (Edn.07/05) - Amendments to Contract

For the purposes of Clause 1 of DEFCON 503, the duly authorised representatives are:

(A)          for the Authority, the Commercial Manager identified at Box 1 of the DEFFORM 111 (Appendix to Contract) or his authorised representative.

(B)           for the Contractor, the Contractor’s head of Commercial or his authorised representative.

DEFCON 515 (Edn.10/04) - Bankruptcy and Insolvency

DEFCON 516 (Edn.06/04) - Racial Discrimination

DEFCON 518 (Edn.09/97) - Transfer

DEFCON 520 (Edn.08/09) - Corrupt Gifts and Payments of Commission

DEFCON 521 (Edn.10/04) - Sub-Contracting to Supported Employment Enterprises

DEFCON 526 (Edn.08/02) - Notices

DEFCON 527 (Edn.09/97) - Waiver

DEFCON 528 (Edn.10/04) - Overseas Expenditure and Import Licences

The Contractor’s attention is drawn to clause 1 of DEFCON 528 requiring notification of overseas expenditure.  In this connection, the Contractor shall, within one month of acceptance of the Contract, notify the Contracts Branch of details of any overseas sub-contract or order he has placed, or intends to place, in aid of the contract.  Details to be provided are: Contract No; Country in which sub-contract placed/to be placed; Name, Division and full postal address of sub-contractor; Value of sub-contract as applicable to main contract; Date placed/to be placed.  If no overseas orders are to be placed, the Contractor shall advise the Contracts Branch to this effect in the same timescale.

DEFCON 529 (Edn.09/97) - Law (English)

DEFCON 530 (Edn.07/04) - Dispute Resolution (English Law)

3

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DEFCON 531 (Edn.05/05) - Disclosure of Information

DEFCON 537 (Edn.06/02) - Rights of Third Parties

DEFCON 538 (Edn.06/02) - Severability

DEFCON 566 (Edn.08/06) - Change of Control of Contractor

DEFCON 656 (Edn.03/06) - Break

DEFCON 659 (Edn.06/09) - Security Measures

DEFCON 691 (Interim Edn.08/02) - Timber and Wood-Containing Products Supplied under the Contract

2.1.         Definitions and Interpretations

Notwithstanding, and in addition to, the provisions contained in DEFCON 501, the following expressions shall, in the Contract, have the meaning hereby respectively assigned to them, except where the context requires otherwise.

“Acceptance” means the process of demonstrating that the Articles meet the acceptance criteria in the Systems Requirement Document.

“Acceptance Criteria” means the criteria specified in the Systems Requirement Document at Annex B to the Contract.

“Active Risk Management Tool” means the risk management software package provided by QinetiQ Commerce Decisions.

“Agent” means a third party appointed by the Authority to complete an activity or service on the Authority’s behalf.

“As Low As Reasonably Practicable” or “ALARP” means, in relation to a risk, that it has been demonstrated that the cost of any further risk reduction, where the cost includes the loss of defence capability as well as financial or other resource costs, is grossly disproportionate to the benefit obtained from that risk reduction.

“Assurance Sign Off Certificate” means a certificate issued by the Authority pursuant to Clause 3.7.

“Authority Contracting Team’s Senior Commercial Manager” means the senior commercial manager within the Protected Mobility Team as notified to the Contractor from time to time.

“Authority’s Contracting Team Leader” means Director Commercial Land Equipment Defence Equipment & Supply as notified to the Contractor from time to time.

“Authority’s Project Manager” means the project manager assigned to LPPV from within the Protected Mobility Team as notified to the Contractor from time to time.

4

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Authority’s Representatives” means the Authority’s officers, directors, employees, advisers and agents and those parties set out in Annex N acting in accordance with their contractual obligations to the Authority.

“Authority’s Quality Assurance Requirements” means the quality assurance standards stated at Clause 3.4 of the Contract and Appendix F to Annex A to the Contract.

“Background IPR” means Intellectual Property Rights which were not generated in the performance of the work under the Contract.

“British Standard” means a national standard published by the British Standards Institute.

“Certificate of Conformity” means a document signed by the Contractor to certify that the Article being delivered to the Authority conforms fully to the requirements of the Contract or, where previously agreed with the Authority, lists any deviations from those requirements which shall be rectified by the Contractor.

“Change” means the deletion, amendment, alteration or addition to the extent of any rights or obligations under the Contract save where the terms of the Contract expressly state that such deletion, amendment, alternative or addition is not to constitute a Change.

“Change Notice” means a completed Change Notice Form providing details of a proposed change to the Contract in accordance with the process in Clause 3.12 of the Contract.

“Change Notice Form” means the form provided at Annex K to the Contract.

“Change Proposal” means the process in Clause 3.12 of this Contract.

“Concessions” means deviations from the Authority Quality Assurance Requirements agreed in accordance with Clause 3.5 of the Contract.

“Configuration Changes Management Group” shall have the meaning given to it in Clause 3.11.b.

“Configuration Management” means management of the configuration control process in accordance with Clause 3.11 of the Contract.

“Configuration Management Plan” means the Contractor’s plan for Configuration Management in the form set out in CDRL 38 to the Contract.

“Contract Amendment” means a mutually agreed change to the Contract made by duly authorised representatives of the Parties in accordance with DEFCON 503.

“Contractor’s Monthly Progress Report” has the meaning given to it in Annex II to the Contract.

“Data Item Description” means UK Data Item Descriptions provided as part of Defstan 00-600.

“Delivery Schedule” means the schedule at Annex I to the Contract defining the dates by which the Contractor is to deliver the Articles required under the Contract.

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“Design Acceptance” means formal agreement by the Authority that the design of the Articles has been demonstrated to have reached Design Freeze in accordance with the process set out in Clause 3.10 of the Contract.

“Design Chill” means that the design has reached a stage of development prior to Design Freeze.

“Design Freeze” means that the design of the Article has reached compliance with the requirements of the System Requirements Document at Annex B to the Contract.

“Design Rights” means the Intellectual Property Rights contained in a design.

“E2A” shall have the meaning given to it in the SRD.

“Final System Acceptance” is defined as the point at which the Authority is satisfied that all System Requirements have been met to Threshold Measure Of Performance, as defined in the SRD at Annex B.

“Force Majeure Event” means any acts of nature, war, hostilities or any fire at any of the Contractor’s premise or those of his sub-contractors.

“Foreground IPR” all IPR including patents for any inventions generated in the performance of work under the Contract and patents for any inventions conceived out of the technical requirements of the Contract if these have been first enabled in the performance of work under the Contract.

“Foreign Government” means the government of any nation other than the United Kingdom of Great Britain and Northern Ireland.

“Good Industry Practice” means in relation to any part of the performance of the Contract and related circumstances, the exercise of that degree of skill, diligence, prudence and foresight which would reasonably and ordinarily be expected from a skilled and experienced contractor engaged in the same type of undertaking under the same or similar circumstances.

“Government Furnished Assets” or “GFA” is defined in Clause 6.1 of this Contract.

“Government Profit Formula” means the rate of profit as detailed in Ministry of Defence Guidelines for Industry 20 (Issue 2) - Implementing The 2003 General Review of the Profit Formula For Non-Competitive Government Contracts from 1 July 2004.

“Import Duty Waiver” means a waiver from import duty imposed by Her Majesty’s Revenue and Customs on articles imported from outside the European Union.

“Incident Sentencing Committee” means a panel consisting of authorised representatives of both Parties to jointly review reliability and maintenance trial information in accordance with Clause 3.13 of the Contract.

“Independent Safety Advisor” means a third party auditor appointed by the Authority to independently assess the Safety Case against the SRD.

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“Intellectual Property Rights” or “IPR” means all patents utility models, rights (registered and unregistered) in any designs; applications for any of the foregoing; copyright; confidential information and trade secrets and all rights and forms of protection of a similar nature to these or having equivalent effect anywhere in the world.

“Jigs and Tools” means all tooling and manufacturing jigs purchased by the Contractor at the Authority’s expense in order to manufacture the Articles required by the Contract.

“Laws” means any applicable Act of Parliament, sub-ordinate legislation within the meaning of Section 21(1) of the Interpretation Act 1978, exercise of the Royal Prerogative, enforceable community right within the meaning of Section 2 of the European Communities Act 1972, bye-law, regulatory policy, guidance or industry code, judgement of a relevant court of law, or directives or requirements of any Regulatory Body with which the Contractor is bound to comply.

“Long Lead Items” means any components which the Authority has given the Contractor written approval to purchase in advance of the date of execution of the Contract.

“LPPV” means the Light Protected Patrol Vehicle Programme.

“LPPV Capability” means the capability to be provided by the Articles in accordance with the System Requirements Document.

“Manufacturing Licence Agreement” has the meaning defined in the US International Traffic In Arms Regulations (ITAR) 22 C.F.R. Chapter I, Subchapter M, Parts 120-130 §120.2.

“Millbrook” means the vehicle test facility at Millbrook, Bedfordshire, run at the date of execution of the Contract by Millbrook Proving Ground Limited.

“Narrative Conditions” means the clauses of the Contract but not including the annexes or DEFCONs.

“NATO Codification” means the process to distinguish unique Items of Supply from other items using the allocation of NATO Stock Numbers as defined in DEFCON 117.

“NATO Nation” means the government of a nation which is a member of the North Atlantic Treaty Organisation.

“Obsolescence Management Plan” means a plan to be managed and updated by the Contractor in accordance with the Statement of Work at Annex A and Clause 3.20 to address obsolescence.

“Option Items” means the additional Articles covered by Clause 4.5 of the Contract and detailed at Annex H to the Contract.

“Parties” means each of the Contractor and the Authority and “Party” means either of them as the context so admits.

“Personal Data” shall have the same meaning as in Section 1 of the Data Protection Act 1998.

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“Prime Contractor” means - for the LPPV, the Contractor shall be the prime contractor with responsibility for performance and delivery of the Contract and management of any Sub-Contractors at all levels in the supply chain.

“Programme Schedules” means the programme for trials of the Articles and delivery schedule at Annex I.

“Project Review Meeting” means a meeting to be held between representatives of the Parties to monitor progress as more particularly set out in Annex II to the Contract.

“Quality Assurance Representative” or “QA Representative” means the Authority’s authorised representative charged with monitoring that quality assurance is conducted in accordance with the requirements of Clause 3.4 of the Contract, as notified to the Contractor from time to time.

“Quality Assurance Working Group” means a forum to be convened in accordance with Clause 3.4 to review performance against the quality assurance requirements.

“R&M Programme Plan” means a plan detailing the demonstration and testing activities required under Clause 3.13.

“Regulatory Body” means any local, national or supra—national authority, agency, inspectorate, minister, ministry, official, administrative or other regulatory body or public or statutory person of the government of the United Kingdom or of the European Union.

“Required Delivery Date” means, in respect of an Article, the relevant date set out in Annex I as the “Required Delivery Date” for that Article (as such date may be amended or adjusted from time to time in accordance with the terms of the Contract).

“Safety Case” means all of the documented information and arguments that substantiate the safety of the Articles to be delivered under the Contract and demonstrate that the relevant standards have been met and that risks have been reduced to ALARP.

“S&TE” or “Support and Test Equipment” means the equipment required to support the Articles, under exception of generic equipment held by the User (e.g. toolboxes as defined in the SRD and the ILS SOW).

“Senior Commercial Manager” means the Protected Mobility Team Assistant Team Leader - Commercial, as notified to the Contractor from time to time.

“Spares” means individual parts, sub-assemblies or assemblies supplied for the maintenance or repair of Articles.

“Standard Operating Procedures” means the Authority’s instructions to military personnel on use of the Articles.

“Statement of Work” means the statement of work as set out in Annex A.

“Sub-contractor” or “sub-contractor” means a sub-contractor of the Contractor of any tier.

“Sub-contract” or “sub-contract” means a sub-contract of any tier.

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“Subject Matter Experts” or “SMEs” means individuals who by appointment are recognised by the Authority as possessing the necessary knowledge of a subject to confirm that a System Requirement or an area of the Statement of Work has been successfully verified.

“System Requirement” means any requirement that the Articles are to achieve as set out in the System Requirements Document.

“System Requirements Document” or “SRD” means the System Requirements Document set out in Annex B to the Contract.

“Technical Assistance Agreement” means Technical Assistance Agreement as such term is defined in the US International Traffic in Arms Regulations (ITAR) 22 C.F.R. Chapter I, Subchapter M, Parts 120-130 §120.22.

“Technical Documentation” means the publications required to support the Articles in service, as detailed in Item 4 and Annex C.

“UK Accreditation Service” means the United Kingdom Accreditation Service, the agency appointed by the UK Government to act as the national accreditation body under the Accreditation Regulations 2009.

“Unpriced Work” has the meaning given in Clause 4.1e.

“User Trials” means the trials to be undertaken in accordance with the programme by the Authority’s Trial and Developments Units (CSSTDU, JADTDU and ITDU) to verify compliance of the Articles with the SRD.

“User Unit” has the meaning given to it in Clause 2.13.

“Work Package” means each of the separate work packages listed as a separate row in the Work Package Scheme.

“Work Package Payment” means in respect of a Work Package the relevant amount set out in the column headed ‘Work Package Payment’ of the Work Package Scheme.

“Work Package Scheme” means the schedule for payments under the Contract defined at Annex HH.

2.2.         Documentation & Precedence

a.             The Contractor shall check all documentation and immediately notify the Authority of any discrepancy, inconsistency or error.

b.             Should there be any conflict in the Contract documentation, the order of precedence stated shall be as follows:

i.              Narrative Conditions of the Contract;

ii.             DEFCONs of the Contract and any documents expressly called up by these;

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iii.            Annex B to the Contract (Systems Requirement Document);

iv.            Any other Annexes to Contract other than Annex A;

v.             Annex A to the Contract (Statement of Work); and

vi.            Any other documents referenced in the Contract.

c.             In the event of any conflict in any document, or any conflict between documents with the same order of precedence, the Parties shall agree the proper construction of the documentation.  Should the Parties be unable to agree a resolution to the conflict, the matter shall be resolved in accordance with Clause 2.10 (save in relation to a conflict of terms within the Statement of Work where the Authority shall be entitled to decide which of the conflicting provisions shall take priority), following which the Authority shall issue a correction to the documentation and such construction or correction (as the case may be) shall be binding on the Contractor and the Authority with no adjustment to the Contract Price.

2.3.         Export Licences

a.             It shall be the sole responsibility of the Contractor to obtain in a timely manner any export licences required to perform any of its obligations under the Contract.

b.             The Contractor shall inform the Authority at the earliest opportunity of the route by which he intends to obtain export licence approval from the Foreign Government in order to satisfy delivery requirements under the Contract in particular, where the Contractor chooses to use a Technical Assistance Agreement or Manufacturing Licence Agreement, he shall promptly notify the Authority and shall not seek Foreign Government approval for the Agreement until first negotiating its contents with the Authority.

2.4.         Sub-Contracting

a.             The Contractor shall ensure that the provisions of DEF-STAN 05-61 shall be extended to the placing and control of all Sub-contracts arising from this Contract.  A copy of each Sub-contract shall be supplied to the Authority on request.

b.             The Contractor shall be responsible for the management of any Sub-contractors or agents and shall accept full responsibility for their performance.  The Sub-contracting of any obligation under this Contract shall not relieve or excuse the Contractor from its obligations to the Authority in respect of the due performance of such obligations.  The Contractor shall be responsible to the Authority for the acts or omissions of any Sub-contractor in relation to such Sub-contractor’s performance of this Contract and any such acts or omissions of the relevant Sub-contractor shall be regarded as an act or omission of the Contractor.

c.             The Authority shall not intervene in disputes between the Contractor and its Sub-contractors, nor shall it deal directly with any Sub-contractor.  All approaches to the Authority shall only be made by the Contractor.

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d.             In the event that any Sub-contractor or Agent generates any Intellectual Property Rights, then the Contractor shall ensure that the Sub-contractor or Agent enters into an Agreement with the Authority in the form of a Design Rights and Patents Sub-contractors Agreement prior to commencement of any work (see Annex J).

2.5.         Security Measures (With Security Aspects Letter)

a.             For the purpose of DEFCON 659, the “Secret Matter” of the Contract shall be as defined in the Authority’s Security Aspects Letter reference PMT/0009 dated 25 November 2010 (the “Security Aspects Letter”).  Any changes in these classifications will be notified by the Authority with an amendment to the Security Aspects Letter.

2.6.         Gainshare

a.             The Authority and the Contractor shall during the period of the Contract identify all possible areas for savings which provide mutual benefit.  Such savings opportunities (referred to as “Gainshare”) are to be listed within the Contractor’s Monthly Progress Report.  The Authority and the Contractor agree to seek to achieve a year on year target of 5% reduction in the Articles prices as detailed in the Schedule of Requirements by way of efficiencies.

b.             All Gainshare proposals shall be raised using the Change Proposal form set out at Annex K.

c.             All Gainshare benefits shall be shared on a 50:50 basis between both parties, subject to the following:-

i.              The non-recurring costs of any agreed Gainshare opportunity incurred during its investigation and implementation shall be offset against the agreed benefit;

ii.             The non-recurring costs incurred by the Contractor during the investigation of a proposed Gainshare opportunity which has been approved by the Authority following a Project Review Meeting, but where it is later decided by the Authority not to proceed with the Gainshare opportunity, shall be accepted as an extra cost to the Contract and shall be shared as set out in Clause 2.6.e of this Contract.

d.             A different benefit sharing basis shall be allowed for any Gainshare opportunity with the agreement of the Contractor and the Authority.  Where the Contractor believes a different basis is appropriate for any Gainshare opportunity he shall provide with his Gainshare proposal sufficient and reasonable information to justify a different basis.  The Authority agrees to review all such proposals.  Where the Authority and the Contractor agree, a different benefit sharing basis shall be allowed.  Where the Authority and Contractor do not agree a different sharing benefit basis the Authority shall provide reasonable justification to the Contractor for this decision.  Any change to the benefit sharing shall apply only to the Gainshare opportunity in question and any subsequent change from the 50:50 benefit sharing basis shall be agreed by this method for each Gainshare opportunity.

e.             The non-recurring costs incurred by the Contractor during the investigation of a proposed Gainshare opportunity which has been approved by the Authority during a Project

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Review Meeting, but where it is later decided by mutual agreement not to proceed with the Gainshare opportunity, shall be shared between both parties on a 50:50 basis.

f.              The Contractor shall, if requested by the Authority, provide a fair and reasonable quotation for the non-recurring costs incurred for any Gainshare.

g.             Non-recurring costs of any Gainshare shall not include any allowance for profit.

h.             A successful Gainshare proposal will be an amendment to the Contract and thus can be introduced only by the agreement of both Parties.  Where a Gainsharing proposal is not successful, i.e. where the benefit(s) prove on study to be illusory, unrealisable or insufficient, or the terms of the proposal’s implementation cannot be agreed by both Parties, then the original contract will stand.  Thus the decision on whether to proceed with any Gainshare proposal will be taken by both Parties to the Contract.

i.              The gain, benefit or advantage to be shared need not necessarily be financial, although financial benefits are likely to feature strongly.  Any financial benefits will be shared between the Authority and Contractor and, where applicable, through the Contractor’s supply chain.  The gain may not necessarily be one of lower costs; it could be increased or improved capability or earlier delivery.

2.7.         Transfers and Assignments

In accordance with DEFCON 518, the Contractor shall not assign any part of the Contract to a third party without the Authority’s prior agreement.

2.8.         Parent Company Guarantee

a.             The Contractor has provided a Parent Company Guarantee in the form set out in Annex M.  The Parent Company Guarantee shall remain in place for the duration of the Contract.

2.9.         Amendments to Contract

a.             In addition to the terms of DEFCON 503, only the Commercial Manager (or his authorised representative) detailed at Box 1 of DEFFORM 111 shall be authorised to vary the terms and conditions of the Contract, including specifications, standards of drawings etc., which form part of the Contract and/or to exercise any option to acquire Option Items in accordance with clause 4.5, in each case on behalf of the Authority.

b.             Nothing said, done or written by any person, nor anything omitted to be done, said or written by any person, including, but without limitation, any servant or agent of the Authority, shall in any way affect the rights of the Authority, modify, affect, reduce or extinguish the obligations and liabilities of the Contractor under the Contract, or be deemed to be a waiver of rights of the Authority, unless as may be expressly stated in writing and signed by the Commercial Manager or his authorised representatives as detailed at Box 1 of DEFFORM 111.

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2.10.                     Dispute Resolution

a.                                       Any dispute or difference or question arising out of or in relation to this Contract between the Contractor and the Authority shall be resolved in accordance with this Clause 2.10 and DEFCON 530 shall be deemed to be amended to the extent it is inconsistent with this Clause 2.10.

b.                                      If any dispute, difference or question arises out of the performance of this Contract, then the Parties concerned shall attempt to resolve it between themselves in good faith and to the mutual satisfaction of both Parties in a timely and expeditious manner.

c.                                       Any dispute, difference or question shall be referred firstly to the decision of the Authority Contracting Team’s Senior Commercial Manager and the Senior Commercial Manager (or equivalent) of the Contractor or such other persons as the Parties may respectively designate for this purpose from time to time by notice to the other.

d.                                      If within 30 (thirty) days the Parties have failed to reach agreement then the dispute, difference or question shall be referred to the decision of the LPPV Steering Group.

e.                                       If within 30 (thirty) days after referral of any dispute, difference or question under Sub-Clause 2.10.d above, the Authority and the Contractor have failed to reach agreement, then subject as expressly provided in this Contract, the Parties may seek to resolve the dispute through the use of any Alternative Dispute Resolution (“ADR”) procedure on which they may agree.  If the Parties choose not to use an ADR procedure, or if the ADR procedure does not resolve the Dispute to the satisfaction of both Parties in either case within a further 30 (thirty) day period or such longer period as the parties agree, the Dispute shall be referred to Arbitration in accordance with DEFCON 530.

f.                                         For the purposes of DEFCON 530, any arbitration shall take place under the rules of the London Court of International Arbitration (the LCIA Rules) in London in English.

g.                                      For the avoidance of doubt it is agreed between the Parties that the arbitration process and anything said, done or produced in or in relation to the arbitration process (including any awards) shall be confidential as between the Parties, except as may be lawfully required in judicial proceedings relating to the arbitration or otherwise.  No report relating to anything said, done or produced in or in relation to the arbitration process may be made beyond the tribunal, the Parties, their legal representatives and any person necessary to the conduct of the proceedings, without the concurrence of all Parties to the arbitration.

h.                                      Neither Party shall be entitled to suspend performance of the Contract merely by reason of the reference of any dispute to the procedures set out in this Clause or to arbitration.

2.11.                     Duration

a.                                       The Contract shall commence on the date of execution.  The date for delivery of each Article and other requirements in the Schedule of Requirements is detailed in Annex I (Delivery Schedule) of the Contract.

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2.12.                     Authority’s Representatives

a.                                       The Authority may engage organisations to assist it with the Contract.  In such circumstances these parties shall be deemed to be approved representatives of the Authority with whom the Contractor shall co-operate fully and provide all reasonable assistance to them in performing the roles and responsibilities assigned to them by the Authority.

b.                                      The organisations that the Authority has currently engaged to assist with the Contract are listed at Annex N to the Contract.

c.                                       Any contract placed by the Authority for the services mentioned in Clause 2.12 above shall include provisions for the protection of the confidentiality of any information released under the said contract substantially incorporating the requirements of Clause 5.2 of the Contract.

2.13.                     Warranty Interpretation

a.                                       Notwithstanding the provisions of DEFCON 501, for the purposes of Clauses 2.14 and 2.15 below the following terms shall mean:

i. Warranty Claim Form	ii. Form F/INS/777 (Annex O to the Contract).

iii. Equipment Failure Report (EFR)	iv. Form AF G8267A/B (Annex P to the Contract).

v. User Units	vi. The Authority’s employees, agents (including but not limited to regiments, other military sections, units or divisions) that will keep or use the Articles for any purpose.

vii. Part(s)

viii.                             The smallest possible component which can be replaced using tools provided at unit level: for the purposes of the Contract, major sub-assemblies/sub-assemblies shall be considered to constitute a Part.

ix. MOD Reliability & Acceptance Trials	x. A trial of production vehicles in accordance with the Statement of Work at Annex A to the Contract.

xi. Technical Manuals	xii. The AESP Technical Publications under Item 4 of the Schedule of Requirements (SOR).

xiii. Warranty Claim	xiv. A claim by the Authority against the Contractor for a failure of any Part under Clauses 2.14 and 2.15.

2.14.                     Parts & Labour Warranty

a.                                       The Contractor shall provide the Authority with a Parts and Labour Warranty for each Article in accordance with Annex Q to the Contract.

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b.                                      Should the Authority undertake warranty repairs in accordance with paragraph 5 of Annex Q to the Contract, the Contractor shall reimburse the labour costs incurred by the Authority at the inclusive labour rate stated in Annex W.

2.15.                     Reliability Warranty

a.                                       The Contractor shall provide the Authority with a Reliability Warranty for each Article in accordance with Annex R to the Contract.

b.                                      Should the Authority undertake warranty repairs in accordance with paragraph 5 of Annex R to the Contract, the Contractor shall reimburse the labour costs incurred by the Authority at the inclusive labour rate stated in Annex W.

c.                                       Payment against Item 10 of the Schedule of Requirements shall be payable in the event of successful completion of the Reliability Demonstration Trial detailed at Annex B or otherwise thirty (30) days following the completion of such Reliability Demonstration Trial provided that the Authority has not exercised its rights to terminate the Contract at such date.

2.16.                     Sustainable Procurement - Best Practice

a.                                       The Contractor is encouraged to bring to the attention of the Authority any measures which might promote sustainable procurement from an environmental point of view.

2.17.                     Sustainable Procurement - Legislative Requirements

a.                                       The Contractor shall take all reasonable steps to procure the observance of environmental legislation related to the subject matter or the execution of the Contract by any servants, employees or agents of the Contractor and any Sub-contractors engaged in the performance of the Contract.

b.                                      If the Contractor becomes aware of any prosecution or proceedings, for criminal breaches of environmental legislation related to the subject matter or the execution of the Contract, against the Contractor, any servants, employees or agents of the Contractor and any Sub-contractors engaged in performance of the Contract, the Contractor shall immediately notify the Authority at the address specified in the Contract.

c.                                       Any convictions during the period of the Contract for criminal breaches of environmental legislation related to the subject matter or the execution of the Contract by the Contractor or any of the Contractor’s directors/partners or senior management who have powers of representation, decision or control, shall be regarded as a material breach of this Contract.

2.18.                     Transparency

a.                                       Notwithstanding any other term of this Contract, including DEFCON 531 where applicable, the Contractor gives its consent to the Authority to publish the content of this Contract in its entirety, including from time to time agreed changes to the Contract, to the general public.  The Contractor shall assist and cooperate with the Authority to enable the Authority to publish this Contract.  References to “this Contract” in this Clause 2.18 shall

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only apply to these Contract Terms and Conditions and the attached Annexes and shall not apply to deliverables provided by the Contractor.

b.                                      Before publishing the content of this Contract to the general public in accordance with Clause 2.18 above, the Authority may redact any information that would be exempt from disclosure if it was the subject of a request for information under the Freedom of Information Act 2000 (“the Act”) or the Environmental Information Regulations 2004 (“the Regulations”).

c.                                       The Authority may consult with the Contractor before redacting any information from the content of this Contract in accordance with Sub-Clause b above and shall consult with the Contractor prior to any proposed disclosure of information covered by Annex BB.  The Contractor acknowledges and accepts that its representations on redactions and disclosure during consultation may not be determinative and that the decision whether to redact or disclose information is a matter in which the Authority shall exercise its own discretion, subject always to the provisions of the Act or the Regulations.

2.19.                     ITAR

a.                                       The Contractor shall take all reasonable steps to ensure that it is not required to obtain any further US government approvals in order to deliver the articles provided under Items 1-8 of the Schedule of Requirements and any option items detailed at Clause 4.5.  Where, as a result of a change in requirement, change of sub-contractor etc, the Contractor believes that it may be necessary to obtain further US government approvals, the Contractor shall propose, for the Authority’s consideration, alternative solutions which will avoid the need for such approvals.

3.                                      SPECIFICATIONS, PLANS, ETC

The following DEFCONs shall apply to this Contract, as modified below (where relevant):

DEFCON 68 (Edn.10/08) - Supply of Data for Hazardous Articles, Materials and Substances

DEFCON 82 (Edn.10/04) - Special Procedure For Initial Spares

DEFCON 117 (Edn.05/06) - Supply of Documentation for NATO Codification

DEFCON 129 (Edn.07/08) - Packaging (For Articles other than Ammunition and Explosives)

DEFCON 502 (Edn.06/08) - Specifications

DEFCON 595 (Edn.10/04) - General Purpose Automatic Test Equipment Data Requirements

DEFCON 601 (Edn.10/04) - Redundant Materiel

DEFCON 602A (Edn.12/06) - Deliverable Quality Plan

DEFCON 606 (Edn.10/97) - Change and Configuration Control Procedure

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DEFCON 607 (Edn.05/08) - Radio Transmissions

DEFCON 608 (Edn.10/98) - Access and Facilities to be Provided by the Contractor

DEFCON 624 (Edn.04/10) - Use of Asbestos in Arms, Munitions or War Materials

DEFCON 637 (Edn.08/99) - Defect Investigation and Liability

DEFCON 644 (Edn.10/98) - Marking of Articles

DEFCON 645 (Edn.07/99) - Export Potential

3.1                               Performance of Work

a.                                       The Contractor shall execute and complete all items on the Schedule of Requirements in accordance with this Contract.  For the entire duration of the Contract, all work under this Contract shall be carried out in accordance with the Statement of Work at Annex A to the Contract, subject to the qualification in the agreed Compliance Statement against LPPV SOW (CDRL54).

b.                                      The Authority’s requirements under this Contract include any work which is necessary to satisfy the Systems Requirement Document (Annex B to the Contract), subject to the qualification set out in the LPPV SRD Compliance Matrix (CDRL51) and all works which (although not mentioned in this Contract) are necessary for the completion of the Contract.

c.                                       The Contractor shall, whenever required by the Authority’s Project Manager, submit details of the arrangements and methods which the Contractor proposes to adopt for the execution of the work including whether the same differs from the Statement of Work at Annex A and/or the C-TEMP (see Annex S to Contract).  The Contractor shall not make any alteration to the Statement of Work (Annex A to the Contract) unless:

i.                                          the same is as a result of a Change pursuant to Annex K Contract Change Procedure; and/or

ii.                                       the same is otherwise agreed in writing with the Authority’s Project Manager and confirmed by a Contract Amendment in accordance with DEFCON 503 altering the Statement of Work at Annex A.

d.                                      Except as expressly provided in and without prejudice to the Authority’s obligations under Clause 6.1 (Loans), the Contractor shall be responsible for obtaining all information and data necessary for the carrying out of its obligations under the Contract.

e.                                       Unless otherwise expressly specified in the Statement of Work (Annex A to the Contract), the Contractor shall not, unless agreed in writing by the Authority, specify or use any materials or equipment which:

i.                                          do not conform with British Standards and Codes of Practice where such exist or such other equivalent national or international standards or requirements applicable at the relevant time to projects for armoured military vehicles; and/or

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ii.                                       are generally known to the military engineering industry to be deleterious to health and safety, the performance, physical integrity or the durability of armoured military vehicles or damaging to the environment in the particular circumstances in which they are specified or used.

3.2.                           Scope of Work

a.                                       With the exception of a Contract Amendment, even though the Authority may from time to time formally or informally verify or express satisfaction with any design, drawing or data or if the Authority at any stage gives any advice or makes any suggestion relating to any design, drawing or data, or the work under the Contract, the Authority shall not thereby incur any liability in respect of such design, drawing or data and the Contractor shall remain solely responsible for fully meeting the requirements of the Contract.

3.3.                           Risk & Opportunity

a.                                       The Contractor acknowledges that any risk assessment which has been, or may be, undertaken in connection with this Contract has been, or will be, a project management function only.  Such risk assessment does not affect the legal relationship between the Parties.  The issuing of any risk assessment questionnaire and the process of risk assessment generally, including without limitation the identification of (or failure to identify):

i.                                          particular risks and their impact; or

ii.                                       risk reduction measures, contingency plans and remedial actions; shall not in any way limit or exclude the Contractor’s obligations under this Contract and shall be entirely without prejudice to the Authority’s rights, privileges and powers under this Contract.  The risks identified as a result of any risk assessment questionnaire and risk assessment process generally remain the risks of the Contractor and are not assumed by the Authority except to the extent that the Authority expressly and unequivocally accepts those risks under the Contract.  Any risk assessment questionnaire released was, or will be, issued by the Authority solely on this basis.

Risk Management Process

b.                                      The Contractor shall produce an up to date joint Authority/Contractor Risk and Opportunity Register, in accordance with the Statement of Work at Annex A to the Contract.  The Risk and Opportunity Register shall be maintained by the Contractor for the duration of the Contract and shall include all risks in the supply chain including those of their Sub-contractors.

c.                                       The Contractor shall maintain the joint Risk and Opportunity Register using the Active Risk Management Tool and shall make the Risk and Opportunity Register available to the Authority electronically.

3.4.                           Quality Assurance

a.                                       All work under the Contract shall be carried out in accordance with the provisions below.

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b.                                      The Contractor is responsible for ensuring:

i.                                          The quality of the Articles and material supplied conforms to contract requirements;

ii.                                       The quality planning and management activities conform to contract requirements; and

iii.                                    Sub-contractor controls conform to contract requirements.

c.                                       Subject to Clause 3.4.d below, the Contractor shall hold Quality Management System certification ISO 9001 (or equivalent) which accords with the scope of the contract requirements and is issued by a third party certification body accredited by the UK Accreditation Service.

d.                                      Where the Contractor is not ISO 9001 accredited, he shall ensure that the appropriate certificate is received within six months of the date of Contract and shall supply a copy of the certificate to the Authority.  Achievement of such certification shall be a condition precedent to payment of the ‘Start of Production’ milestone  as set out in Annex HH.

e.                                       Subject to Clause 3.4.d above, the Contractor shall maintain ISO 9001 certification with the appropriate scope for the duration of the Contract.

f.                                         The quality standards and requirements which shall apply to the Contract are listed at Appendix F to Annex A to the Contract and the Contractor’s Quality Management System shall deliver compliance with these standards and requirements.

g.                                      In accordance with STANAG 4107 and AQAP 2070 procedures, overseas quality assurance surveillance (as set out therein) may be delegated to another NATO Nation.  Where the final supplier is not a NATO Nation or organisation, surveillance may be carried out under the terms of a current Memorandum of Understanding.

h.                                      For the purpose of the Contract, the QA Representative shall be the Authority’s Project Manager or his authorised representative, as may from time to time be notified by the Authority.

i.                                          A quality liaison meeting shall be held within four weeks of execution of the Contract to conduct a contract review and establish the terms of reference for a Quality Assurance Working Group.

j.                                          In all cases where the Sub-contractor is not based in the UK, the Contractor shall cause to be included in any relevant Sub-contract the following clause:

“This Contract PMT/0009 may be subjected to Quality Assurance Surveillance at your facility on behalf of the UK Government.  You shall provide any assistance needed by the Quality Assurance Representative in the execution of his responsibilities in respect of this Contract.”

k.                                       Every deliverable to the Authority shall be accompanied by a Certificate of Conformity, the approval of which by the Contractor’s authorised representative confirms conformance to contract requirements or lists significant (agreed) deviations.  Where equipment is initially delivered to an interim build standard, the Contractor shall maintain a log of build standard changes up to an including the final acceptance build standard.

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Thereafter, equipment previously delivered to an interim build standard shall be upgraded at a time to be agreed but not later than 6 months from confirmation of the final build standard.

l.                                          In Clause 3.4, reference to any related document means the edition and all amendments current at the date of execution of the Contract unless a specific issue is specified.

m.                                    The standards to which work shall be completed may not necessarily be referred to in this Clause.  They will, however, be referred to in the appropriate Clause elsewhere in the Contract.

3.5.                            Concessions

a.                                       For the purposes of the Contract, Concessions shall be managed in accordance with Defence Standard 05-61 Part 1 (Issue 4) entitled “Quality Assurance Procedural Requirements — Concessions”.

3.6.                            Standards of Performance

a.                                       Without prejudice to Clause 3.1.a, the Contractor shall perform its obligations under this Contract in accordance with:

i.                                          Narrative Conditions of the Contract;

ii.                                       DEFCONs of the Contract and any documents expressly called up by these;

iii.                                    Annex B to the Contract (Systems Requirements Document);

iv.                                   Any other Annexes to Contract other than Annex A;

v.                                      Annex A to the Contract (Statement of Work);

vi.                                   Any other documents referenced in the Contract;

vii.                                All applicable Laws;

viii.                             Good Industry Practice;

ix.                                     The requirements of the Authority’s Quality Assurance Requirements stipulated in Clause 3.4 (Quality Assurance); and

x.                                        The requirements of the Clause 3.16.

b.                                      The Contractor shall give all notices, pay all taxes, duties and fees, and obtain and maintain all permits, licences and approvals, as required by the Laws in relation to the design, execution and completion of the work required by the Contract.  The Contractor shall comply with all such permits, licences and approvals including the discharging of all conditions of the same.

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3.7.                           Contractor Test, Trial or Demonstration

a.                                       For any test, trial or demonstration which the Contractor intends to undertake as part of his C-TEMP (Annex S to the Contract), the Contractor shall provide the Authority not less than twenty (20) business days notice setting out the date, time and place when each test, trial or demonstration shall be carried out.  The Authority shall be entitled to invite third parties to attend to witness any such test, trial or demonstration in addition to representatives from the Authority at reasonable times and on giving reasonable prior notice to the Contractor and shall use reasonable endeavours to procure that such third parties comply with the Contractor’s reasonable safety procedures and instructions.

b.                                      The Contractor shall be entitled to proceed with each test, trial, or demonstration notwithstanding that the Authority or its representatives may not be in attendance provided that the Contractor has provided the relevant notice in accordance with Clause 3.7.a.

c.                                       On completion of each test, trial or demonstration, the Contractor shall record the results by completing a report which shall include a record of whether or not the relevant Acceptance Criteria, which is applied to the test, trial, or demonstration, was met.

d.                                      The Contractor shall in carrying out the test, trial or demonstration comply with the Statement of Work at Annex A to the Contract, and the C-TEMP at Annex S to the Contract.

e.                                       The Contractor shall send a copy of the completed report and a draft Assurance Sign Off Certificate to the Authority within ten (10) business days of the completion of the test, trial or demonstration to which it relates.  If the Authority has not witnessed a test, trial or demonstration then the Contractor shall provide to the Authority reasonable evidence to demonstrate that the Acceptance Criteria was achieved for such test, trial, or demonstration and such evidence shall be provided by the Contractor to the Authority contemporaneously with the copy of the relevant completed test, trial or demonstration report.

f.                                         If any test, trial or demonstration item does not meet the relevant Acceptance Criteria, the Contractor shall (at its own expense) complete such corrective action and other modifications as is necessary to overcome the deficiencies identified in the report and repeat the test, trial or demonstration as soon as reasonably practicable.  The provisions of Clause 3.7.a to 3.7.e (inclusive) shall apply to such repeat test, trials or demonstrations except that the Contractor shall only be required to provide the Authority five (5) business days notice of the date, time and place of any such repeat test, trial or demonstration.

g.                                      The Authority may, within twenty (20) business days of receipt of a report, the evidence described in Clause 3.7.e (if applicable) and a draft Assurance Sign Off Certificate, dispute the accuracy of the test, trial or demonstration report and/or the evidence described in Clause 3.7.e (as the case may be).  If the Authority does not dispute the accuracy of a report and/or the evidence described in Clause 3.8.e (if applicable) during the relevant period, the Authority shall countersign and issue to the Contractor the Assurance Sign-Off Certificate relevant for such demonstration item.  If the Authority fails to notify the Contractor whether or not it agrees or disputes the accuracy of the report and/or the evidence described in Clause 3.7.e (as the case may be) within the relevant period then the Contractor shall notify the Authority that it has failed to respond.  If the Parties are unable to agree the report and/or whether the evidence described in Clause 3.7.e (as the case may be) demonstrates that the Acceptance Criteria has been achieved in relation to such Demonstration Item, any matter in dispute may be referred to Clause 2.10 Dispute Resolution.

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h.                                      The Authority’s signature of an Assurance Sign-Off Certificate shall not constitute acceptance off Contract, and it shall not prejudice the Contractor’s responsibility to meet the requirements of the Contract including that for achievement of the Systems Requirement Document at Annex B to the Contract.

3.8.                           User Trials

a.                                       The Contractor shall support and meet his obligations for the LPPV User Trials stated at Annex T to the Contract.  All User Trials Articles used in the LPPV User Trials shall remain the property of the Contractor and shall be loaned to the Authority, for a period of up to twelve (12) months and governed by the terms set out in Annex U of the Contract.  The Contractor shall provide all required documentation and support for the User Trials Articles throughout the LPPV User Trials.

b.                                      The LPPV User Trials shall be conducted at UK location(s) to be notified by the Authority.

c.                                       All the User Trials Articles shall be made available within the agreed Contract Price of this Contract and the Authority shall not be charged any additional cost for loan of equipment or support to the LPPV User Trials.

d.                                      The Authority shall confirm that the LPPV User Trials shall proceed four (4) weeks prior to the trials start date.  The Contractor shall, two (2) weeks prior to that date, provide training and instruction (including any required technical publications) for up to ten (10) service and other personnel identified by the Authority as conducting the LPPV User Trials.  The training and instruction shall be sufficient to allow safe operation in accordance with the requirements of the Safety and Environmental Case as set out in Clause 3.16.

e.                                       The LPPV User Trials shall be used to:

i.                                          assist the Acceptance process in identifying any issues relating to the Article and highlight any areas of the Articles, which may not meet the requirements of the Contract.  The LPPV User Trial shall not seek independently to verify compliance with every requirement of the Contract, although the Authority reserves the right to do so, in whole or in part;

ii.                                       evaluate the Technical Documentation presented and provide comment;

iii.                                    identify additional Authority training requirements;

iv.                                   assist the Authority in developing its Standard Operating Procedures.

f.                                         If, during the LPPV User Trials, the Article or any changes made to the Article are found not to meet the requirements of the Contract in any respect, then the Contractor shall, at his own cost, be responsible for rectifying all shortfalls and re-trials until the Contract requirements are met.

3.9.                           Design Authority

a.                                       The Contractor shall be the LPPV Design Authority (the “LPPV DA”) for all of the Articles delivered under the Contract.  As the LPPV DA, the Contractor shall perform the obligations set out in this Clause 3.9.

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b.                                      The Contractor shall prepare and maintain all design specifications and manufacturing records in accordance with the terms and conditions of the Contract and provide the appropriate sub-system and interface data in the form of a Technical Data Pack which is described in the Contract Data Requirements at Annex C of the Contract.

c.                                       The Contractor agrees to provide information to the Authority in order that the safety of the Article can be ascertained.

d.                                      The Contractor agrees to support all the Articles delivered under this Contract throughout their life, under terms and conditions and prices to be agreed with the Authority.

e.                                       Sub-contracting of its obligations under this Clause 3.9 does not relieve the Contractor of his responsibilities.  The Contractor shall make such arrangements with its Sub-contractors, and they with theirs, to ensure that the sub-contracted elements meet the requirements of the Contract.

f.                                         The Contractor shall make available to the Authority drawings, design data, calculations and reports of tests or demonstrations so that questions which may affect the safety and environmental impact or performance of the completed equipment may be discussed at an early stage.  If requested by the Authority, the Contractor shall make arrangements for such tests or demonstrations to be witnessed by the Authority or its Authorised Representatives at reasonable times and on giving reasonable prior notice to the Contractor and the Authority shall comply with and procure that its Authorised Representatives comply with any reasonable safety procedures or instructions of the Contractor.

g.                                      The Authority shall have the right, at its sole discretion, to:

i.                                          transfer the obligations in paragraph (b) above to another party if the Contractor is in material breach of such obligations and fails to remedy such breach within ten (10) working days of receipt of notice from the Authority; or

ii.                                       perform such obligations itself.

h.                                      The Contractor shall maintain the ability to transfer the obligations in a timely fashion and shall provide all required assistance to facilitate the transfer.  Such transfer shall be on fair and reasonable commercial terms.

i.                                          Where there is transfer of the obligations in paragraph (b), a change proposal pursuant to Clause 3.12 will be produced to reflect the reduced scope and any change in the risk profile.

j.                                          The Parties shall comply with paragraph 7 of JSP 886, Volume 5, Part 2A: land modifications, version 1.3 dated 25 Jan 10.

3.10.                    Systems Acceptance/Demonstration

a.                                       System Acceptance shall be the process of progressing the Articles through the following stages of acceptance:

i.                                          Design Acceptance following Design Chill and Design Freeze, and

ii.                                       Final System Acceptance

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The Contractor and the Authority shall formally agree and record the transition between each stage before proceeding to the next stage in accordance with the C-TEMP at Annex S of the Contract.

b.                                      This Clause and the C-TEMP at Annex S to the Contract state the agreed procedure to be undertaken and the roles, responsibilities and obligations of the Contractor and the Authority for the Articles  to achieve System Acceptance.  The Acceptance Criteria are stated within the Systems Requirement Document at Annex B to the Contract.

c.                                       The Contractor shall demonstrate to the Authority’s satisfaction that the Article fully meets all of the requirements of the Systems Requirement Document at Annex B to the Contract at the performance levels offered in the Contractor’s compliance matrix.  Demonstration shall be conducted in accordance with the Contractor’s Test Evaluation Management  Plan (C-TEMP) at Annex S to the Contract.

d.                                      The Contractor shall formally report evidence resulting from the C-TEMP to the Authority at each Project Review Meeting, or at any other such time as may reasonably be requested by the Authority.

e.                                       At the conclusion of all trials, tests and demonstrations leading to Design Acceptance, the Contractor shall submit to the Authority a Final Trials report and all evidence resulting from the activities carried out under the C-TEMP at Annex S to the Contract.  The Contractor shall certify that the Articles fully meet the requirements of the Contract including the Systems Requirement Document at Annex B to the Contract.

f.                                         Demonstration of full compliance to the satisfaction of the Authority shall result in Design Acceptance by the Authority and agreement of the production build standard for each Article.  Notification of satisfactory demonstration shall be given in writing to the Contractor within one (1) month of the date of the certified evidence and final trials report being submitted to the Authority.

g.                                      The granting of Design Acceptance and subsequently Final System Acceptance by the Authority shall in no way affect other rights the Authority has under the Contract.  The Contractor shall remain fully responsible for meeting all his obligations under the Contract, including his role in achieving System Acceptance.  If, subsequent to System Acceptance, the Articles are found not to meet the requirements of the Contract in any respect then the Contractor shall, at his own cost, be responsible for rectifying all shortfalls and re-trials until the requirement is met to the reasonable satisfaction of the Authority’s Project Manager.

h.                                      The progressive acceptance process, as agreed in the C-TEMP at Annex S to the Contract, shall be a process of continual assessment for the Authority and the Contractor to jointly review the evidence as it becomes available throughout demonstration, manufacture and support.  The body of evidence progressively created and reviewed shall be used as part of the Contractor’s demonstration that the Articles are being developed, manufactured and introduced into service in accordance with the Contract.  Progressive acceptance shall not mean Design Acceptance or Final Systems Acceptance of the Article or any part of the Article.

i.                                          All evidence presented shall be measured against the Contract, including the Systems Requirement Document at Annex B to the Contract (including the Contractor’s compliance matrix), and compliance with Def Stans and STANAGs where appropriate and applicable.

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j.                                          Nothing said, done or implied by the Authority during the progressive acceptance process shall affect the legal relationship between the parties and shall in no way limit or exclude the Contractor’s obligations under the Contract.

3.11.                    Configuration Control

a.                                       The Contractor shall conduct Configuration Management in accordance with DEF STAN 05-57 Issue 5 dated 17 June 2005 and his Configuration Management Plan at CDRL 38 of the SOW at Annex A.  The Contractor shall ensure that the Authority’s Project Manager (or his authorised representative) has full and free access to the Contractor’s records of the configuration items and the configuration process.

b.                                      A Configuration Changes Management Group (CCMG) shall be established by the Contractor to control and manage any changes to the configuration baseline of the Articles, its ancillaries, its associated logistic support and the Project Plans set out in the Statement of Work at Annex A to the Contract.  The CCMG shall remain in existence for the period during which the configuration baseline is under Contractor’s control.  The CCMG shall be chaired by the Contractor.  The Contractor shall give the Authority at least two (2) weeks prior notice of each meeting of the CCMG and the Authority shall have the right to attend such meetings as it deems appropriate.

3.12.                    Contract Change Procedure

a.                                       This clause describes the procedure to be used for implementing changes to the Contract.

b.                                      Changes may include, but shall not be limited to, the following:

i.                                          Changes to deliverables;

ii.                                       Flexing of funding to facilitate the curtailment or expansion of activities being undertaken;

iii.                                    Introduction of new work as a result of the identification of new technologies or the work of other programmes;

iv.                                   Changes to the acceptance schedule and corresponding effects on milestones; and/or

v.                                      Removal of work that is unnecessary to achieve Contract outcomes or for which better value for money can be achieved through a decision to allocate the cost of that work to other Contract outcomes.

c.                                       Changes to Contract requirements may be proposed by the Authority or by the Contractor.  In either case the Contractor shall be responsible for preparing a Change Proposal using the Change Notice Form at Annex K to the Contract.

d.                                      When the Authority notifies the Contractor of a proposed change in requirements, or when the Contractor identifies the potential for such a change, the Contractor shall prepare a Change Notice for the Authority’s consideration within 20 Business Days or such other timescale as may otherwise be agreed by the Authority.  The Change Notice shall contain

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sufficient information to enable a decision on the proposed change to be made within the timescale proposed within the Change Notice.

e.                                       For proposed Changes to the Contract, the Change Notice shall include all costs and other factors affected by the proposed Change.  These shall include, but not be limited to any change to:

i.                                          The overall Contract Price;

ii.                                       Programme Schedules;

iii.                                    Statements of Work;

iv.                                   Deliverables (including Articles, DIDs, Acceptance Criteria, timing);

v.                                      Any other input that may result.

f.                                         Each Change Notice shall be identified by a unique serial number, and once completed shall be submitted to the Authority for its consideration.

g.                                      The price shall not only include those cost changes directly relating to the Change Notice itself but also any consequential cost changes that may arise elsewhere under the Contract.  The Authority shall not be liable for any consequential costs that were not identified prior to approval of the Change Notice concerned.

h.                                      Where a change has originated from the Authority, the Contractor shall include in the Change Notice their reasonable costs incurred for preparation of the change.  No preparation costs shall be allowable for Contractor originated Change Notices.

i.                                          Any changes initiated by the Contractor which are necessary to ensure compliance with the requirements of the Contract shall be the liability of the Contractor.

j.                                          In accordance with DEFCON 127 or DEFCON 643, the price submitted in the Change Notice shall be supported by details of the rationale used to determine the proposed costs, including a detailed breakdown (embracing all levels of the supply chain).  If required, the Contractor shall also provide the Authority with full visibility of the costs of any part of the original work to which the proposed change relates.

k.                                       All labour rates used shall be those set out in Annex W.

l.                                          The Authority reserves the right to only part fund any changes to the Contract.  The Authority shall consider each Change Notice on a case by case basis with the Contractor prior to the approval or rejection of any such Change Notice.

m.                                    Work in connection with any proposed change shall not commence until the Authority’s Commercial Manager (see Box 1 of DEFFORM 111) or his authorised representative has approved the Change Notice and the Contract has been amended in accordance with the requirements of DEFCON 503 and Clause 2.9.  Any work undertaken or costs incurred in advance of the acceptance of any Change Notice will be entirely at the Contractor’s own risk.  Once a proposed change has been agreed and a Contract Amendment to incorporate it has been accepted by the Contractor, then the Contractor shall implement the change in accordance with the duly amended terms and conditions of the Contract.  All change notices shall be recorded on Annex L, whether accepted or rejected.

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n.                                      The Authority reserves the right to reject or not take forward any proposed change contained in a Change Notice.  In the case of rejection or non-adoption the Authority shall give the Contractor reasons for that rejection.

o.                                      The Authority shall notify the Contractor of its decision on whether to take forward any proposed change within 20 Business Days of the Contractor submitting full details of the change as required by this Clause 3.12.

3.13.                    Reliability & Maintainability (R&M)

a.                                       The Contractor shall demonstrate the R&M requirements stated in the R&M Programme Plan and R&M case referenced in the Statement of Work (at Annex A to the Contract) and the Systems Requirement Document at Annex B.

b.                                      The Authority shall have access to the data and results produced as a result of all demonstrations/tests under Clause 3.12.  The Contractor and the Authority shall jointly sentence incidents that occur during the demonstration/tests.  The Incident Sentence Committee, responsible for ratifying sentencing, shall be chaired by the Authority.  In the event of any dispute, such dispute shall be resolved in accordance with Clause 2.10.

c.                                       If at the end of any of the demonstration/tests the required level of R&M has not been met, then the Contractor shall, at no additional cost to the Authority, undertake any analysis, remedial design work, modifications and rectification work to bring R&M up to the levels stated in the Contract and shall demonstrate that this has been achieved to the satisfaction of the Authority.  Where the Authority deems appropriate this shall be by a repeat of the demonstration/trial.

d.                                      The Authority’s approval for the Contractor to commence delivery of LPPV Capability shall not be provided until after successful completion of all the demonstration/trials required in the R&M Programme Plan.  The Authority shall provide confirmation in writing of the achievement or otherwise of the R&M requirements when the results of the demonstrations/trials have been reported.

e.                                       Notwithstanding the Contractor’s requirements to demonstrate that the contracted Reliability and Maintainability (R&M) requirements have been achieved, the Authority reserves the right to conduct an In Service Reliability and Maintainability Demonstration (ISR&MD), within the first two years of the first delivery of Items 1, 2 and 3 of the Schedule of Requirements, to confirm that the requirements for R&M defined in the Contract have been met.

f.                                         Where an ISR&MD is required it shall be conducted in accordance with terms to be agreed between the Parties to the Contract, each acting reasonably.

g.                                      Where an ISR&MD is conducted, if at the end of the ISR&MD the LPPV system fails to meet the levels of R&M, the Contractor, within the Contract Price, shall undertake any necessary analysis, remedial design work, modifications, rectification work and retesting to bring R&M up to the levels stated in the Contract and shall demonstrate that this has been achieved to the satisfaction of the Authority.  He shall also be responsible for incorporating the remedial work into, but not limited to, the Supply of LPPV Capability (Items 1, 2 and 3 of the Schedule of Requirements), the Safety Case, Spares, Technical Documentation, S&TE and training equipment already delivered and those still to be delivered, at no additional cost to the Authority.

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h.                                      The Authority reserves the right to cease to accept deliveries should LPPV fail to meet the R&M requirements of the Contract.  Any such suspension of the acceptance shall be made in writing by the Authority contracting team’s Senior Commercial Manager, and shall remain in force until all necessary corrective action has been taken by the Contractor to overcome the shortfall in performance required under the Contract.

3.14.                    Acquisition Environment and Safety Management System

a.                                       The Acquisition Safety and Environment Management System (ASEMS) is the Authority’s mandated Business Process for managing all aspects of project Environmental and Safety requirements.  At the core of the ASEMS are two ‘Systems Manuals’: the Project Orientated Safety Management System (POSMS) and the Project Orientated Environmental Management System (POEMS).  Each manual contains a number of procedures designed to manage safety risks and environmental impacts and to apply appropriate mitigation measures.

b.                                      To the extent provided by the Authority from time to time, the Contractor shall ensure compliance with the PMT Safety and Environmental Management System (PMT SEMS), POSMS and POEMS in discharging his responsibilities under the Contract.

3.15.                    Non-Waiver

a.                                       Notwithstanding any other provision in this Contract, the Contractor’s obligations under this Contract shall not be prejudiced, waived or released by the Authority or the Authority’s Project Manager formally or informally verifying or expressing reasonable satisfaction with any design, drawing or data or if the Authority or the Authority’s Project Manager at any stage provides any advice or makes or fails to make any suggestion in relation to any design, drawing or data.

b.                                      Without prejudice to Clause 3.15.a, the obligation and liabilities of the Contractor under this Contract shall not be released, diminished or in any other way affected by:

i.                                          Any enquiry or inspection into any relevant matter which may be made or carried out by or on behalf of the Authority;

ii.                                       the Authority or its representatives reviewing and/or commenting on a reviewable document and/or witnessing the testing under Clause 3.8 or the failure to review and/or comment on such document and/or the failure to witness any such test, trial or demonstration;

iii.                                    the carrying out of the LPPV User Trials (including commenting on any non-compliances with the Contract during or after the LPPV User Trials have been carried out, or the omission of the Authority and/or the Authority’s Project Manager to comment on any non-compliances with the Contract during or after the LPPV User Trials have been carried out) or the failure to carry out the LPPV User Trials;

iv.                                   any certificate or statement for payment or any interim or final payment or other payment or advance against the Contract Price or issue of any certificate, statement or notice under this Contract.

28

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v.                                      any admission, approval, consent, comment, sanction, acknowledgement, confirmation, notification, rejection, acceptance or advice made or given by or on behalf of the Authority, the Authority’s Project Manager or any third party or, in any case the absence thereof; and/or

vi.                                   the appointment of, or failure to appoint, any person to inspect or otherwise report in respect of the work required under the Contract or the design thereof, or by any act or omission of any such person, whether or not such act or omission might give rise to any independent liability of such person to the Authority, the Authority’s Project Manager or any third party.

3.16.                    Safety & Environmental Case

a.                                       The Contractor shall:

i.                                          ensure that in performing the Contract, the Contractor complies with all statutory duties and obligations relating to safety and the environment and shall be responsible for ensuring that no Contract requirement causes him to be in breach of any statutory duty or obligation relating to safety and the environment in force at the date of execution of the Contract, subject to any approved exemptions set out in the Statement of Work (see Annex A);

ii.                                       immediately draw to the Authority’s attention if it appears that any Contract specification or Clause may render the Contractor in breach of any statutory duty or obligation relating to safety and the environment; and

iii.                                    ensure that all safety targets detailed in the Contract have been met and all risks have been reduced to a level that is As Low As Reasonably Practicable (ALARP) prior to the operation of the system by in service personnel.

b.                                      The Authority may, in accordance with the Change Process and without prejudice to any of its rights which may have arisen under Sub-Clause 3.16.a above, require the Contractor to vary each such specification or condition in a manner acceptable to the Authority and which will not render the Contractor in breach of any statutory obligation relating to safety and/or the environment.

c.                                       Nothing in the Contract or in any other document created or signed on behalf of the Authority shall constitute a written undertaking for the purposes of Section 6 (8) of the Health and Safety at Work Act 1974 relieving the Contractor of any of his duties under Section 6 of that Act.

3.17.                    Independent Safety Advisor

a.                                       The Contractor shall provide access to records, including sub-contractor records, for contract purposes, to enable the Independent Safety Advisor appointed by the Authority to carry out safety audits and other assessment activities to meet the Authority’s safety requirements.

29

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3.18.                    Long Lead Items

a.                                       The Contractor has been authorised to procure Long Lead Items and provide services in connection with LPPV in accordance with the forms of ITP set out at Annex Y to the Contract.  The Contractor agrees that items procured in terms of the ITP shall form part of the Contract and shall be paid for as part of the price under the Contract.

3.19.                    Integrated Logistic Support

a.                                       All work for Items 4 - 8 of the Schedule of Requirements (Initial Support Package) shall be carried out in accordance with the Integrated Logistic Support section of the Statement of Work at Annex A.

b.                                      The support solution shall be developed as part of the Contractor’s demonstration activities.  The Integrated Logistic Support (ILS) activities conducted during the Contractor’s demonstration activities, in accordance with the Statement of Work at Annex A, shall identify the resources required for the support of LPPV.

c.                                       Due to the timescale of the programme for delivery of the Articles, the Contractor shall deliver the agreed support solution at Items 4 - 8 of the Schedule of Requirements incrementally.  The delivered support shall be commensurate with the whole delivered fleet in a way that optimises the support solution as the delivery of the Articles progresses.  This shall be reflected in the Contractor’s Integrated Support Plan (ISP) as defined in the SOW at Annex A which shall detail the specific ILS activities, business and technical issues and contract deliverables in direct response to the Authority’s ILSP.  Delivery shall take place in accordance with the Master Project Schedule within the Contractor’s ISP which shall include an appropriate lead time to ensure that the support is in place prior to receipt of Articles in order to achieve the both ready for training date and operational capability.

Spares

d.                                      The Contractor shall comply with DEFCON 82 for the supply of spares at Item 7 of the Schedule of Requirements.

e.                                       The Contractor shall aim to increase the proportion of COTS spares items to proprietary spares items over the period of delivery of Items 1 to 3 of the Schedule of Requirements.

f.                                         In consideration of the award of the Contract, the Contractor guarantees the availability of spare parts and components of his own manufacture for the life of the Articles.  Insofar as Items of other manufacturers are incorporated in the Articles, the Contractor shall use reasonable endeavours to obtain similar guarantees, but where this is not possible, he will make every reasonable effort to seek a suitable alternative to the Authority if the original spare part or component is no longer available.

Codification

g.                                      NATO Codification of items shall be undertaken in accordance with DEFCON 117 (Edn 05/06).

h.                                      The Authority and the Contractor shall within ninety (90) days of the date of Contract agree a timeline for codification activities.

30

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3.20.                    Obsolescence

a.                                       The Contractor shall be responsible, until completion of all deliverables required in terms of Items 1 - 8 of the Schedule of Requirements, for ensuring the continued supply and maintainability of Articles under this Contract whether they are of the Contractor’s own design or those of any of his Sub-contractors and the Contractor’s obligations under 3.20.a-f shall only apply until completion of all deliverables required in terms of Items 1 - 8 of the Schedule of Requirements.

b.                                      The Contractor shall be responsible for the management of obsolescence in accordance with the Obsolescence Management Plan required as part of the Statement of Work at Annex A until completion of all deliverables required in terms of Items 1 - 8 of the Schedule of Requirements.

c.                                       The Contractor shall be responsible for identifying any Article or part of an Article which it believes may become obsolete and shall notify the Authority of such pending obsolescence as soon as reasonably practicable together with its proposed course of action to alleviate such obsolescence.  The Contractor shall be responsible, at its own expense, for recommending and implementing its proposed course of action and in doing so it shall take full account of the principles of obsolescence management set out in the Obsolescence Management Plan at required as part of the Statement of Work at Annex A.

d.                                      Should the Contractor propose an alternative component of a similar design or a modification to an Article as a solution to non availability due to obsolescence or otherwise, he shall submit a Change Proposal form to the Authority in accordance with Clause 3.12 (Contract Change Procedure) and obtain the Authority’s approval to proceed with the implementation of his proposed solution in accordance with Clause 3.11 (Configuration Control).  Such approval shall not be unreasonably withheld or delayed.  Where the proposed solution does not involve either a configuration change or a change of form, fit or function, then the Contractor shall be entitled to adopt its solution.

e.                                       The Contractor shall be responsible for the consequential cost of any changes necessary under this Contract as a result of non availability due to obsolescence or otherwise and/or any approved change resulting from such approval by the Authority including, but not limited to, modification of all in-service Articles (provided as part of Items 1 and/or 2 and/or 3 of the Schedule of Requirements) to ensure a common build standard, changes to the spares list, any plans, publications, support and test equipment, packaging, training, and any other consequential costs incurred by the Authority.

f.                                         If the Contractor has failed to identify obsolescence in accordance with Clause 3.20.c and the Authority is left in possession of surplus equipment that is no longer useable by the Authority to maintain and/or support Articles or equipment supplied in terms of Items 1 - 8 of the Schedule of Requirements, the Contractor shall be required to buy back such equipment from the Authority at the cost originally paid by the Authority to the Contractor for that equipment plus an additional handling charge of 10% of the cost originally paid for said equipment.

g.                                      In the event that the Authority exercises the option set out in Clause 4.5 to acquire Option Items, the terms of Clauses 3.20.a to f shall apply in equivalent terms to such Option Items as they apply to Articles supplied in terms of Items 1, 2 and 3 of the Schedule of Requirements.

31

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3.21.                    Sustainable Procurement - Environmental Management Standards

a.                                       The Contractor shall take all reasonable steps to ensure that all activities under this Contract shall comply with certified environmental management standards based on ISO14001 or equivalent.

3.22.                    Marking of Articles

a.                                       The Contractor shall supply and fit vehicle identification plates in accordance with the Systems Requirements Document at Annex B to the Contract.

b.                                      The Contractor shall supply and fit Modification plates in accordance with the Systems Requirements Document at Annex B to the Contract.

c.                                       The Authority will provide the Contractor with Asset Code, NSN, nomenclature, ERMS & AESP code details.

3.23.                    Registration Plates and Allocation of Registration Numbers

a.                                       The Contractor shall supply and fit registration plates in accordance with the Systems Requirement Document at Annex B to the Contract.  Application for registration plates shall be made, in writing, 28 days before they are required to the Project Manager (see box 2 of the Appendix to Contract).

b.                                      Prior to consignment of the Articles, the Contractor shall notify the allocation of vehicle registration numbers to chassis and engine numbers as appropriate to the address outlined above.

3.24.                    Potential Hazard - Respirable Dust on Equipment Returned From Theatre

a.                                       Some equipment being returned from theatre to UK for servicing and maintenance may be contaminated with dust potentially containing respirable crystalline silica.  Maintenance, servicing and refurbishment activities that disturb this dust carry with them the potential to expose those undertaking the task to airborne dust containing respirable crystalline silica.

b.                                      The Contractor shall ensure that exposure to hazardous substances must be adequately controlled and, for substances assigned a Workplace Exposure Limit (WEL), exposure does not exceed the WEL.  Respirable crystalline silica has been assigned an 8 Hr Time Weighted Average WEL of 0.1mg/M3.

c.                                       Processes that actively generate airborne dust, such as use of compressed air lines, should be avoided.  Cleaning techniques that minimise generation of airborne dust include wet or vacuum cleaning.  If this is not reasonably practicable or does not reduce exposure sufficiently then use of enclosures and/or properly designed exhaust ventilation systems - supplemented by respiratory protective equipment - may be necessary.  The provision of respiratory protective equipment on its own as a control measure is unlikely to be acceptable.

32

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d.                                      The Health and Safety Executive (HSE) recommends that risk assessments for silica follow the “special” control approach as laid out in their guidance sheet G400, further information on dealing with respirable silica can be obtained from the HSE and from the British Occupational Hygiene Society.

e.                                       The Contractor shall forward this information to any companies in his supply chain that are involved in any activity, e.g. repair, servicing, maintenance, refurbishment, disposal, etc., of the equipment(s), sub-systems, and/or components, that may disturb any dust on such items.

3.25.                    Contractor on Deployed Operations (CONDO)

a.                                       In the event the Authority requires the Contractor to provide Field Support Representatives, the Contractor shall submit a Change Proposal to provide CONDO services in accordance with DEFCON 697 and DEF-STAN 05-129.

3.26.                    Priority

a.                                       The Contractor agrees that the manufacture and delivery of:

i.                                          Items  1 - 8 of the Schedule of Requirements; and

ii.                                       any Option Items in respect of which the Authority exercises its option on or prior to 30 June 2011,

shall have priority in terms of manufacturing facilities over any of the Contractor’s other customer orders.

4.                                      PRICE

The following DEFCONs shall apply to this Contract, as modified below (where relevant):

DEFCON 127 (Edn.10/04) - Price Fixing Condition for Contracts of Lesser Value

This shall only apply to Amendments to Contract and elements of Unpriced Work up to value of £[***].

DEFCON 619A (Edn.09/97) - Customs Duty Drawback

DEFCON 643 (Edn.07/04) - Price Fixing

This shall apply to Pricing of the Option Items, elements of Unpriced Work and Amendments in excess of £[***].

DEFCON 648A (Edn.07/04) - Availability of Information

This shall apply to Pricing of the Option Items, elements of Unpriced Work and Amendments to Contract in excess of £[***].

DEFCON 648 (Edn.10/02) - Availability of Information

33

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This shall only apply to Amendments to Contract and elements of Unpriced Work between £[***] and £[***].

DEFCON 650 (Edn 10/02) - References to the Review Board of Questions Arising Under the Contract

This DEFCON shall only apply to Amendments to the Contract and elements of Unpriced Work between £[***] and £[***].

DEFCON 650A (Edn.07/04) - References to the Review Board of Questions Arising under the Contract

This shall apply to Pricing of the Option Items, elements of Unpriced Work and Amendments to Contract in excess of £[***].

DEFCON 651 (Edn 10/02) - References to the Review Board of Questions Arising In relation to Relevant Sub-contracts Including those with a Subsidiary Company or Firm

This shall only apply to Amendments to the Contract and elements of Unpriced Work between £[***] and £[***].

DEFCON 651A (Edn.07/04) - Reference To The Review Board of Questions arising in Relation to Relevant Sub-contracts Including those with a Subsidiary Company or Firm

This shall apply to Pricing of the Option Items, elements of Unpriced Work and Amendments to Contract in excess of £[***].

DEFCON 652 (Edn.07/04) - Remedy Limitation

This shall apply to Pricing of the Option Items, elements of Unpriced Work and Amendments in excess of £[***].

4.1.                           Prices

a.                                       The prices payable under this Contract shall be as shown in the Schedule of Requirements or in accordance with the provisions specified therein and are FIRM subject to paragraph 4.1.e.

b.                                      The Parties agree that any Option Items, Unpriced Work and/or Amendments to the Contract shall be priced in accordance with the DEFCONS referred to and other provisions of this Clause 4.

c.                                       The prices shall be the prices of the Articles packaged in accordance with the terms and conditions of the Contract and delivered as detailed in the Contract.  Prices shall be net, after allowing for all cash and trade discounts.

d.                                      The prices are inclusive of all appropriate taxes (but not UK VAT - see DEFCON 513), royalties, licence fees and the cost of complying with all conditions of the Contract.

e.                                       The prices set out in the Schedule of Requirements do not include the work and deliverable set out in Annex X (“Unpriced Work”).  The Parties shall agree firm prices for such Unpriced Work within 60 days of the date of the Contract.  If the Parties cannot agree

34

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firm prices for Unpriced Work within said period, such prices shall be determined in accordance with Clause 4.1.b.

4.2.                           Equality of Information

a.                                       This Clause is applicable to all pricing under the Contract in accordance with DEFCON 643.  The Equality of Information (E of I) Pricing Statement agreed between the Parties is set out in Annex Z to the Contract.

b.                                      The Authority and the Contractor acknowledge that each of them independently has relied upon the statements in the Equality of Information Pricing Statements at Annex Z to the Contract.

4.3.                           Pricing of Changes to the Requirement

a.                                       Where a change in requirement as detailed in the contract change procedure at Clause 3.12 necessitates an adjustment to an agreed price under the Contract, the Contractor shall submit to the Authority within 10 business days (or such other period of time as agreed with the Authority) of the request the following information in support of the price quoted:

i.                                          A firm price quotation for the work required to be carried out under the proposed amendment.  The quotation should provide to the Authority full visibility of the build up of the price.  This information, which shall contain sufficient detail as to allow the Authority accurately to assess the extent to which the price quoted for the revised requirement is fair and reasonable, shall be broken down as required by Clause 4.6 and Annex AA to the Contract.

b.                                      All price changes shall be subject to DEFCONs 643, 648, 648A, 650, 650A, 651, 651A, 652 and 127 as appropriate.

c.                                       The Contractor agrees to the information in Clause 4.6 being used to provide equality of information to the Authority in pricing any changes to the Contract.

d.                                      Timely pricing of a proposed amendment is essential to the efficient execution of the Contract.  The Contractor shall make all reasonable endeavours to supply information and negotiate a fair and reasonable price, and shall adopt a system of parallel working with the Authority (and his representatives) when preparing his quotation.

e.                                       Unless otherwise agreed at Clause 4.3.f, no work under the proposed amendment shall commence until a price has been agreed.

f.                                         Where, under exceptional circumstances, it is necessary for work to commence prior to an agreed price, the Authority may agree a maximum price.  The Authority may, at its own discretion, use an independent contractor to aid with the assessment of pricing.

4.4.                           Import Duty

a.                                       With respect to Clause 4 of DEFCON 528, Articles imported from outside the EU are deemed to be military equipment under the terms of the EC Regulations and as such will be exempt from duty.  A certificate to this effect will be provided to the Contractor within one

35

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month of a request from the Contractor for an Import Duty Waiver.  In order to issue a waiver, the Contractor shall provide to the Authority’s Commercial Manager the following details: country of origin; description of Article(s); the price of the Article(s); form of delivery and port of delivery of the Article, as a minimum.

4.5.                           Options for Manufacture and Support

a.                                       In consideration of the award of the Contract for Items 1 - 10 of the Schedule of Requirements, the Contractor grants to the Authority the irrevocable option to take up any or all of Option Items at Annex H to the Contract in accordance with the terms and conditions of this Contract.

b.                                      Should the Authority wish to invoke an option to proceed with any /or all of Items at Annex H to the Contract, the PMT Senior Commercial Manager will inform the Contractor in writing by the dates stated in that Annex H or within such further period as corresponds to the aggregate of any period(s):

i.                                          of delay in the programme constituting any breach of the Contract, or

ii.                                       for the duration of which the Authority is prevented from exercising any such option by reason of any other breach of the Contract by the Contractor or,

iii.                                    for the duration of which the Authority is prevented from exercising any such option due to the Contractor not meeting the requirements of the Contract in accordance with Annex I (Delivery Schedule).

c.                                       The Authority reserves the right to authorise procurement of Option Items which have a long lead time in stages depending on the lead timescales for the Option Items.

d.                                      The Authority shall not be liable for any of the costs of any of Option Items prior to an option for that Item being exercised by the Authority as per Clause 2.9 (Amendments to Contract).  The Authority shall not be liable for any costs incurred consequent upon the option for any or all of Items at Annex H to the Contract not being exercised.

4.6.                           Open Book Accounting

The Contractor shall at all times maintain full, current and accurate financial and accounting records relating to the performance of its obligations under this Contract so that the Authority is able to determine all cost components, cost levels and profit margins relating to the performance of such obligations under this Contract.  Such records shall include, without limitation:

i.                                          Direct labour and indirect labour costs;

ii.                                       direct material and sub-contract costs, including the full cost of purchasing or sourcing Articles;

iii.                                    overhead costs analysed to identify appropriate categories;

iv.                                   payment details to suppliers and Sub-contractors;

v.                                      capital expenditure;

36

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vi.                                   such other items as the Authority may reasonable require;

b.                                      The Contractor shall provide a summary of records maintained in accordance with Clause 4.6.a and other data requested by the Authority whenever requested by the Authority to do so, together with explanations, as required by the Authority, to enable the Authority to monitor the Contractor’s financial and accounting position in relation to this Contract.

c.                                       Subject to five (5) business days notice, provide any facilities that the Authority may reasonably require for the Authority or its nominated representatives (which may include the National Audit Office) to visit the Contractor’s offices and the offices of its Sub-contractors (or any place where such records are held) to examine such records maintained under this Clause.

d.                                      The Contractor shall provide the Authority with audited financial statements (which shall contain a full set of accounts including, but not limited to, a profit and loss account, balance sheet and cash flow statement audited by a firm of independent accountants, Auditor’s and Directors reports and accompanying explanatory notes, including changes to accounting policies) for the Contractor and its ultimate Holding Company, as soon as reasonably practicable after each becomes available.

e.                                       All financial statements provided pursuant to Clause 4.6.d shall be prepared on a basis consistently applied in accordance with generally accepted accounting principles in England, or accounting principles consistent with UK reporting accounting standards or relevant international accounting standards.  They shall give a true and fair view of the results of the Contractor’s operations for the period in question and of the state of the Contractor’s affairs as at the date at which the financial statements are made.

f.                                         Without prejudice to the Contractor’s obligations under DEFCON 659 (Security Measures), the Contractor shall retain the records referred to in Clause 4.6 for the period of at least 6 years from the date of the relevant document.  At the expiry of such 6 years the Contractor shall offer the Authority the opportunity to take possession of all such records.

4.7.                           Private Venture Costs

a.                                       The Parties agree to exclude from any prices calculated in accordance with Clause 4.1.b above in respect of Option Items, Unpriced Work and Amendments any design and/or development costs except for design and development costs which have been disclosed to the Authority in writing in a notice titled “Disclosed Private Venture Costs” prior to the date of the Contract.

b.                                      If in the course of agreeing prices for Option Items and/or Amendments to the Contract and/or Unpriced Work in accordance with Clause 4.1.b, the Authority discovers that any previously agreed firm price contains any design and/or development cost other than those which have been disclosed to the Authority in writing prior to the date of the Contract, the Authority shall be entitled to recover such previously undisclosed design and/or development cost whether by way of refund or set-off.

5.                                      INTELLECTUAL PROPERTY RIGHTS

The following DEFCONs shall apply to this Contract, as modified below (where relevant):

37

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DEFCON 14 (Edn.11/05) - Inventions and Designs, Crown Rights and Ownership of Patents and Registered Designs

DEFCON 90 (Edn.11/06) — Copyright

DEFCON 91 (Edn. 11/06) — Intellectual Property Rights in Software

DEFCON 531 (Edn.05/05) - Disclosure of Information

DEFCON 632 (Edn.02/07) - Third Party Intellectual Property Rights — Commercial and Non-Commercial Articles and Services

5.1.                           Intellectual Property Rights

a.                                       The parties shall comply with the provisions of Annex BB to Contract.  Any requirements for in-service support shall be as set out in Annex BB.

5.2.                           Confidentiality

a.                                       This Clause shall apply in addition to and notwithstanding DEFCON 531 or any other confidentiality condition of the Contract.

b.                                      For the purposes of this Clause “Controlled Information” shall mean any information in any written or tangible form which is disclosed to the Contractor by or on behalf of the Authority under or in connection with the Contract, and which is identified by the legend “Controlled Information” or other approved legend notified to the Contractor.  Controlled Information shall exclude information provided by oral communication.

c.                                       The Contractor shall:

i.                                          hold the Controlled Information and not use it other than for the purpose of discharging its obligations under the Contract;

ii.                                       not copy the Controlled Information except as strictly necessary for the purpose of discharging its obligations under the Contract;

iii.                                    not disclose the Controlled Information to any third party unless so authorised in writing beforehand by the Authority;

iv.                                   protect the Controlled Information diligently against unauthorised access and against loss; and,

v.                                      act diligently to ensure that:

(1)                                  Controlled Information is disclosed to its employees only to the extent necessary for the purpose of discharging its obligations under the Contract;

(2)                                  employees to whom Controlled Information is disclosed are made aware of and required to comply with the terms of this Clause.

d.                                      Where Controlled Information is provided to the Contractor, it shall:

38

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i.                                          compile a register of that Controlled Information, which shall include explicit description of the Controlled Information, a record of the number of copies made and a record of all access to the Controlled Information including access to any copies of the Controlled Information.

ii.                                       maintain this register for the duration of the Contract and for two years following completion of the Contract.

iii.                                    make the register of access available to the Authority upon reasonable notice for inspection and audit for so long as it is required to be maintained under this Clause; and,

iv.                                   at the completion of the Contract, return to the Authority all original and duplicate copies of the Controlled Information, or else at the Authority’s option destroy these copies and provide a certificate of destruction to the Authority.

e.                                       This Clause shall not diminish or extinguish any right of the Contractor to copy, use or disclose any other information to the extent that it can show:

i.                                          that the information concerned was or has become published or publicly available for use without breach of any provision of the Contract or any other agreement between the Parties;

ii.                                       that the information was already known to it (without restrictions on disclosure or use) prior to receiving it under or in connection with the Contract;

iii.                                    that the information concerned was lawfully provided by a third party without restriction on use or further disclosure; or

iv.                                   from its records, that the information was derived independently of the Controlled Information;

to the extent that copying, use or disclosure of this other information shall not disclose its relationship to any Controlled Information.

5.3.                           Commercial Exploitation

The Contractor shall, subject to security considerations, have the right to sell any vehicles with the specification of LPPV under the Contract.  Prior to any sale of any such vehicles the Contractor shall agree with the Authority the extent of a levy (if any) payable by the Contractor to the Authority in relation to the Authority’s investment in the development of the Situational Awareness element of the Articles, which element forms part of the work to be undertaken by the Contractor’s sub-contractor, Thales Optronics Ltd.

If any such levy is payable, the Parties shall conclude a Commercial Exploitation Agreement in the form of Annex CC to the Contract.

6.                                      LOANS

The following DEFCONs shall apply to this Contract, as modified below (where relevant):

DEFCON 23 (Edn.04/98) - Special Jigs, Tooling and Test Equipment

39

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For the purposes of the Contract, the reference(s) to “the Equipment Accounting Instructions” in DEFCON 23 is amended to read “DEF STAN 05-99, Issue 3”.

DEFCON 76 (Edn.12/06) - Contractor’s Personnel at Government Establishments

DEFCON 611 (Edn.06/06) - Issued Property

For the purposes of the Contract, the reference(s) to “the Equipment Accounting Instructions” in DEFCON 611 is amended to read “DEF STAN 05-99, Issue 3”.

DEFCON 694 (Edn.06/06) - Accounting For Property of the Authority

6.1.                           Loans

a.                                       The Authority shall be responsible for providing/making available to the Contractor the Government Furnished Assets (GFA) which are listed and specifically and clearly defined by description, quantity, date(s), location of supply, loan period(s), date of return and loan terms (including frequency and form of reports concerning the GFA) at Annex DD to the Contract.  All such loan issues shall be recorded by the Contractor/Sub-contractor accordingly.  No other GFA or any other Government service shall be a dependency for the purposes of the fulfilment of the Contract.

b.                                      If a Force Majeure Event (as defined in Clause 7.7) arises pursuant to Clause 7.7, then the timescale for the Authority to provide any GFA in accordance with this Clause shall be extended by such time as is reasonable in the circumstances and the Authority shall incur no liability to the Contractor in respect of failure to provide such GFA unless and until such extended date is not met.

c.                                       The Authority shall have no liability to the Contractor if when the GFA is made available or offered to be made available on the agreed dates the Contractor fails to make use of it.  In such circumstances the liability of the Authority shall cease with effect from the first time the GFA is made available or offered on the agreed dates.

d.                                      The Contractor shall observe any instructions from the Authority regarding the use of any GFA issued for the purposes of this Contract.

e.                                       All items loaned in accordance with this Clause shall be returned to the Authority on expiry of the specified loan period.

6.2.                           Special Jigs and Tools

a.                                       “Special” items are those specifically required for the services to be provided under the Contract as distinct from “tools of the trade”, which the Contractor is expected to already hold or provide from his own resources.  All such items are held under the terms of DEFCON 23.  Details of the Jigs & Tools issued for work under this Contract are at Annex EE.

b.                                      Items held under DEFCON 23 terms on existing Contracts may be used in the performance of this Contract.

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7.                                      DELIVERY

The following DEFCONs shall apply to this Contract, as modified below (where relevant):

DEFCON 5 (Edn.07/99) - MOD Form 640 - Advice and Inspection Note

DEFCON 113 (Edn.10/04) - Diversion Orders

DEFCON 129 (Edn.07/08) - Packaging (For Articles other than Ammunition and Explosives)

DEFCON 507 (Edn.10/98) - Delivery

DEFCON 524 (Edn.10/98) - Rejection

DEFCON 525 (Edn.10/98) - Acceptance

DEFCON 612 (Edn.10/98) - Loss of or Damage to the Articles

DEFCON 621B (Edn.10/04) - Transport (if the Contractor is responsible for transport).

7.1.                           Deliverables

a.                                       The deliverables required under the Contract are as per the Schedule of Requirements, and as further defined in the Contract Requirement List (CDRL) list in Annex A to the Contract.

b.                                      The Articles shall be delivered in accordance with the Delivery Schedule at Annex I to the Contract, delivery shall be ‘Delivered Duty Paid’ DDP, INCOTERMS 2000, apart from Items 1, 2 and 3 of the Schedule of Requirements which shall be delivered ‘Ex-Works’ EXW, INCOTERMS 2000.

c.                                       All deliveries of Articles in terms of the System Requirements Document shall be made with their associated technical publications and initial spares.

d.                                      The Contractor shall inform the Authority as soon as he becomes aware of any event or reasons likely to result in failure to meet the Delivery Schedule.

e.                                       All Long Lead Items procured for the Contract shall be kept in a separate and secure store at the Contractor’s or his Sub-contractors’ premises within the UK.  The risk of loss or damage to the Long Lead Items shall remain with the Contractor until these are delivered to the Authority under Items of the System Requirements Document.

f.                                         Unless otherwise provided for in the Contract, all containers (including packing cases and boxes) used by the Contractor shall be non-returnable and included in the Contract Price.

7.2.                           Acceptance

a.                                       System Acceptance.  System Acceptance shall be completed in accordance with Clause 3.10.

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b.                                      Acceptance of Vehicle Deliveries.  All Articles delivered under Items 1-3 of the Schedule of Requirements will be delivered, inspected and accepted by the Authority in accordance with the following process:

i.                                          The Contractor shall perform the factory acceptance tests (“FAT”) set out in the agreed Deliverable Quality Plan at the Contractor’s facility at Shoreham.  The Contractor shall give the Authority’s Quality Assurance Representative not less than five (5) working days notice of when an Article and the results of the FAT will be ready for inspection;

ii.                                       The Authority’s Quality Assurance Representative shall perform an audit sample and review of the results of the FAT (which may include physical inspection of the relevant Article) on the number of Articles set out in the agreed Deliverable Quality Plan and, at its discretion may elect to increase or reduce the sample size;

iii.                                    The Authority’s Quality Assurance Representative shall sign off those Articles which have passed the FAT and the Authority’s Quality Assurance Representative’s review and/or inspection or shall notify the Contractor in writing which Articles have failed the FAT following such review and/or inspection.  The Authority’s Quality Assurance Representative shall endeavour to complete such review and/or inspection within 24 hours of notice and, in any event, shall complete such review and/or inspection within five (5) working days of having received the notice from the Contractor in terms of paragraph ii above.

iv.                                   The Contractor shall perform a further FAT on any Articles which have failed a FAT and the process set out in paragraphs i to ii shall be repeated until such time as the Article successfully passes the FAT;

v.                                      The Contractor shall notify the Authority not less than five (5) working days in advance of when it believes the sign-off of Articles will be complete and the Articles ready for collection.  The Authority shall, at its own cost, collect and deliver the Articles to JSCS Ashchurch within 5 working days following such sign-off from the Authority’s Quality Assurance Representative or deemed delivery in accordance with paragraph vi below.  In the event that the Authority fails to do so the Contractor shall be entitled to either deliver the Articles to JSCS Ashchurch or insure the Articles, and shall be entitled to recover its actual costs.

vi.                                   Sign off of Articles in accordance with paragraph iii above shall constitute delivery for the purposes of the Contract.  Where inspection has not occurred within the five (5) working day period referred to in paragraph iii above, the Articles shall be deemed to have been delivered on the expiry of such period provided that such deemed delivery does not relieve the Contractor of its obligations to perform a successful FAT in respect of each vehicle;

vii.                                On delivery of Articles to JSCS Ashchurch the Authority shall inspect the Articles in accordance with MoD 857/932 Inspection Process (the “Inspection Process”) within 24 hours where reasonably practicable and in any event within five (5) working days;

viii.                             The Contractor shall rectify any defects identified under the Inspection Process in accordance with clause 7.10;

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ix.                                     The Articles shall be deemed to have been accepted in accordance with DEFCON 525 on the earlier of:

(1)                                  Notification by the Authority within said five (5) working day period that the Inspection Process has been satisfactorily completed without identification of any defects; and

(2)                                  five (5) working days following delivery to JSCS Ashchurch unless the Authority has notified the Contractor prior to that time that an Article has failed the Inspection Process;

x.                                        Notwithstanding the foregoing, the Authority shall be entitled to accept Articles where there are minor defects which do not otherwise affect the operation and use of the Articles (“Concession Items”).  The Authority shall notify the Contractor of any Concession Items at the time it notifies the Contractor that the Article has passed the Inspection Process.  The Contractor shall be responsible for remedying any Concession Items at its own cost and as soon as reasonably practicable at a location agreed with the Authority;

c.                                       Other than for Items 1, 2 and 3 of the Schedule of Requirements, the following sub-Clauses d-f shall apply.

d.                                      Acceptance of Reports.  For all reports and updates to documents referenced in the Statement of Work at Annex A to the Contract, then clauses 7.2.e & 7.2.f shall apply.

e.                                       Upon receipt of a deliverable that has been received, the Authority shall assess whether the deliverable has complied with the requirements of the Schedule of requirements/associated Data Item Description (DID) and shall within fifteen (15) business days confirm one of the following:-

i.                                          Acceptance of the deliverable;

ii.                                       Acceptance of the deliverable but with minor comments.  The Authority shall agree resolution of such comments with the Contractor for incorporation in the relevant documents within five (5) business days; or

iii.                                    Reject the deliverable, confirming reasons why and request that the Contractor re-submit the deliverable within (10) business days or such other timescale as agreed between the Parties.

f.                                         If the Authority has confirmed receipt of the deliverable, but has not responded in accordance with fifteen (15) business days then the deliverable shall be deemed to have been accepted by the Authority.

7.3.                           Anchor Milestones

a.                                       The Authority has specified the milestones in Annex FF as Anchor Milestones, as these are critical to the successful completion of the Contract.

b.                                      It is a requirement of the Contract that the Contractor shall successfully achieve each of the Anchor Milestones referred to in Annex FF in sequence, by the respective dates specified in the Annex.  Where the Contractor fails to achieve an Anchor Milestone by the date specified, the Authority may, by notice in writing to the Contractor, terminate the

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Contract in accordance with Clause 7.4 with immediate effect or, where the Authority considers it appropriate and at its entire discretion, set a new date for the successful achievement of the respective Anchor Milestone.  Where a new date for an Anchor Milestone is set, the Contractor shall be liable for any additional costs.

c.                                       Where the Authority sets a new date for the successful achievement of an Anchor Milestone, the Contractor shall take all such action as is required to meet the new date for achievement of the Anchor Milestone, as if this were the date originally specified.

7.4.                           Default & Termination

a.                                       In this Clause, Contractor Default means:-

i.                                          Any failure by the Contractor to achieve an Anchor Milestone (see Annex FF) under the Contract within the timescales specified in the Contract or where a new date is set in accordance with Clause 7.3.b, such new date;

ii.                                       Any material breach;

iii.                                    Any persistent breach of any of the Contractor’s obligations under the Contract.  For the purposes of the Contract a persistent breach shall be a breach of the Contract by the Contractor other than a breach or event which falls into any of the categories of default set out in Clause 7.4.a.i, 7.4.a.ii, 7.4.a.iv or 7.4.a.v which has continued for a period of more than 30 days or occurred more than 3 times in any 6 month period;

iv.                                   The limit on liquidated damages for delay set out in Clause 7.6 having been reached.

v.                                      Breach of the requirements of DEFCON 68 (Supply of Data for Hazardous Articles, Materials and Substances), DEFCON 515 (Bankruptcy and insolvency), DEFCON 518 (Transfer), DEFCON 520 (Corrupt Gifts And Payments Of Commission), DEFCON 566 (Change of Control of Contractor) and DEFCON 659 (Security Measures).

b.                                      If the Authority decides, having consulted with the Contractor, that the Contractor has committed a Contractor Default falling within the terms of Clause 7.4.a.i, 7.4.a.iv or 7.4.a.v, the Authority, without prejudice to any other right or remedy he may have in respect of the Contractor Default, or the right to recover Liquidated Damages under Clause 7.6, may at his election give notice in writing, in accordance with DEFCON 526, to the Contractor terminating the Contract as a whole or to terminate the part of the contract of which the Contractor is in default.

c.                                       If the Authority decides, having consulted with the Contractor, that the Contractor has committed a Contractor Default falling within the terms of Clause 7.4.a.ii or 7.4.a.iii the Authority without prejudice to any other right or remedy he may have in respect of the Contractor Default may, at his election:

i.                                          by written notice, in accordance with DEFCON 526 (“the Rectification Notice”), specifying the circumstances of the Contractor Default, require the Contractor to make a rectification proposal in relation to the Contractor Default in

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accordance with Clause 7.4.d and the Contractor’s response to the Rectification Notice shall be governed by Clauses 7.4.e to g; or

ii.                                       by written notice, in accordance with DEFCON 526, require the Contractor to rectify the Contractor Default within 10 business days of such written notice and by taking such remedial action as the Authority may specify, and the Contractor shall take such action without imposing any additional charge on the Authority.

d.                                      If the Authority has elected for a Rectification Notice in accordance with Clause 7.4.c.i, within 10 business days (or such longer period as the Authority may specify) of the receipt of the Rectification Notice, the Contractor shall make a rectification proposal to the satisfaction of the Authority which shall, as a minimum, specify:

i.                                          the extent to which the Contractor proposes to rectify the Contractor Default;

ii.                                       details of all measures the Contractor proposes to take to rectify the Contractor Default, and

iii.                                    the timescale within which the Contractor proposes to rectify the Contractor Default.

e.                                       If the Authority receives the Contractor’s rectification proposal under Clause 7.4.d within 10 business days (or such longer period as the Authority may specify) of the receipt by the Contractor of the Rectification Notice, the Authority shall consider the proposal and may accept, reject or amend the proposal.

f.                                         If the Authority accepts or proposes an amendment to the Contractor’s rectification proposal under Clause 7.4.e, the Contractor shall rectify the Contractor Default in accordance with the proposal as accepted, or as amended by agreement between the Contractor and the Authority, and the Contractor shall take such action without imposing any additional charge on the Authority.

g.                                      If the Contractor and the Authority are unable to agree a mutually acceptable rectification proposal, the Authority shall be entitled to give notice of termination of the Contract accordance with DEFCON 526, to the Contractor terminating the Contract as a whole or terminating the part of the contract of which the Contractor is in default.

h.                                      The Authority shall have the right (but not the obligation) to terminate the contract by providing notice in writing, if;

i.                                          the Authority elects to terminate the Contract in whole or in part pursuant to Clause 7.4.b;

ii.                                       the Contractor fails to make a rectification proposal in accordance with Clause 7.4.d or fails to implement his rectification proposal (as accepted or as amended by agreement between the Contractor and the Authority under Clause 7.4.e) to the extent, within the timescale and in the manner specified in the rectification proposal, the rectification proposal being implemented without imposing any charge to the Authority;

iii.                                    the Contractor does not take the remedial action as the Authority has specified in accordance with Clause 7.4.c.ii; or

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iv.                                   the Authority and the Contractor cannot agree a mutually acceptable rectification proposal.

i.                                          The termination of the Contract shall be without prejudice to the rights, obligations and liabilities of the Parties which have accrued or become due prior to the date of termination.

j.                                          No reasonable delay by the Authority in exercising any entitlement to terminate the Contract, nor anything said by any representative of the Authority, shall amount to a waiver of the Authority’s right to terminate the Contract except where such waiver is confirmed by written notice by the Authority’s Commercial Manager.

7.5.                           Procedure on Termination of the Contract

a.                                       If the Authority terminates the Contract in full or in part in accordance with Clause 7.4 above, the Authority shall be entitled:

i.                                          without prejudice to any other right or remedy it may have (but subject to Clause 7.5.d) to:

(1)                                  contract with an alternative contractor, either following a competition or on a sole source basis:

(A)                              to complete the manufacture of the Articles which the Contractor was, prior to termination, obligated to deliver under this Contract; or

(B)                                to manufacture alternative articles to fulfil the requirements which the Articles, if completed in accordance with this Contract, would have fulfilled; and/or

(2)                                  repair and/or maintain existing vehicles and equipment in order to fulfil the requirements which the Articles, if completed in accordance with this Contract, would have fulfilled; and

ii.                                       to recover from the Contractor:

(1)                                  subject to an aggregate maximum of £[***], costs incurred:

(A)                              in accordance with paragraph 7.5.a.i(1)(A) to the extent that such costs, when aggregated with the amounts paid to and retained by the Contractor under the Contract, exceed the Contract Price under this Contract; or

(B)                                the difference between (x) the purchase price under the replacement contract for the manufacture of alternative articles in accordance with paragraph 7.5.a.i(1)(B) and (y) the Contract Price payable under this Contract,  to the extent that the Authority demonstrates to the reasonable satisfaction of the Contractor that the higher purchase price under the replacement contract is not attributable to an increase in the performance requirements of the replacement contract when compared to the SRD set out in Annex B; and

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(2)                                  the incremental costs incurred by the Authority in carrying out maintenance and/or repair of existing vehicles and/or equipment under paragraph 7.5.a.i(2) to the extent such costs exceed the costs which the Authority would reasonably be expected to have incurred in repairing and maintaining Articles delivered under this Contract, subject to a maximum liability of £1,000,000; and

(3)                                  the Authority’s costs incurred in running any competition for a replacement contract referred to in paragraph 7.5.a.i(1) and/or negotiating any such replacement contract, subject to a maximum liability of £1,000,000; and

(4)                                  a refund of all sums paid by the Authority to the Contractor pursuant to the Contract up to the date of termination, less:

(A)                              amounts paid in respect of Articles which have been Accepted by the Authority, provided that if the total number of Articles under Items 1 - 3 of the Schedule of Requirements Accepted by the Authority as at the date of termination is less than 100, Articles delivered under Item 1 of the Schedule of Requirements shall, for the purposes of this paragraph 7.5.a.ii(4) be deemed not to have been Accepted; and

(B)                                amounts attributable to other items which have vested in the Authority pursuant to DEFCON 649 which the Authority elects to retain, in which case the relevant amount shall be the Contractor’s costs attributable to such item, subject to a maximum of the amount which would have been payable under the Contract for such items; and

(C)                                amounts which remain payable by the Contractor under any contract following the transfer by the Contractor of the benefit of such contract in accordance with Clause 7.5b below.

b.                                      The Contractor shall, if and to the extent so required, assign to the Authority (or as he may direct), without further payment, the benefit of any contracts which the Contractor may have entered into for the supply of any Articles, materials, services or for the execution of any work under the Contract.

c.                                       In the event of a refund to the Authority in accordance with Clause 7.5.a.ii(4) above, Articles which have not been Accepted by the Authority and other items which have vested in the Authority, but which the Authority has not elected to retain in accordance with Clause 7.5.a.ii(4)(B) shall re-vest in and become the absolute property of the Contractor.

d.                                      The liabilities of the Contractor set out in Clause 7.5a above represent the aggregate liability of the Contractor in respect of the termination of this Contract, however arising and whether under contract, tort, breach of statutory duty or otherwise.

7.6.                           Liquidated Damages

a.                                       Subject to Clause 7.6.f below, if any of the Articles are not delivered within the time or times specified in the Contract (as the same may be amended or adjusted in accordance

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with the terms of the Contract), the Contractor shall be liable to pay to the Authority liquidated damages in relation to the Article(s) in respect of which delay occurs the following sum for each day of such delay:-

i.                                          Subject to Clause7.6.e, £700.00 per day for each of the Article(s) under Item 1 of the Schedule of Requirements.

ii.                                       £1,000.00 per day for each of the Article(s) under Item 2 of the Schedule of Requirements.

iii.                                    £1,000.00 per day for each of the Article(s) under Item 3 of the Schedule of Requirements.

b.                                      Subject to the Authority’s rights to terminate the Contract:

i.                                          in terms of Clauses 7.3 and 7.4 for failure to achieve an Anchor Milestone; and

ii.                                       in terms of Clause 7.4.a.iv for having reached the limit on liquidated damages for delay as set out in Clause 7.6.f below,

the provisions of this Clause 7.6 are the Authority’s sole remedy for delay in delivery of the Articles (but not for termination arising from such delay).

c.                                       No payment or concession to the Contractor by the Authority or other act or omission of the Authority shall in any way affect the rights of the Authority to recover the said liquidated damages or be deemed to be a waiver of the right of the Authority to recover any such damages unless a waiver has been expressly stated in writing by the Authority’s Senior Commercial Officer and no recovery of such liquidated damages in a situation where the Authority would otherwise have been entitled to terminate the Contract in terms of Clauses 7.3 and 7.4.a.i shall in any way affect the right of the Authority to terminate the Contract in terms of Clauses 7.3 and 7.4.a.i or be deemed to be a waiver of such right to terminate unless a waiver has been expressly stated in writing by the Authority.

d.                                      For the purposes of this Clause, Contract Items 1, 2 and 3 of the Schedule of Requirements shall not be deemed to have been delivered unless and until Item 4 (Technical Publications) and Item 7 (Initial Spares Package) have been delivered.

e.                                       Where the Contractor has failed to meet the Required Delivery Date for any of the first fifteen (15) Articles under Item 1 of the Schedule of Requirements, liquidated damages shall not apply to such delay for those Articles provided that the Contractor delivers all of the Articles under Item 1 of the Schedule of Requirements by the Required Delivery Date for the final Article under Item 1.

f.                                         The Contractor’s liability for liquidated damages for delay in terms of this Clause 7.6 shall not exceed £1,500,000.  The Parties agree that the liquidated damages set out in this Clause 7.6 are a reasonable pre-estimate of the losses that the Authority would suffer in the event of delay in delivery of Articles.

7.7.                           Force Majeure

a.                                       If, by reason of any Force Majeure Event the Contractor shall have been delayed in completing the work under the Contract, the Contractor shall, immediately upon becoming

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aware that any such delay has been caused, give to the Authority notice in writing of his claim for an extension of time for the completion of the delivery and the Authority shall allow the Contractor an extension of time for such completion in respect of any delay caused by any of the circumstances before mentioned as shall be reasonable and not hold the Contractor liable for any breach of the Contract by reason of such delay.  Provided always that the Contractor shall not be entitled to any extension of time unless he shall at all times have used all reasonable endeavours to prevent any such delay and to minimise any such delay and to do all that may be reasonably required to the satisfaction of the Authority to proceed with the work.

b.                                      The maximum extension of time granted under this Clause for any Item on the Schedule of Requirements shall be limited to 6 (six) months.

c.                                       Without prejudice to any right of termination for convenience under DEFCON 656, if a Force Majeure Event is continuing or its consequences remain such that the Contractor is unable to comply with its obligations under this Contract for a period of more than 6 months, then the Authority may, but is not obligated to, terminate this Contract by giving thirty (30) days written notice to the Contractor.

d.                                      No payment of compensation made to the Contractor following termination under this Clause 7.7 shall include an allowance for loss of profit on the part of the Contractor arising as a result of such early termination.

7.8.                           Extension of Time

a.                                       Subject to compliance by the Contractor with the terms of Clause 7.8.b, the Contractor shall be entitled to an extension of time to the delivery programme (at Annex I to the Contract) on a fair and reasonable basis in the event that the delivery of an Article shall be or have been delayed by any of the following causes, namely:

i.                                            a delay in the supply of Government Furnished Assets under Contract Clause 6.1;

ii.                                         any other act or default on the part of the Authority, Authority’s Representatives or of the servants or agents of the Authority or other contractors the Authority has employed on contracts, the performance of which is directly related to and in support of the Contract; or

iii.                                      force majeure events under Clause 7.7.a.

b.                                      In the event that the Contractor considers itself entitled to an extension to the delivery programme (at Annex I to the Contract) the Contractor shall:

i.                                          within ten (10) business days after the Contractor becomes aware of or should have become aware of the event or circumstance, notify in writing the Authority’s Commercial Manager describing the event or circumstance giving rise to the claim;

ii.                                       submit with such notice full supporting particulars for the claim including all records, rates, the information required under Clause 7.8.h, programmes, including evidence of the criticality of the delay by reference to the current programme and a revised programme taking into account the extension of time claimed and other

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information necessary or which the Authority or the Authority’s Commercial Manager may reasonably require to substantiate the Contractor’s claims under this Clause 7.8; and

iii.                                    demonstrate to the Authority that:

(1)                                  the relevant event listed in Clause 7.8.a.i to 7.8.a.iii was the direct cause of the delay;

(2)                                  the Contractor has taken all reasonable and practicable steps (without incurring substantial additional expenditure) to prevent or minimise such delay and has continued to perform the balance of its obligations which were unaffected by the delay and used all reasonable endeavours to resume full performance of its obligations as soon as reasonably practicable;

(3)                                  the delay could not reasonably be expected to be mitigated or recovered by the Contractor acting in accordance with Good Industry Practice;

(4)                                  the delay has not been caused by or contributed to by the negligence of the Contractor or a breach by the Contractor of its obligations under this Contract.

c.                                       In the event that the Contractor fails to give notice of a claim (including providing full supporting particulars of such claim in accordance with Clause 7.8.b.iii) within such period of ten (10) business days, the delivery dates in Annex I shall not be extended, the Contractor shall not be entitled to claim additional costs in accordance with Clause 7.8.g and the Authority shall be discharged from all liability in connection with the claim.

d.                                      Where the Contractor claims an extension of time under this Clause 7.8 and/or additional costs under Clause 7.8.g the Authority’s Commercial Manager shall, within a reasonable time following receipt of the Contractor’s notice under Clause 7.8.b and/or Clause 7.8.g (as the case may be), first consider (in his sole discretion) whether to implement a Contract Change in order to vary the delivery date which is the subject of the Contractor’s claim under this Clause 7.8.

e.                                       In the event that the Authority’s Commercial Manager decides not to implement a Contract Change, he shall consult with the Contractor in an endeavour to reach agreement as to whether or not the event or circumstance is described in Clause 7.8.a.i to 7.8.a.iii and the extent of any extension of time and/or additional cost (if applicable).  If agreement is not reached within a reasonable time, the Authority’s Commercial Manager shall, except in relation to a disagreement in respect of any additional costs claimed by the Contractor, make a determination on a fair and reasonable basis and within a reasonable time taking due regard of all relevant circumstances.  The Authority’s Commercial Manager shall provide notice to the Contractor of such agreement or determination with supporting particulars.  In the event of a disagreement only in respect of additional costs, the matter shall be resolved through the Dispute Resolution Procedure at Clause 2.10.

f.                                         Notwithstanding that the Contractor has not provided notice or supporting particulars as required under this Clause 7.8, the Authority shall be entitled in its absolute discretion to award a fair and reasonable extension of time to the delivery dates.

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g.                                      Where the Contractor is granted an extension of time to the delivery dates as a result of an event described in Clause 7.8.a.i or 7.8.a.iii (as the case may be) and the Contractor has incurred additional costs as a direct result of such event, the Contractor shall, except and to the extent that the same is addressed in a Change pursuant to Clause 3.12 Contract Change Procedure and subject to the requirements of Clause 7.8, be entitled to claim from the Authority costs in addition to the Contract Price provided that all such costs have been reasonably and properly incurred as a direct consequence of the event described in Clause 7.8.a.i to 7.8.a.ii (as the case may be).  Details of any such additional costs claimed by the Contractor shall be included in the notice provided by the Contractor under Clause 7.8.b.

h.                                      In respect of any costs in addition to the Contract Price claimed by the Contractor in accordance with Clause 7.8.g, the Contractor shall comply with the requirements of open book accounting set out in Clause 4.6 (Open Book Accounting) and the pricing principles in respect of the pricing of Option Items and Amendments set out in Clause 4 shall apply to such costs.

7.9.                           Self to Self Delivery

a.                                       Where any Article to be supplied under the Contract is to be delivered otherwise than being handed over by the Contractor to the Authority, as where an Article is to be delivered by the Contractor to his own premises or to those of a sub-contractor (‘self-to-self delivery’), the risk in such Article shall (notwithstanding the provisions of DEFCON 612) remain vested in the Contractor until such time as the Article is accepted by the Authority.

7.10.                    Rectification of Defects on Delivery

a.                                       The Contractor shall rectify any defects found on delivery of Items 1, 2 and 3 of the Schedule of Requirements at his own cost, with no additional cost to the Authority, within five (5) working days and provided that the Authority shall provide the necessary access to the relevant Article to carry out such work.  Acceptance shall not take place until all defects have been made good and the Acceptance criteria met.

8.                                      PAYMENTS/RECEIPTS

The following DEFCONs shall apply to this Contract, as modified below (where relevant):

DEFCON 509 (Edn.09/97) - Recovery of Sums Due

DEFCON 513 (Edn.05/08) - Value Added Tax

DEFCON 522 (Edn.07/99) - Payment

See DEFFORM 522a at Annex GG for relevant forms.

DEFCON 522J (Edn.05/03) - Payment Under P2P

DEFCON 523 (Edn.03/99) - Payment of Bills Using the Bankers Automated Clearing Service (BACS) System

51

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DEFCON 534 (Edn.06/97) - Prompt Payment (Sub-Contracts)

DEFCON 649 (Edn.07/99) - Vesting

8.1.                           Payment

a.                                       Payment shall be made following delivery of the Articles to the Authority in accordance with the Work Package Scheme at Annex HH to the Contract.

8.2.                           Advances Against the Contract Price

a.                                       The Authority shall, subject to the provisions of this Clause, make to the Contractor advances against the Contract Prices payable for Items 1 - 9 of the Schedule of Requirements in accordance with the Work Package Scheme set out in Annex HH to the Contract.

b.                                      The Contractor shall be entitled to advances against the Contract Price, to be requested in accordance with this Clause, in respect of the satisfactory completion or performance of each Work Package under the Work Package Scheme.  The Contractor shall have satisfactorily completed or performed the part of the Contract to which the Work Package relates when:

i.                                          the Contractor has completed all work comprised in the Work Package for which the Work Package Payment is sought;

ii.                                       the Contractor shall have complied with all its contractual obligations that impinge on progress of the work covered by the Work Package Scheme including, where required under the Contract, the provision of information required by the Authority for the purposes of assessing contractual performance; and

iii.                                    provided that the Authority shall not be obliged to make a Work Package Payment to the Contractor in respect of a completed Work Package if the Authority shall have reasonable cause to believe that the Contractor will be unlikely to render complete performance of his obligations in respect of items 1 - 8 of the Schedule of Requirements.

c.                                       Where the Authority intends to rely on Clause 8.2b.ii as the basis for rejecting any claim for an advance against the Contract Price which the Contractor may make, the Authority shall give to the Contractor notice in writing of his intention together with the Authority’s reasons for the rejection.

d.                                      Save as hereby provided, the entitlement of the Contractor to retain all advances against the Contract Price is conditional on complete performance of Items 1 - 8 of the Schedule of Requirements.

e.                                       Payment shall be made in accordance with the requirements of DEFCON 522, 523 and DEFFORM 522A (see Annex GG).

52

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.3.                           Final Payment

a.                                       In accordance with the Work Package Scheme, the Contractor will on delivery of each Article under Items 1 - 3 of the Schedule of Requirements be entitled to claim the final Work Package Payment in respect of such Article.

9.                                      CONTRACT ADMINISTRATION

The following DEFCONs shall apply to this Contract, as modified below (where relevant):

DEFCON 604 (Edn.11/04) - Progress Reports

DEFCON 605 (Edn.06/97) - Financial Reports

DEFCON 609 (Edn.10/98) - Contractor’s Records

DEFCON 625 (Edn.10/98) - Co-operation on Expiry of Contract

DEFCON 642 (Edn.06/97) - Progress Meetings

9.1.                           Project Governance

a.                                       The Parties agree to establish a joint steering group (the “LPPV Steering Group”) which shall be the body which is intended to:

i.                                          provide strategic direction to the Authority’s and the Contractor’s project teams in relation to the Contract and the wider relationship between the Authority and the Contractor;

ii.                                       set out procedures and processes for governance for the Contract;

iii.                                    resolve any dispute referred to it in terms of Clause 2.10.d.

b.                                      The LPPV Steering Group shall:

i.                                          meet on a monthly basis or at such other times as the Parties may agree;

ii.                                       comprise the Authority’s Combat Wheels Group Head and the Contractor’s Managing Director together with such other attendees as the Parties may agree;

iii                                       seek to agree any procedures and processes for governance of the Contract as referred to in 9.1.a.ii above within 6 weeks of the date of the Contract.

c.                                       The Parties shall agree from time to time procedures for the LPPV Steering Group provided that decisions of the LPPV Steering Group shall only be binding on the Parties if approved by the Authority’s Combat Wheels Group Head and the Contractor’s Managing Director or such persons to whom they may expressly delegate authority for the purposes of approving decisions under this paragraph c.

d.                                      The Contractor shall render such reports as to the progress of the Contract and in such form and at such frequency as detailed in Annex II.

53

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e.                                       The Contractor shall ensure that appropriate personnel attend the meetings detailed at Annex II.  The Contractor shall provide secretarial support to all meetings which shall include organising the meeting concerned, proposing and agreeing the agenda with the Project Manager (identified at Box 2 of the Appendix to Contract), preparation of draft minutes, and final copies and co-ordinating the preparation of reports as required in accordance with Clause 9.1.h.

f.                                         The location of each meeting shall be as agreed with the Authority’s Project Manager.

Minutes

g.                                      The Contractor shall document and agree with the Authority the key ‘points of note’ and actions prior to the closure of a review, working group or meeting.  In the event that the time taken to document the key ‘points of note’ and actions would unduly delay the closure of a review, working group or meeting, the Contractor shall provide a draft record of actions within one (1) business day.

h.                                      The Contractor shall draft minutes or key ‘points of note (including actions)’, as agreed with the Authority’s Project Manager, for all the above meetings and submit them for approval by the Project Manager within five (5) business days of the meeting, and shall issue a final version two (2) business days following approval of the draft minutes or ‘points on note (including actions)’.

Reports

i.                                          Unless otherwise requested, the Contractor shall provide 1 hard copy and 1 electronic copy of each report seven (7) business days prior to the meeting to which they relate.  The format and scope may change over the duration of the Contract, but must be agreed with the Project Manager identified at Box 2 of DEFFORM 111 Appendix to Contract.  All magnetic media versions of Reports and Plans shall be submitted on CD ROM compatible with Microsoft Office 2003.

j.                                          All costs incurred by the Contractor in connection with these meetings, and all other meetings in connection with this Contract, shall be deemed to be included in the Contract Price.

9.2.                           Relationship Management Plan

a.                                       The Contractor and the Authority shall maintain the Relationship Management Plan throughout the duration of the Contract, and this shall be reviewed at six (6) monthly intervals in order to improve the relationship wherever possible.  The outcome of the measurements and the steps taken for improvement will be subject to independent assurance from outside of the project.

9.3.                           Publicity

a.                                       The Contractor shall not issue or otherwise publish any publicity or advertising material or provide any information to journalists concerning this Contract without the Authority’s express consent.

54

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.4.                           Authority Personnel & Their Responsibilities (Including SMEs)

Subject Matter Experts

a.                                       The Contractor shall liaise and co-operate with the Authority’s Subject Matter Experts (SMEs).

b.                                      The broad role of the SME is to provide unprejudiced advice or guidance on their own areas of expertise relating to customer capability needs, explaining the tactics, techniques and procedures employed by the army and services across the army and clarifying areas of uncertainty and ambiguity in the peacetime and operational roles and function of arms and services across the army.

c.                                       The SMEs have no executive authority within this Contract.  Any advice or information given to the Contractor or their sub-contractors by the SMEs shall be given without prejudice to the Contractor’s obligation under this Contract and shall not detract in any way from the Contractor’s responsibility to satisfactorily conduct the work required under this Contract.

d.                                      A list of the various SME contact names is included at Annex N to the Contract.  The Authority shall endeavour, subject to availability, to meet all reasonable requests made by the Contractor regarding access to any SME.  However, the Contractor shall not be relieved of his responsibilities under the Contract if the Authority can not meet the request, and shall not be eligible for any extension of time under clause 7.8.

10.                               ANCILLARY PROVISIONS

10.1                       Entire Agreement

a.                                       Except where expressly provided in this Contract, this Contract constitutes the entire agreement between the Parties in connection with its subject matter and supersedes all prior representations, communications, negotiations and understandings concerning the subject matter of this Contract.

b.                                      Each of the Parties acknowledges that:

i.                                          it does not enter into this Contract on the basis of and does not rely, and has not relied, upon any statement or representation (whether negligent or innocent) or warranty or other provision (in any case whether oral, written, express or implied) made or agreed to by any person (whether a Party to this Contract or not) except those expressly repeated or referred to in this Contract and the only remedy or remedies available in respect of any misrepresentation or untrue statement made to it shall be any remedy available under this Contract; and

ii.                                       this Clause shall not apply to any statement, representation or warranty made fraudulently, or to any provisions of this Contract which was induced by fraud, for which the remedies available shall be all those available under the law governing this Contract.

55

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.2.                    Data Protection

General

a.                                       In relation to all Personal Data, the Contractor shall at all times comply with the DPA as required under the DPA as a data controller (as defined in section 1 of the DPA), including maintaining a valid and up to date registration or notification under the DPA covering the data processing to be performed by the Contractor in carrying out its obligations under this Contract.

b.                                      The Contractor and any sub-contractor shall only undertake processing of Personal Data reasonably required in carrying out its obligations under this Contract and shall not transfer any such Personal Data to any country or territory outside the EEA.

Non Disclosure

c.                                       The Contractor shall not disclose Personal Data to any third parties other than:

i.                                          to employees and Sub-contractors to whom such disclosure is reasonably necessary in order for the Contractor to carry out its obligations under this Contract; or

ii.                                       to the extent required under the DPA and/or a court order,

provided that disclosure under Clause 10.2.c.i is made subject to written terms substantially the same as, and no less stringent than, the terms contained in this Clause 10.2 and that the Contractor shall notify the Authority’s Representative of any disclosure of Personal Data which either the Contractor or a Sub-contractor is required to make under Clause 10.2.c.ii immediately upon becoming aware of such a requirement.

d.                                      The Contractor shall bring into effect and maintain all appropriate technical and organisational measures to prevent unauthorised or unlawful processing of Personal Data and accidental loss or destruction of, or damage to, Personal Data in accordance with the seventh data protection principle of the DPA including taking reasonable steps to ensure that staff having access to the Personal Data are aware of their responsibilities in relation to that data.

e.                                       The Authority may, at reasonable intervals, request a written description of the technical and organisational methods employed by the Contractor or the Sub-contractors referred to in Clause 10.2.c.  Within twenty business days of such a request, the Contractor shall supply written particulars of all such measures detailed to a reasonable level such that the Authority can determine whether or not, in connection with the Personal Data, it is compliant with the DPA.

Indemnity by the Contractor

f.                                         The Contractor shall, indemnify and keep indemnified the Authority against all losses, claims, damages, liabilities, costs and expenses (including reasonable legal costs) incurred by it in respect of any breach of this Clause 10.2 (Data Protection) by the Contractor and/or any act or omission of any Sub-contractor resulting in a breach of this Clause 10.2.

56

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.3.                    Contractor’s Indemnity

a.                                       The Contractor shall, subject to Clause 10.3.b, be responsible for, and shall release and indemnify the Authority, its employees, agents and contractors on demand from and against all liability for:

i.                                          death or personal injury; and

ii.                                       loss of or damage to property (including property belonging to the Authority or for which it is responsible); and

iii.                                    breach of statutory duty; and

iv.                                   third party actions, claims and/or demands including costs, charges and expenses (including legal expenses on an indemnity basis) arising as a result thereof,

which may arise out of, or in consequence of the performance or non-performance by the Contractor of its obligations under this Contract or the presence on the Authority’s property of the Contractor or any Contractor Related Party.

b.                                      The Contractor shall not be responsible or be obliged to indemnify the Authority for:

i.                                          any matter referred to in Clause 10.3.a (Contractor’s Indemnity) which arises as a direct result of the Contractor acting on a written notice issued by the Authority’s Representative;

ii.                                       any injury, loss, damage, cost and expense caused by the negligence or wilful misconduct of the Authority or any Authority Related Party or by the breach of the Authority of its obligations under this Contract; and/or

iii.                                    any injury, loss, damage, cost and expense suffered or incurred by the Authority to the extent that the same has already been recovered by the Authority.

10.4                       Cap on liability

a.                                       The aggregate liability of the Contractor in respect of this Contract and the subject matter of the Contract however arising and whether under contract, tort, breach of statutory duty or otherwise shall not exceed the following limits:

i.                                          £1,500,000 in respect of liquidated damages for delay;

plus

ii                                          £15,000,000

plus

iii.                                    Where the Authority terminates the Contract in full in accordance with Clause 7.4, amounts payable by the Contractor in accordance with Clause 7.5 subject to the caps on liability set out in Clause 7.5.

57

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.5.                    Consequential Losses

a.                                       Subject to the provisions of Clause 10.4 above, neither Party shall have any liability whether in tort (including for negligence or breach of statutory duty), contract, misrepresentation or otherwise for:

i.                                          loss of profits; or

ii.                                       loss of business; or

iii.                                    depletion of goodwill or similar losses; or

iv.                                   loss of anticipated savings: or

v.                                      loss of goods; or

vi.                                   loss of contract; or

vii.                                loss of use; or

viii.                             loss of corruption of data or information; or

ix.                                     any special, indirect, consequential or pure economic loss, costs, damages, charges or expenses.

58

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PROTECT - CONTRACTS					DEFFORM 111
(Edn 05/10)

Appendix - Addresses and Other Information

1. Commercial Officer PMT Commercial 2 Defence Equipment & Support Spruce 3a, #1302 MOD Abbey Wood South BRISTOL. BS34 8JH		0306 793 9382 Fax: 0117 913 6912 Email: deslecwg-pmt-comrcl2a@mod.uk

8. Public Accounting Authority
(for Government owned stores issued or to be held by the Contractor)
Ministry of Defence, CAS/Asset Accounting Centre (AAC), West Point, 12th Floor, 501 Chester Road, Old Trafford, Manchester, M16 9HU

 0161 908 3001   Fax : 0161 908 3000

2. Project Manager, Equipment Support Manager or IPT Leader (from whom technical information is available)				9. Consignment Instructions The items are to be consigned as follows:
PMT HyLt PM4 Defence Equipment & Support Spruce 3a, #1302 MOD Abbey Wood South BRISTOL. BS34 8JH		0306 793 6679 Fax: 0117 913 6912 Email: deslecwg-pmt-hyltprojmgr4@mod.uk		SEE ANNEX JJ FOR DETAILS

3. Packaging Approving Authority DE&S Through Life Support Defence Packaging. Building S11 Fort Halstead Sevenoaks Kent TN14 7BP Tel: 01959 897253

10.  Transport. The appropriate Ministry of Defence Transport Offices are:

DSCOM, DE&S, DSCOM, MoD Abbey Wood, Cedar 3c, Mail Point 3351, BRISTOL BS34 8JH

Air Freight Centre

IMPORTS  030 679 81113 / 81114 Fax 0117 913 8943

EXPORTS  030 679 81113 / 81114 Fax 0117 913 8943

Surface Freight Centre

IMPORTS  030 679 81129 / 81133 / 81138 Fax 0117 913 8946

EXPORTS  030 679 81129 / 81133 / 81138 Fax 0117 913 8946

4. (a) Supply/Support Management Branch or JIGSAW Order Manager: Tel No: (b) U.I.N.

B. JMSC HQ Transport Stream, Building E1, E Site, Bicester, Oxon, OX25 2LD:

UK Ex-Works  01869 258406/258403 Fax 01869 257295

IMPORTS        01264 38 1605 Fax 01264 38 1643

EXPORTS        01264 38 1602 Fax 01264 38 1643

Also note: www.freightcollection.com

5. Drawings/Specifications are available from				11. The Invoice Paying Authority (see Note 1)
In Contractor’s Possession				Ministry of Defence DFM FM SSC Walker House, Exchange Flags	0151-242-2000 Fax: 0151-242-2809
				Liverpool, L2 3YL	Website is: www.fmssc.mod.uk

6. For contracts containing DEFCON 5, mauve Copies of MOD Form 640 are to be sent to Project Manager, see Box 2 (where no address is shown the mauve copy should be destroyed)

12.  Forms and Documentation are available through *:

Ministry of Defence, Forms and Pubs Commodity Management

PO Box 2, Building C16, C Site

Lower Arncott

Bicester, OX25 1LP  (Tel. 01869 256052 Fax: 01869 256026)

Applications via fax or email: DESDSDA-FormsandPubs@mod.uk

7.     Quality Assurance Representative:

Project Manager, see Box 2

AQAPS and DEF STANs are available from Stan 1, Kentigern House,

65 Brown St, Glasgow, G2 8EX. A self addressed label should be sent with each application.   Website is: www.dstan.mod.uk

NOTES

1.  Forms.  Hard copies, including MOD Form 640 are available from address in Box 12., All other invoicing forms e.g. AG Forms 169 and 173, are available from the website address shown at Box 11.

2.* Many DEFCONs and DEFFORMs can also be obtained from the MOD Internet Website; www.aof.mod.uk/aofcontent/tactical/toolkit/

For Official Use Only	Recoverable	YES ☐	NO ☒	Finance Branch	PMT Finance

Issue of Government Property		YES ☒	NO ☐	RAC/LPC	See table below

VAT Contractor - Country of Origin (delete those not applicable)				Requisition No

UK	~~Overseas (non-EC Country)~~	~~Overseas (EC Country)~~		Project Management/ Production branch reference	PMT/04/11

If EC specify country:				Place of manufacture	Shoreham

1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Outside the scope	☐	Item Nos		Place of packaging	Shoreham
Exempt	☐	Item Nos
Taxable Zero Rate	☐	Item Nos		Contractor’s Tel No
Taxable - Standard Rate	☒	Item Nos	All

(where contract is with an overseas contractor RP (FIN) VAT Guidance Note No 3 should be consulted)

CHART OF ACCOUNT CODES

(FOR AUTHORITY USE ONLY)

Item	RAC	LPC	UIN	VAT Code
1		P980058500	P2673B	F1
2		P980058500	P2673B	F1
3		P980058500	P2673B	F1
4		P980058500	P2673B	F1
5		P980058500	P2673B	F1
6		P980058500	P2673B	F1
7		P980058500	P2673B	F1
8		P980058500	P2673B	F1

2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PROTECT - CONTRACTS	ANNEX C to
Contract PMT/0009

TECHNICAL PUBLICATIONS, TESTS, REPORTS AND DOCUMENTATION

The list of deliverable documents under Item 4 of the Contract shall be as follows:

Serial	Description	SOW reference	Quantity	Price
1	Technical Documentation — Supply of Army Equipment Support Publication (AESP)	CDRL24	1 copy plus 1 electronic copy (MS Word (.doc) & Adobe PDF format)	[***]
3	Technical Documentation - Supply of Certificate of Conformity (for MoD approval)	CDRL27	1 hard copy plus 1 electronic copy (Adobe PDF format)
	Design Pack	CDRL3		[***]
	NATO Codification Matrix	CDRL15		[***]
	Safety Case	CDRL32		[***]
	TES readiness	CDRL33		[***]
	Tie-down Schemes	CDRL37, ??		[***]
	Supportability Analysis Task Output Reports	CDRL9	1 copy plus 1 electronic copy (MS Word (.doc) & Adobe PDF format)

C - 1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PROTECT - CONTRACTS	ANNEX D to
Contract PMT/0009

COMPLETE EQUIPMENT SCHEDULE

To be agreed by the parties following completion of the Maintenance Task Analysis by the Contractor in early 2011.  The Parties will endeavour to reach agreement on CES of the base vehicle within 90 days of the date of Contract and of the E2A as soon as is reasonably practicable.

D - 1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PROTECT - CONTRACTS	ANNEX E to
Contract PMT/0009

SPECIAL TOOLS AND TEST EQUIPMENT

To be agreed by the parties following completion of the Maintenance Task Analysis by the Contractor in early 2011.  The Parties will endeavour to reach agreement on STTE of the base vehicle within 90 days of the date of Contract and of the E2A as soon as is reasonably practicable.

E - 1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PROTECT - CONTRACTS	ANNEX F to
Contract PMT/0009

DEFCON 82 - INITIAL SPARES LIST

To be agreed following a ranging and scaling exercise by the Authority of the codification matrix of BOM for the base vehicle due from the Contractor in December 2010.  The Parties will endeavour to reach agreement within 90 days of the receipt of the codification matrix and inventory optimisation data.

F - 1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PROTECT - CONTRACTS	ANNEX G to
Contract PMT/0009

TRAINING COURSES (ITEM 8)

The Contractor shall provide the following Training Courses under item 8 of the Contract:

Serial	Description	CDRL reference in SOW at Annex A	Quantity	Provisional Price
1	Training — Delivery of Train The Trainer Course (Operator)	CDRL18	To be determined by the TNA Phase 1 — Scoping Study conducted by Authority.	£	[***]
2	Training — Supply of re-usable Training Package (Operator TTT Package)	CDRL19	1 copy plus 1 electronic copy (in MS word (.doc))	£	[***]
3	Training —Delivery of Maintainer Training Course	CDRL20

Delivery of Maintainer Training courses for initial 24 months. Initial courses must capture DST Leconfield, JSCS Ashchurch, DSG Wksp prior to in-service of LPPV at PDT.

To include LUET Package as part of Course Programme

TBA
4	Training — Delivery of Limited Use Enabler Training Course	CDRL22	LUET to be delivered as a 1 day package max to capture 5 students per LPPV per day. (Total x 50 paxs) Maximum of 10 days. Locations TBD by Authority.	£	[***]
5	Training — Supply of re-usable LUET Package	CDRL23	1 copy plus 1 electronic copy (in MS word (.doc))	£	[***]

G - 1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PROTECT - CONTRACTS	ANNEX H to
Contract PMT/0009

OPTIONS

The Option Items referred to in clause 4.5 of the Contract are set out in this Annex H.  Unless otherwise agreed by the Contractor in writing, the Authority must exercise its option in respect of any items set out in this Annex H by the corresponding date set out in the column headed “Take-up Date” in the table below, as such date may be extended in accordance with clause 4.5.b of the Contract.

The basis of pricing of these options will be on a sole source open book basis and the provisions of clause 4.1.b will apply.  Delivery dates shall be agreed between the Parties in writing at the time of the Authority exercising the option.

The Contractor can offer the economies of continuing its existing production line if the options for additional vehicles (i.e. Options A and C in the table below) are exercised by 30 June 2011.

Option	Description	Take-up Date
A	Provision of additional LPPV PV to TES, as Item 2 of Schedule of Requirements, to be supplied as a continuation of the Item 2+3 production run.	30 June 2011
B	Provision of additional LPPV PV to TES, as Item 2 of Schedule of Requirements, to be supplied as a separate production run.	5 years from date of Contract
C	Provision of additional LPPV FSV to TES, as Item 3 of Schedule of Requirements, to be supplied as a continuation of the Item 2+3 production run.	30 June 2011
D	Provision of additional LPPV FSV to TES, as Item 3 of Schedule of Requirements, to be supplied as a separate production run.	5 years from date of Contract
E	Support & Test Equipment, STTE to support additional vehicles supplied under Options A - D.	5 years from date of Contract
F	Initial spares, to support additional vehicles supplied under Options A - D.	5 years from date of Contract
G	Additional spares, to support vehicles in future years.	5 years from date of Contract
H	Provision of additional LPPV Training.	5 years from date of Contract

H - 1

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PROTECT - CONTRACTS	ANNEX I to
Contract PMT/0009

DELIVERY SCHEDULE

The Contractor shall Deliver the Items set out in the Schedule of Requirements by no later than the relevant date set out in the column headed “Required Delivery Date” in the table below.  The dates set out in the column headed “50% Schedule Target Date” are not contractually binding and the Contractor shall have no liability as a result of failing to deliver any Item by that date.

50% Description	Qty	50% Cumulative Qty	50% Schedule Target Date	90% Description	Qty	90% Cumulative Qty	Required Delivery Date
Training Fleet LSD			26th Aug. 2011	Training Fleet LSD			30th Sep. 2011
Training Fleet (Vehicles 1-35)		35	29th Sept. 2011	Training Fleet (Vehicles 1-35)		35	2nd Feb. 2012
Add E2A Capability to training fleet		35	21st Dec. 2011	Add E2A Capability to training fleet		35	2nd Mar. 2012
ISD		90	12th Jan. 2012	ISD		90	6th Jul. 2012
FOC		200	27th Feb. 2012	FOC		200	24th Aug. 2012
Vehicles 40 - 45	5	45	1st Oct. 2011	Vehicles 40 - 43	3	43	10th Feb. 2012
Vehicles 46 - 52	7	52	7th Oct. 2011	Vehicles 44 - 48	5	48	17th Feb. 2012
Vehicles 53 - 59	7	59	15th Oct. 2011	Vehicles 49 - 53	5	53	24th Feb. 2012
Vehicles 60 - 66	7	66	21st Oct. 2011	Vehicles 54 - 58	5	58	3rd Mar. 2012
Vehicles 67 - 74	8	74	28th Oct. 2011	Vehicles 59 - 63	5	63	9th Mar. 2012
Vehicles 75 - 82	8	82	4th Nov. 2011	Vehicles 64 - 68	5	68	16th Mar. 2012
Vehicles 83 - 91	9	91	11th Nov. 2011	Vehicles 69 -73	5	73	23rd Mar. 2012
Vehicles 92 -100	9	100	18th Nov. 2011	Vehicles 74 - 78	5	78	30th Mar. 2012
Vehicles 101 - 109	9	109	29th Nov. 2011	Vehicles 79 - 84	6	84	6th Apr. 2012
Vehicles 110 - 118	9	118	2nd Dec. 2011	Vehicles 85 - 90	6	90	13th Apr. 2012
Vehicles 119 - 125	7	125	9th Dec. 2011	Vehicles 91 -96	6	96	20th Apr. 2012
Vehicles 126 - 132	7	132	16th Dec. 2011	Vehicles 97 - 102	6	102	27th Apr. 2012
Vehicles 133 - 140	8	140	23rd Dec. 2011	Vehicles 103 -108	6	108	4th May 2012
Vehicles 141 -146	6	146	6th Jan. 2012	Vehicles 109 - 114	6	114	11th May 2012
Vehicles 147 - 156	10	156	13th Jan. 2012	Vehicles 115 - 118	4	118	18th May 2012
Vehicles 157 - 166	10	166	20th Jan. 2012	Vehicles 119 - 124	6	124	25th May 2012
Vehicles 168 - 176	10	176	27th Jan. 2012	Vehicles 125 - 129	5	129	1st Jun. 2012
Vehicles 177 - 186	10	186	3rd Feb. 2012	Vehicles 130 -134	5	134	8th Jun. 2012
Vehicles 187 - 192	6	192	17th Feb. 2012	Vehicles 135 - 137	3	137	15th Jun. 2012
Vehicles 193 - 198	6	198	24th Feb. 2012	Vehicles 138 - 142	5	142	22nd Jun. 2012
Vehicles 199 - 200	2	200	27th Feb. 2012	Vehicles 143 -147	5	147	29th Jun. 2012
				Vehicles 148 - 153	6	153	6th Jul. 2012
				Vehicles 154 - 159	6	159	13th Jul.2012
				Vehicles 160 -165	6	165	20th Jul.2012
				Vehicles 166 - 171	6	171	27th Jul. 2012
				Vehicles 172 - 176	5	176	3rd Aug. 2012
				Vehicles 177 - 181	5	181	10th Aug. 2012
				Vehicles 182 - 190	9	190	17th Aug. 2012
				Vehicles 191 - 200	10	200	24th Aug. 2012

I - 1

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PROTECT - CONTRACTS	ANNEX J to
Contract PMT/0009

Ministry of Defence

Design Rights and Patents

(Sub-Contractor’s Agreement)

THIS AGREEMENT is made the                           day of                          19

BETWEEN

whose registered office is at

(hereinafter called “the Sub-Contractor”) of the one part and THE SECRETARY OF STATE FOR DEFENCE (hereinafter called “the Secretary of State”) of the other part

WHEREAS:-

1.                           The Secretary of State has placed with                                                                            (hereinafter called “the main contractor”) a contract bearing the reference number PMT/0009 (hereinafter called “the main contract”) for the design and development of                                                                             the effect of which is that the costs of such design and development (including the cost referable to any sub-contracts hereinafter referred to) will be substantially borne by the Secretary of State.

2.                           The main contractor contemplates that the design development and supply of certain components needed for performance of the main contract will be undertaken by various third parties in pursuance of sub-contracts made between them and the main contractor.

3.                           With a view to securing to the Secretary of State rights as regards inventions designs and other related matters in respect of any sub-contract the main contract provides that the main contractor shall not enter into any sub-contract for any component aforesaid without obtaining the prior approval of the Secretary of State.

4.                           The main contractor has now informed the Secretary of State that for the purpose of performing the main contract he wishes to place with the Sub-Contractor a sub-contract for the design and development of the items described in the First Schedule (hereinafter called “the sub-contracted items”) and has requested the Secretary of State’s approval of the sub-contract accordingly.

5.                           The Secretary of State has signified his willingness to approve the sub-contract on condition that in consideration of his giving approval the Sub-Contractor enters into a direct Agreement with the Secretary of State concerning the matters hereinafter appearing and the Sub-Contractor has signified his willingness to enter into such an agreement.

NOW THIS AGREEMENT made in consideration of the premises and of the rights and liabilities hereunder mutually granted and undertaken WITNESSETH AND IT IS HEREBY AGREED AND DECLARED as follows:-

1.                           The Sub-Contractor and the Secretary of State hereby agree to be bound to each other by the provisions of the Conditions as set out in the Second Schedule hereto.

2.                           No extension alteration or variation in the terms of the sub-contract between the main contractor and the sub-contractor and no other agreement between the main contractor and the sub-contractor relating to the work to be done under the sub-contract or any modification now or hereafter made thereto shall prejudice the operation of this Agreement which shall in all respects apply to the sub-contract as so extended altered varied supplemented or modified as if such extension alteration variation

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supplementation or modification had been originally provided for in the sub-contract and the expression “the sub-contract items” shall have effect accordingly.

IN WITNESS whereof the parties hereto have set their hands the day and years first before written

Signed on behalf of

the Sub-Contractor

(in capacity of )

Signed on behalf of

The Secretary of

State for Defence

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THE FIRST SCHEDULE

The Sub-Contract Items are:-

THE SECOND SCHEDULE

The Clauses which apply to this Agreement are:-

To be

inserted as

appropriate

except that:

(i)	Where “the Contractor” is stated “the Sub-Contractor” shall be substituted.

(ii)	Where “the Authority” is stated “the Secretary of State” shall be substituted.

(iii)	Where “Contract” is stated “sub-contract” shall be substituted.

(iv)	Where “sub-contractor” is stated “further sub-contractor” shall be substituted.

(v)	Where “sub-contract” is stated “further sub-contract” shall be substituted.

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PROTECT - CONTRACTS	ANNEX K to
Contract PMT/0009

CONTRACT CHANGE PROPOSAL FORM

1. CONTRACT CHANGE PROPOSAL No.

2. DESCRIPTION OF PROPOSED CHANGE & REASON FOR CHANGE

3. DATE BY WHICH CONTRACT AMENDMENT MUST BE MADE

4. BENEFIT

5. BACKGROUND

6. WHAT ARE THE CONSEQUENCES OF NOT MAKING THIS CHANGE TO THE CONTRACT?

7. COMPLETE TECHNICAL DESCRIPTION AND/OR STATEMENT OF WORK (ATTACHED)

8. ASSUMPTION AND DEPENDANCIES

9. FINANCE AVAILABLE	YES	NO

10. FINANCIAL STATEMENTS: COSTS TO CONTRACT OVERALL PROFILE

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11. IDENTIFY CONTRACT CONDITIONS OR ANNEXES AFFECTED (INCLUDING DELIVERY SCHEDULE)?

12. MOD SIGNATURE:	SIGNED:

PROJECT MANAGER	NAME:

DATE:

SIGNED:

COMMERCIAL MANAGER	NAME:

DATE:

SIGNED:

FINANCE MANAGER	NAME:

DATE:

13. CONTRACTOR SIGNATURE:	SIGNED:

NAME:

DATE:

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14. LIST OF ATTACHMENTS:

REFERENCE	DESCRIPTION	ISSUE No.	DATE

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PROTECT - CONTRACTS	ANNEX L to
Contract PMT/0009

LIST OF CONFIGURATION CHANGES

Change Number	Description	Approved /Rejected	Date Approved or Rejected	Price (£)	Manner of Payment	Contract Amendment or Price Letter Ref & Date

L - 1

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ANNEX M to
Contract PMT/0009

Dated the 23 day of November 2010

DEED OF INDEMNITY GIVEN BY A PARENT COMPANY IN RESPECT OF A SUBSIDIARY

Name of Indemnifier : Force Protection Industries, Inc

Address : 9801 Highway 78, Ladson, South Carolina, 29456, United States

To : The Secretary of State for Defence

We refer to the contract number PMT/0009 to be awarded on or around the date of this Deed (the “contract”) to Force Protection Europe Limited whose registered number is 06681502 and whose registered office is at One Glass Wharf, Bristol, BS2 0ZX (the ‘contractor’) following the contractor’s tender for PMT/0009 Invitation to Tender for the Light Protected Patrol Vehicle (LPPV) Programme dated 18 May 2010 and we hereby irrevocably and unconditionally agree:

1.                                      to provide all resources and facilities whether financial or otherwise to enable the contractor duly to fulfil its obligations in and arising from the contract (the ‘indemnified obligations’);

2.                                      that, subject to paragraphs 11 and 12:

a)  if the contractor shall fail in any respect duly to perform and observe, or shall otherwise be in breach of, any of the indemnified obligations; or

b)  if any of the indemnified obligations are or become void, voidable, unenforceable or otherwise ineffective; or

c)  if the contract is terminated owing to a breach or an event of default on the part of the contractor; or

d)  if a receiver, administrative receiver, administrator, liquidator or similar officer is appointed over any or all of the contractor’s undertaking or assets;

then, at the time when such indemnified obligation has become due or would otherwise have become due from the contractor and forthwith on demand from you, we shall, as a primary obligation, indemnify you against all losses, claims, liabilities, damages, expenses and costs which have been incurred, met or suffered by you and in respect of which the contractor would otherwise be liable and which arise from or in connection with any of the matters referred to in a) to d) above.

3.                                      that all sums received or recovered by you:

a)  by way of dividend, composition or payment arising from the liquidation, bankruptcy or otherwise of the contractor may be taken and applied by you in part satisfaction of the losses, claims, liabilities, damages, expenses and costs referred to in paragraph 2. above, and our obligations under this Deed shall stand good in respect of the balance;

b)  under this Deed, may be credited to a suspense account and held in such account for so long as you think fit pending the application of such monies towards the payment of the indemnified obligations;

c)  from the contractor in respect of any of the indemnified obligations, may be applied by you in any manner and in any order towards any debts owed by the contractor to you (whether or not relating to the indemnified obligations) as you may determine (notwithstanding any appropriation or purported appropriation by any person);

4.                                      that we shall have no right to be subrogated to you and we shall not make any claim against the contractor (unless instructed so to do by you, in which event we shall make such a

1

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claim) in respect of our performance under this Deed, until you have received payment in full of your claim against the contractor under the contract;

5.                                      that this Deed shall not be affected by any insolvency (including, without limitation, winding up, administration, receivership or administrative receivership), amalgamation, reconstruction, change of name, ownership, control or status or any legal limitation relating to, by or of the contractor or any other person or, where the contractor is a partnership, by any change in the partners;

6.                                      that we shall not be discharged or released from our obligations under this Deed by any arrangement or agreement made between you and the contractor or a receiver, administrative receiver, administrator, liquidator or similar officer of the contractor, or by any renegotiation, substitution, alteration, amendment or variation (however fundamental) and whether or not to our disadvantage, to or of, the obligations imposed upon the contractor or any other person or by any forbearance granted by you to the contractor or any other person as to payment, time, performance or otherwise or by any release or variation (however fundamental) of, any invalidity in, or any failure to take, perfect or enforce any other indemnity, guarantee or security in respect of the obligations to which this Deed relates or by any other matter or thing which but for this provision might exonerate us and this notwithstanding that such arrangement, agreement, renegotiation, substitution, alteration, amendment, variation, forbearance, matter or thing may have been made, granted or happened without our knowledge or assent;

7.                                      that no failure to exercise or any delay in exercising on your part any right or remedy under this Deed or under the contract or any other agreement shall operate as a waiver of such right or remedy;

8.                                      that any certificate or determination by you of the amount due under this Deed or under the contract shall be, in the absence of manifest error, conclusive evidence of the matters to which it relates;

9.                                      that no settlement or discharge between you and us or the contractor shall be effective if any payment to you in respect of the contractor’s or our obligations to you is avoided or reduced by virtue of any provisions or enactments relating to bankruptcy, insolvency, liquidation or similar laws of general application from time to time and if such payment is so avoided or reduced, you shall be entitled to recover from us the amount of such payment as if such settlement or discharge had not occurred;

10.                               that you shall not be obliged, before exercising any of your rights under this Deed, to take any action against, or make any demand from, the contractor or any other person;

11.                               that, notwithstanding any other provision of this Deed, our liability under this Deed in respect of any matter, shall not exceed the maximum liability of the contractor under the contract in respect of the same matter (or In the case of ineffective obligations referred to in sub-paragraph 2 b) above, the maximum liability the contractor would have had in respect of the same matter if the obligations has otherwise been effective) save in respect of costs, losses, claims, damages and/or expenses suffered or incurred as a result of any breach by us of the terms of this Deed.

12.                               that the maximum liability of the contractor under the contract in respect of any matter shall include any liability under this Deed and you shall not be entitled to recover from us any sums which, when aggregated with sums recovered from the contractor under the contract with regard to such matter, would exceed such maximum liability save as expressly referred to in paragraph 11 above.

13.                               that our obligations under this Deed are continuing obligations and shall not be considered satisfied, settled or terminated by your giving of any approvals, or taking delivery of any goods, or accepting any performance under the contract and no single, cumulative or partial exercise by you of any right or remedy under or arising from this Deed shall prevent any further exercise;

2

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14.                               that all payments under this Deed shall be made without set-off, counter-claim or other deduction;

15.                               that we shall be bound by all court judgements or arbitration awards relating to the contract or any dispute or matter between you and the contractor in connection with the contract;

16.                               this Deed shall be governed by and construed in accordance with English law. The parties irrevocably submit to English jurisdiction to the exclusion of all foreign jurisdiction, save that foreign jurisdictions may apply solely for the purposes of giving effect to this paragraph and for the enforcement of any judgement, order or award given under English jurisdiction.

17.                               we irrevocably appoint Messrs Burges Salmon, One Glass Wharf, Bristol, BS2 0ZX, Solicitors as our agents to accept on our behalf service of all process and other documents of whatever description to be served on us in connection with this Deed or any related matter.

Dated this     day of November 2010.

Delivered as a deed on the date of this document.

Executed as a deed by Force Protection Industries, Inc

in the presence of /s/ Michael Moody Director

/s/Lenna Ruth Macdonald Director or Company Secretary

3

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SECRETARY’S CERTIFICATE

I, Lenna Ruth Macdonald, the Chief Strategy Officer, General Counsel and Corporate Secretary of Force Protection Industries, Inc., a Nevada corporation (the “Company”), DO HEREBY CERTIFY the following as of November 23, 2010:

1.                   Attached as Exhibit A is a true, complete and correct copy of the Articles of Incorporation of the Company as in effect as of the date hereof. No action has been taken by the Company, its directors or officers for the purpose of effecting any further amendment to or modification of such Certificate of Incorporation.

2.                   Attached as Exhibit B is a true, complete and correct copy of the Bylaws of the Company as in effect as of the date hereof. No action has been taken by the Company, its directors or officers for the purpose of effecting any further amendment to or modification of such Bylaws.

3.                   Attached as Exhibit C is a true, complete and correct copy of a Unanimous Written Consent of the Board of Directors of the Company.

4.                   The individuals named on Exhibit D attached hereto are duly elected officers of the Company holding the office set forth opposite his/her name. Such individuals have been duly authorized pursuant to the resolutions attached hereto as Exhibit C to execute and deliver each document required to be executed and delivered by the Company; the signature opposite each individual’s name and title is a true and correct manual or artificial signature of such officer.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, I have hereunto signed my name this 23th day of November, 2010.

/s/Lenna Ruth Macdonald
Lenna Ruth Macdonald
Chief Strategy Officer, General Counsel & Corp. Secretary

[CORPORATE SEAL]

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STATE OF NEVADA
ROSS MILLER Secretary of State		SCOTT W. ANDERSON Deputy Secretary for Commercial Recordings
OFFICE OF THE
SECRETARY OF STATE

Certified Copy
November 1, 2010

Job Number:	C20101101-0861
Reference Number:	00002910913-55
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State’s Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
C12110-1996-001	Articles of Incorporation	5 Pages/1 Copies
C12110-1996-004	Amendment	1 Pages/1 Copies
C12110-1996-007	Amendment	10 Pages/1 Copies

Respectfully,

/s/Ross Miller
ROSS MILLER
Secretary of State

Certified By: Christine Rakow

Certificate Number: C20101101-0861

You may verify this certificate

online at http://www.nvsos.gov/

Commercial Recording Division

202 N. Carson Street

Carson City, Nevada 89701-4069

Telephone (775) 684-5708

Fax (775) 684-7138

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ARTICLES OF INCORPORATION

OF

TYCOON, INC.

FIRST:                              The name of the Corporation is:

TYCOON, INC.

SECOND:             The principal office in the State of Nevada shall be located at 732 S. Sixth Street, Suite 100, Las Vegas, Nevada 89101. The Registered Agent shall be Marc C. Gordon, 732 S.Sixth Street, Suite 100, Las Vegas, Nevada 89101.

THIRD:                        The nature of the business, or object, or purpose to be transacted, promoted or carried on are all businesses and activities permitted by law.

FOURTH:           The amount of total authorized initial capital stock of the Corporation is 25,000 authorized shares of common stock at $1.00 par value.

The authorized capital stock may be issued in such amounts and for such consideration as may be determined from time to time by the Board of Directors.

The Board of Directors shall have the authority to prescribe classes of capital stock and designate voting powers, preferences, limitations, restrictions and relative rights of each class thereof, provided that all classes together shall be entitled to receive the net assets of the corporation upon dissolution, and at least one class of shares shall have unlimited voting rights. The Board of Directors may prescribe special, conditional or limited voting powers, or no right to vote, among classes, provided that the voting rights of all shares of a class are identical with those of other shares of the same class.

No holders of shares of stock of this Corporation shall be entitled as such, as a matter of right, to subscribe for, purchase, or otherwise acquire any shares of stock of

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this Corporation of any class, whether now or hereafter authorized, or any securities convertible into shares of stock of this Corporation, without the prior written consent of the Board of Directors.

FIFTH:                            The members of the governing Board shall be known as Directors. The business of the Corporation                    naged by the Board of Directors, all of whom must be eighteen (18) years of age. The Corporation shall have at least one (1) Director, and may provide in its bylaws for a fixed number of Directors or a variable number of Directors with a fixed minimum and maximum, and for the manner in which the number of Directors may be increased or decreased. The Directors need not be stockholders. The names and post office addresses of the first Board of Directors are as follows:

NAME	ADDRESS

DIANE L. GREGORY	732 S. Sixth Street, Suite 100 Las Vegas, Nevada 89101

STEVEN T. GREGORY	732 S. Sixth Street, Suite 100 Las Vegas, Nevada 89101

SIXTH:                           The capital stock, after the amount of the subscription price has been paid in, shall be subject to no further assessment to pay debts of the Corporation. In no event shall the shareholders be personally liable for the debts of the Corporation.

SEVENTH:      The names and addresses of each of the incorporators signing these Articles of Incorporation are as follows:

. . . .

. . . .

. . . .

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NAME	ADDRESS

MARC C. GORDON	732 S. Sixth Street, Suite 100 Las Vegas, Nevada 89101

EIGHTH:               The Corporation is to have perpetual existence.

NINTH:                          The meeting of Stockholders may be held outside of the State of Nevada, if the bylaws so provide. The books of the Corporation may be kept outside of the State of Nevada at such place as may be from time to time designated by the Board of Directors or by the bylaws of the Corporation.

TENTH:                      This Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereinafter prescribed by statute, or by these Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

ELEVENTH:                                           No director or officer of this Corporation shall be liable to third parties, the corporation or its stockholders for any breach of fiduciary duty as officer or director of the corporation. This provision shall not affect liability for acts or omissions which involve intentional misconduct, fraud, a knowing violation of low, or the payment of dividends in violation of

All expenses incurred by officers or directors in defending a civil or criminal action, suit, or proceeding must be paid by the corporation as they are incurred and in advance of a final disposition of the action, suit, or proceeding. Said director or officer shall repay the amount, if requested by the corporation, if it is ultimately determined by a court of competent jurisdiction that he or she did not act in good faith and in the best interests of the corporation.

. . . .

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

THE UNDERSIGNED, being the original incorporator herein before named for the purpose of forming a corporation to do business both within and outside the State of Nevada and pursuant to the corporate was of the State of Nevada, and the acts amendatory thereof and supplemental thereto, do make and file these Articles of Incorporation hereby declaring and certifying that the facts herein stated are true.

IN WITNESS WHEREOF, I accordingly have hereunder set my hand and seal this 31 day of May, 1996.

/s/Marc C. Gordon
MARC C. GORDON

STATE OF NEVADA	)
) ss.
COUNTY OF CLARK	)

On this 31 day of May, 1996, personally appeared before me, a Notary Public in and for said County and State, MARC C. GORDON, known to me personally, having been first duly sworn, for himself deposes and says that he is the incorporator named in the foregoing Articles of Incorporation, and that he executed the same, and that the statements contained therein are true as he verily believes, that he executed the instrument freely and voluntarily for the uses and purposes therein mentioned.

WITNESS my hand and official seal.

/s/Peggy A. Fromhart
NOTARY PUBLIC

PEGGY A. FROMHART Notary Public - Nevada My appt. exp. Feb. 20, 2000 No. 92-0497-1

RECEIVED

MAY 31 1996

Secretary of State

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT

BY REGISTERED AGENT

IN THE MATTER OF TYCOON, INC., a Nevada corporation, I, MARC C. GORDON, hereby certify that on the 31 day of May 1996, I accepted the appointment as Registered Agent of the above-entitled corporation.

Furthermore, that the principal office in this State is located at 732 S. Sixth Street, Suite 100, Las Vegas, Nevada 89101.

IN WITNESS WHEREOF, I have hereunto set my hand this 31 day of May, 1996.

/s/ Marc C. Gordon
MARC C. GORDON

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

(After Issuance of Stock)

TYCOON, INC.

Name of Corporation

We, the undersigned, President and Secretary of TYCOON, INC.

That the Board of Directors of said Corporation at a meeting duly convened held on the 25th day of August, 1997, adopted resolution to amend the original Articles as follows:

ARTICLE ONE is hereby amended to read as follows:

FIRST: The name of the Corporation is

TECHNICAL SOLUTIONS GROUP, INC.

The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is One Thousand (1000) shares; that the said change(s) and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

/s/ Diane Gregory
DIANE GREGORY, President

/s/ Steven T. Gregory
STEVEN T. GREGORY, Secretary Treasurer

STATE OF CALIFORNIA	)
) ss.
COUNTY OF San Diego	)

On September 5th, 1997, Personally appeared before me, a Notary Public, DIANE GREGORY and STEVEN T. GREGORY, who acknowledged that they executed above instrument.

Daniel Levy
NOTARY PUBLIC

OFFICIAL SEAL
DANIEL LEVY
NOTARY PUBLIC CALIFORNIA
COMM. NO. 1112232
SAN DIEGO COUNTY
MY COMM. EXP. OCT. 2, 2002

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate to Accompany

Restated Articles

(PURSUANT TO NRS)

Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

This Form is to Accompany Restated Articles of Incorporation

(Pursuant to NRS 78.403, 82.371, 86.221, 88.355 or 88A.250)

(This form is also to be used to accompany Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:

TECHNICAL SOLUTIONS GROUP INC

2. The articles are being ☐ Restated or ☒ Amended and Restated (check only one). Please entitle your attached articles “Restated” or “Amended and Restated,” accordingly.

3. Indicate what changes have been made by checking the appropriate box.*

☐

No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☒	The entity name has been amended.

☐	The resident agent has been changed. (attach Certificate of Acceptance from new resident agent)

☐	The purpose of the entity has been amended.

☐	The authorized shares have been amended.

☐	The directors, managers or general partners have been amended.

☐	IRS tax language has been added.

☐	Articles have been added.

☐	Articles have been deleted.

☐	Other. The articles or certificate have been amended as follows: (provide article numbers, If available)

ARTICLES HAVE BEEN RESTATED TO INCLUDE NEW NAME OF CORPORATION AND TO EXCLUDE THE NAMES OF THE INCORPORATOR AND FIRST DIRECTORS.

* This form is to accompany Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles or certificates

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM RESTATED 2003
Revised on 10:27:03

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CERTIFICATE OF AMENDMENT

TO
ARTICLES OF INCORPORATION

OF

TECHNICAL SOLUTIONS GROUP, INC.

The undersigned hereby certifies as follows:

ONE: That he is the duly appointed and authorized corporate Secretary of Technical Solutions Group Inc., a Nevada Corporation (the “Corporation”).

TWO: That, at a meeting properly held at which a quorum was present the Board of Directors of the Corporation had adopted the following Resolution:

IT IS RESOLVED, that the Articles of Incorporation are hereby amended to read as follows:

FIRST: The name of the corporation is “Force Protection Industries, Inc.”

THREE: This Resolution was ratified and approved by the required vote of stockholders in accordance with applicable corporate law at a Special meeting of the Stockholders properly held on December 1, 2004 at which a quorum was present. The Resolution was properly put to the stockholders and the number of shares voting in favor of the amendment was 100% of the stockholders, which number exceed the vote required to approve the Resolution.

FOUR: The Secretary of the Corporation was instructed by the Directors to take such action as necessary to give effect to this Amendment, and is directed and authorized in connection therewith to restate the Articles of the Corporation to reflect such change to the Corporation’s name.

I, the undersigned, hereby declare under penalty of perjury, in accordance with the laws of the state of Nevada, that I am the Secretary of the Corporation; that I executed this Certificate of Amendment to the Articles of Incorporation, that I have personal knowledge of the information contained therein, and that the information contained therein is true and correct.

By:	/s/ [ILLEGIBLE]
Title:	Secretary

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RESTATED & AMENDED

ARTICLES OF INCORPORATION

FORCE PROTECTION INDUSTRIES, INC.

(the “Corporation”)

FIRST: The name of the Corporation is: FORCE PROTECTION INDUSTRIES, INC.

SECOND: The principal office of the Corporation shall be as determined by the Board of Directors in accordance with the applicable statute. The Corporation shall maintain a Registered Agent in Nevada as required by law.

THIRD: The nature of the business, or object, or purpose to be transacted, promoted or carried on are all businesses and activities permitted by law.

FOURTH: The amount of total authorized initial capital stock of the Corporation is 25,000 authorized shares of common stock at $1.00 par value per share. The authorized capital stock may be issued in such amounts and for such consideration as may be determined from time to time by the Board of Directors. The Board of Directors shall have the authority to prescribe classes of capital stock and designate voting powers, preferences, limitations, restrictions and relative rights of each class thereof, provided that all classes together shall be entitled to receive the net assets of the corporation upon dissolution, and at least one class of shares shall have unlimited voting rights. The Board of Directors may prescribe special, conditional or limited voting powers, or no right to vote, among classes, provided that the voting rights of all shares of a class are identical with those of other shares of the same class. No holders of shares of stock of this Corporation shall be entitled as such, as a matter of right, to subscribe for, purchase, or otherwise acquire any shares of stock of this Corporation of any class, whether now or hereafter authorized, or any securities convertible into shares of stock of this Corporation, without the prior written consent of the Board of Directors.

FIFTH: The members of the governing Board shall be known as Directors. The business of the Corporation shall be managed by the Board of Directors, all of whom must be eighteen (18) years of age. The Corporation shall have at least one (1) Director, and may provide in its bylaws for a fixed number of Directors or a variable number of Directors with a fixed minimum and maximum, and for the manner in which the number of Directors may be increased or decreased. The Directors need not be stockholders.

SIXTH: The capital stock, after the amount of the subscription price has been paid in, shall be subject to no further assessment to pay debts of the Corporation. In no event shall the shareholders be personally liable for the debts of the Corporation.

SEVENH: The Corporation is to have perpetual existence.

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EIGHTH: The meeting of Stockholders may be held outside of the State of Nevada, if the bylaws so provide. The books of the Corporation may be kept outside of the State of Nevada at such place as may be from time to time designated by the Board of Directors or by the bylaws of the Corporation.

NINTH: This Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereinafter prescribed by statute, or by these Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

TENTH: No director or officer of this Corporation shall be liable to third parties, the corporation or its stockholders for any breach of fiduciary duty as officer or director of the corporation. This provision shall not affect liability for acts or omissions which involve intentional misconduct, fraud, a knowing violation of law, or the payment of dividends in violation of law. All expenses incurred by officers or directors in defending a civil or criminal action, suit, or proceeding must be paid by the corporation as they are incurred and in advance of a final disposition of the action, suit, or proceeding. Said director or officer shall repay the amount, if requested by the corporation, if it is ultimately determined by a court of competent jurisdiction that he or she did not act in good faith and in the best interests of the corporation.

THE UNDERSIGNED, being the duly appointed Secretary of the Corporation does hereby make and file these Restated and Amended Articles of Incorporation, hereby declaring and certifying them to be true and accurate as of this 10th day of January 2005.

/s/ R. Scott Ervin
R. Scott Ervin
Corporate Secretary

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website; secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)

(excluding 92A.200(4b))

SUBMIT IN DUPLICATE

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2” X11” blank sheet containing the required information for each additional entity.

ShoeMoney Media Group, Inc.

Name of merging entity

Nevada	Corporation

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

ShoeMoney Media Group, Inc.

Name of surviving entity

Nebraska	Corporation

Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees. See attached fee schedule.

1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website; secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (If a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn: ShoeMoney Media Group, Inc.

c/o:	Jeremy Schoemaker
622 South 32nd Avenue
Omaha NE 68105

3) (Choose one)

☒	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner’s approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2” x 11” blank sheet containing the required information for each additional entity):

(a)	Owner’s approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Important, Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(b)	The plan was approved by the required consent of the owners Of *:
ShoeMoney Media Group, Inc. (a Nevada corporation)

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

ShoeMoney Media Group, Inc (a Nebraska corporation)

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger

This form must be accompanied by appropriate fees. See attached fee schedule.

3

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Important; Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevad(a) Secretary of State AM Merger 2003
Revised on 10/24/03

4

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DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (776) 684 5708 Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

Articles of Merger

Pursuant to NRS 92a.200

Important. Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, If any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

None.

6) Location of Plan of Merger (check a or b):

☐   (a) The entire plan of merger is attached:

or,

☒   (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)”: 1/14/05

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them “Restated” or “Amended and Restated.” accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240)

This form must be accompanied by appropriate fees. See attached fee schedule.

5

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DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

Important, Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(if there are more than four merging entities, check box ☐ and attach an 8%“ X 11 ” blank sheet containing the required information for each additional entity.):

ShoeMoney Media Group, Inc. (a Nevada corporation)
Name of merging entity

/s/ Jeremy Schoemaker	Jeremy Schoemaker, President	1/11/2005
Signature	Title	Date

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

ShoeMoney Media Group,Inc. (a Nebraska corporation)
Name of surviving entity

/s/ Jeremy Schoemaker	Jeremy Schoemaker, President	1/11/2005
Signature	Title	Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

6

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ANNEX M to
Contract PMT/0009

BYLAWS

OF

TYCOON, INC.

ARTICLE I

MEETING OP STOCKHOLDERS

SECTION 1. Unless noticed otherwise, the annual meeting of the stockholders of the Company shall be held at its office in Las Vegas, Clark County, Nevada at 10:00 o’clock a.m. in the offices of Marc C. Gordon, Esq. on the 5th day of June of each year, if not a legal holiday, and if a legal holiday, then on the next succeeding day not a legal holiday, for the purpose of electing directors of the company to serve during the ensuing year and for the transaction of such other business as may be brought before the meeting.

At least ten (10) days written notice specifying the time and place, when and where, the annual meeting shall be convened, shall be mailed in a United States Post Office addressed to each of the stockholders of record at the time of issuing the notice at his or her, or its address last known, as the same appears on the books of the company.

SECTION 2. Special meetings of the stockholders may be held at the office of the company in the State of Nevada, or elsewhere, whenever called by the President, or by the Board of Directors, or by vote of, or by an instrument in writing signed by the holders of at least a majority of the issued and outstanding capital stock of the company. At least ten (10) days written notice of such meeting, specifying the day and hour and place, when and where such meeting shall be convened, and objects for calling the same, shall be mailed in a United States Post Office, addressed to each of the stockholders of record at the time of issuing the notice, at his or her or its address last known, as the same appears on the books of the company.

SECTION 3. If all the stockholders of the company shall waive notice of a meeting, no notice of such meeting shall be required, and whenever all of the stockholders shall meet in person or by proxy, such meeting shall be valid for all purposes without call or notice, and at such meeting any corporate action may be taken.

The written certificate of the officer or officers calling any meeting setting forth the substance of the notice, and the time and place of me mailing of the same to the several stockholders, and the respective addresses to which the same were mailed, shall be prima facie evidence of the manner and fact of the calling and giving such notice.

If the address of any stockholder does not appear upon the books of the company, it will be sufficient to address any notice to such stockholder at the principal office of me corporation.

1

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SECTION 4. All business lawful to be transacted by the stockholders of the company, may be transacted at any special meeting or at any adjournment thereof. Only such business, however, shall be acted upon at special meeting of the stockholders as shall have been referred to in the notice calling such meetings, but at any stockholders’ meeting at which all of the outstanding capital stock of the company is represented, either in person or by proxy, any lawful business may be transacted, and such meeting shall be valid for all purposes.

SECTION 5. At the stockholders’ meetings the holders of a majority percentage of the entire issued and outstanding capital stock of the company, shall constitute a quorum for all purposes of such meetings.

If the holders of the amount of stock necessary to constitute a quorum shall fail to attend, in person or by proxy, at the time and place fixed by these bylaws for any annual meeting, or fixed by a notice as above provided for a special meeting, a majority in interest of the stockholders present in person or by proxy may adjourn from time to time without notice other than by announcement at the meeting, until holders of the amount of stock requisite to constitute a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted as originally called.

SECTION 6. At such meeting of the stockholders every stockholder shall be entitled to vote in person or by his duly authorized proxy appointed by instrument in writing subscribed by such stockholder or by his duly authorized attorney. Each stockholder shall have one vote for each share of stock standing registered in his or her or its name on the books of the corporation, ten (10) days preceding the day of such meeting. The votes for directors, and upon demand by any stockholder, the votes upon any question before the meeting, shall be by viva voce.

At each meeting of the stockholders, a full, true and complete list, in alphabetical order, of all the stockholders entitled to vote at such meeting, and indicating the number of shares held by each, certified by the Secretary of the company, shall be furnished, which list shall be prepared at least ten (10) days before such meeting, and shall be open to the inspection of the stockholders, or their agents or proxies, at the place where such meeting is to be held, and for ten (10) days prior thereto. Only the persons in whose names shares of stock are registered on the books of the company for ten (10) days preceding the date of such meeting, as evidenced by the list of stockholders, shall be entitled to vote at such meeting. Proxies and power of attorney to vote must be filed with the Secretary of the company before an election or a meeting of the stockholders, or they cannot be used at such election or meeting.

SECTION 7. At each meeting of the stockholders, the polls shall be opened and closed; the proxies and ballots issued, received, and be taken in charge of, for the purpose of the meeting, and all questions touching the qualifications of voters and the validity of proxies, and the acceptance or rejection of votes, shall be decided by two inspectors. Such inspectors shall be appointed at the meeting by the presiding officer of the meeting.

SECTION 8. At the stockholders’ meetings, the regular order of business shall be as follows;

2

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1.             Reading and approval of the Minutes of previous meeting or meetings;

2.              Reports of the Board of Directors, President, Treasurer and Secretary of the company in the order named;

3.             Reports of Committee;

4.             Election of Directors;

5.             Unfinished Business;

6.             New Business;

7.             Adjournment.

ARTICLE II

DIRECTORS AND THFIR MEETINGS

SECTION 1. The Board of Directors of the Company shall consist of one to seven person(s) who shall be chosen by the stockholders annually, at the annual meeting of the Company, and who shall hold office for one year, and until their successors are elected and qualify. The number of Directors serving on the Board in any given year shall be determined by the Stockholders at the annual meeting of the Company.

SECTION 2. When any vacancy occurs among the Directors by death, resignation, disqualification or other cause, the stockholders, at any regular or special meeting, or at any adjourned meeting thereof, or the remaining Directors, by the affirmative vote of a majority thereof, shall elect a successor to hold office for the unexpired portion of the term of the Director whose place shall have become vacant and until his successor shall have been elected and shall qualify.

SECTION 3. Meeting of the Directors may be held at the principal office of the company in the State of Nevada, or elsewhere, at such place or places as the Board of Directors may, from time to time, determine.

SECTION 4. At the time and place of the First Meeting of the Stockholders of the Corporation, the election of the Board of Directors shall take place at a joint meeting of the Stockholders and Board of Directors, which constitute the First Minutes of the Corporation.

Regular meetings of the Board of Directors shall be held at the office of the company in the County of Clark, State of Nevada, or elsewhere, as often as necessary.

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Notice of such regular meetings shall be mailed to each Director by the Secretary at least three (3) days previous to the day fixed for such meetings, but no regular meeting shall be held void or invalid if such notice is not given, provided the meeting is held at the time and place fixed by these bylaws for holding such regular meetings.

Special meetings of the Board of Directors may be held on the call of the President or Secretary on at least three days notice by mail or telegraph.

Any meeting of the Board, no matter where held, at which all of the members shall be present, even though without or of which notice shall have been waived by all absentees, provided a quorum shall be present, shall be valid for all purposes unless otherwise indicated in the notice calling the meeting or in the waiver of notice.

Any and all business may be transacted by any meeting of the Board of Directors, either regular or special.

SECTION 5. A majority of the Board of Directors in office shall constitute a quorum for the transaction of business, but if at any meeting of the Board there be less than a quorum present, a majority of those present may adjourn from time to time, until a quorum shall be present, and no notice of such adjournment shall be required. The Board of Directors may prescribe rules not in conflict with these bylaws for the conduct of its business; provided, however, that in the fixing of salaries of the officers of the corporation, the unanimous action of all of the Directors shall be required.

SECTION 6. A director need not be a stockholder of the corporation.

SECTION 7. The directors shall be allowed and paid all necessary expenses incurred in attending any meeting of the Board, but shall not receive any compensation for their services as directors until such time as the company is able to declare and pay dividends on its capital stock.

SECTION 8. The Board of Directors shall make a report to the stockholders at annual meetings of the stockholders of the condition of the company, and shall, at request, furnish each of the stockholders with a true copy thereof.

The Board of Directors in its discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders called for the purpose of considering any such contract or act, which, if approved, or ratified by the vote of the holders of a majority of the capital stock of the company represented in person or by proxy, shall be valid and binding upon the corporation and upon all the stockholders thereof, as if it had been approved or ratified by every stockholder of the corporation.

SECTION 9. The Board of Directors shall have the power from time to time to provide for the management of the offices of the company in such manner as they see fit, and in particular from time to time to delegate any of the powers of the Board in the course of the current business of the company to any standing or special committee or to any officer or

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agent and to appoint any persons to be agents of the company with such powers (including the power to subdelegate), and upon such terms as may be deemed fit.

SECTION 10. The regular order of business at meetings of the Board of Directors shall be as follows:

1.                Reading and approval of the minutes of any previous meeting or meetings;

2.                Reports of officers and committeemen;

3.                Election of officers;

4.                Unfinished business;

5.                New business;

6.                Adjournment.

ARTICLE III

OFFICERS AND THEIR DUTIES

SECTION 1. The Board of Directors, at its first and after each meeting after the annual meeting of the stockholders, shall elect a President, Vice President, a Secretary and a Treasurer, to hold office for one year next coming, and until their successors are elected and qualify. The offices of the company may be held by one person.

Any vacancy in any of said offices shall be filled by the Board of Directors.

The Board of Directors may from time to time, by resolution, appoint such additional Vice Presidents and additional Assistant Secretaries, Assistant Treasurers and Transfer Agents of the company as it may deem advisable; prescribe their duties, and fix their compensation, and all such appointed officers shall be subject to removal at any time by the Board of Directors. All officers, agents and factors of the company shall be chosen and appointed in such manner and shall hold their office for such terms as the Board of Directors may by resolution prescribe.

SECTION 2. The President shall be the executive officer of the company and shall have duty of supervision, control, management of the day-to-day operation of the corporation, subject only to directions from the Board of Directors with regard to the direction of the company affairs. The President shall further have the full power to execute any and all documents for and on behalf of the corporation, other than as specifically limited by the Board of Directors of the corporation, including, but not limited to, the entering into leases of real property, equipment, furniture, furnishings, to hire and fire all personnel, to set and establish operational manuals and policies, to enter into contracts as

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may be necessary for the day-to-day operations, to establish lines of credit for the corporation and to establish accounts payable thereof. The President shall be a member of any Executive Committee that may be established and the Chairman thereof; and shall preside at all meetings of the Board of Directors and all meetings of the Stockholders and shall sign the Certificate of Stock issued by the company; further, the President shall perform any and all other duties as shall be prescribed by the Board of Directors, which duties can be performed in the normal work period.

SECTION 3. The Vice President shall be vested with all the powers and perform all the duties of the President in his absence or inability to act, including the signing of the Certificates of Stock issued by the company, and he shall so perform such other duties as shall be prescribed by the Board of Directors.

SECTION 4. The Treasurer shall have custody of all the funds and securities of the company. When necessary or proper, he shall endorse on behalf of the company for collection checks, notes, and other obligations; he shall deposit all monies to the credit of the company in such bank or banks or other depository as the Board of Directors may designate; he shall sign all receipts and vouchers for payments made by the company, except as herein otherwise provided. He shall sign with the President all bills of exchange and promissory notes of the company; he shall also have the care and custody of the stocks, bonds, certificates, vouchers, evidence of debts, securities and such other property belonging to the company as the Board of Directors shall designate; he shall sign all papers required by law or by these Bylaws or the Board of Directors to be signed by the Treasurer. Whenever required by the Board of Directors, he shall render a statement of his cash account; he shall enter regularly in the books of the company to be kept by him for the purpose, full and accurate accounts of all monies received and paid by him on account of the company. He shall at all reasonable times exhibit the books of account to any Directors of the company during business hours, and he shall perform all acts incident to the position of Treasurer subject to the control of the Board of Directors.

The Treasurer shall, if required by the Board of Directors, give bond to the company conditioned for the faithful performance of all his duties as Treasurer in such sum, and with such security as shall be approved by the Board of Directors, with expense of such bond to be borne by the company.

SECTION 5. The Board of Directors may appoint an Assistant Treasurer who shall have such powers and perform such duties as may be prescribed for him by the Treasurer of the company or by the Board of Directors, and the Board of Directors shall require the Assistant Treasurer to give a bond to the company in such sum and with such security as it shall approve, as conditioned for the faithful performance of his duties as Assistant Treasurer, the expense of such bond to be borne by the company.

SECTION 6. The Secretary shall keep the minutes of all meetings of the Board of Directors and the minutes of all meetings of the stockholders and of the Executive Committee in books provided for that purpose. He shall attend to the giving and serving of all notices of the company; he may sign with the President or Vice President, in the name of the

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company, all contracts authorized by the Board of Directors or Executive Committee; he shall affix the corporate seal of the company thereto when so authorized by the Board of Directors or Executive Committee; he shall have the custody of the corporate seal of the company; he shall affix the corporate seal to all Certificates of Stock duly issued by the company; he shall have charge of Stock Certificate Books, Transfer Books and Stock Ledgers, and such other books and papers as the Board of Directors or the Executive Committee may direct, all of which shall at all reasonable times be open to the examination of any director upon application at the office of the company during business hours, and he shall, in general, perform all duties incident to the office of Secretary.

SECTION 7. The Board of Directors may appoint an Assistant Secretary who shall have such powers and perform such duties as may be prescribed for him by the Secretary of the company or by the Board of Directors.

SECTION 8. Unless otherwise ordered by the Board of Directors, the President shall have full power and authority on behalf of the company to attend and to act and to vote at any meetings of the stockholders of any corporation in which the company may hold stock, and at any such meetings, shall possess and may exercise any and all rights and powers incident to the ownership of such stock, and which as the new owner thereof, the company might have possessed and exercised if present. The Board of Directors, by resolution, from time to time, may confer like powers on any person or persons in place of the President to represent the company for the purposes in this section mentioned.

ARTICLE IV

CAPITAL STOCK

SECTION 1. The capital stock of the company shall be issued in such manner and at such times and upon such conditions as shall be prescribed by the Board of Directors.

SECTION 2. Ownership of stock in the company shall be evidenced by certificates of stock in such forms as shall be prescribed by the Board of Directors, and shall be under the seal of the company and signed by the President or Vice President and also by the Secretary or by an Assistant Secretary.

All certificates shall be consecutively numbered; the name of the person owning the shares represented thereby with the number of such shares and the date of issue shall be entered on the company’s books.

No certificate shall be valid unless it is signed by the President or Vice President and by the Secretary or Assistant Secretary.

All certificates surrendered to the company shall be cancelled and no new certificate shall be issued until the former certificate for the same number of shares shall have been surrendered or cancelled.

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SECTION 3. No transfer of stock shall be valid as against the company except on surrender and cancellation therefor, accompanied by an assignment or transfer by the owner therefor, made either in person or under assignment, a new certificate shall be issued therefor.

Whenever any transfer shall be expressed as made for collateral security and not absolutely, the same shall be expressed in the entry of said transfer on the books of the company.

SECTION 4. The Board of Directors shall have power and authority to make all such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer and registration of certificates for shares of the capital stock of the company.

The Board of Directors may appoint a transfer agent and a registrar of transfers and may require all stock certificates to bear the signature of such transfer agent and such registrar of transfer.

SECTION 5. The Stock Transfer Books shall be closed for all meetings of the stockholders for the period of ten (10) days prior to such meetings and shall be closed for the payment of dividends during such periods as from time to time may be fixed by the Board of Directors, and during such periods no stock shall be transferable.

SECTION 6. Any person or persons applying for a certificate of stock in lieu of one alleged to have been lost or destroyed, shall make affidavit of affirmation of the fact, and shall deposit with the company an affidavit. Whereupon, at the end of six months after the deposit of said affidavit and upon such person or persons giving Bond of Indemnity to the company with surety to be approved by the Board of Directors in double the current value of stock against any damage, loss or inconvenience to the company, which may or can arise in consequence of a new or duplicate certificate being issued in lieu of the one lost or missing, the Board of Directors may cause to be issued to such person or persons a new certificate, or a duplicate of the certificate so lost or destroyed. The Board of Directors may, in its discretion refuse to issue such new or duplicate certificate save upon the order of some court having jurisdiction in such matter, anything herein to the contrary notwithstanding.

ARTICLE V

OFFICES AND BOOKS

SECTION 1. The principal office of the corporation, in Nevada, shall be at 732 S. Sixth Street, Suite 100, Las Vegas, Nevada 89101, and the company may have a principal office in any other state or territory as the Board of Directors may designate.

SECTION 2. The Stock and Transfer Books and a copy of the Bylaws and Articles of Incorporation of the company shall be kept at its principal office in the County of Clark, State of Nevada, for the inspection of all who are authorized or have the right to see the same, and

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for the transfer of stock. All other books of the company shall be kept at such places as may be prescribed by the Board of Directors.

ARTICLE VI

MISCELLANEOUS

SECTION 1. The Board of Directors shall have power to reserve over and above the capital stock paid in, such an amount in its discretion as it may deem advisable to fix as a reserve fund, and may, from time to time, declare dividends from the accumulated profits of the company in excess of the amounts so reserved and pay the same to the stockholders of the company, and may also, if it deems the same advisable, declare stock dividends of the unissued capital stock of the company.

SECTION 2. No agreement, contract or obligation (other than checks in payment of indebtedness incurred by authority of the Board of Directors) involving the payment of monies or the credit of the company for more than TWENTY FIVE THOUSAND DOLLARS ($25,000.00), shall be made without the authority of the Board of Directors, or of the Executive Committee acting as such.

SECTION 3. Unless otherwise ordered by the Board of Directors, all agreements and contracts shall be signed by the President and the Secretary in the name and on behalf of the company, and shall have the corporate seal thereto attached.

SECTION 4. All monies of the corporation shall be deposited when and as received by the Treasurer in such bank or banks or other depository as may from time to time be designated by the Board of Directors, and such deposits shall be made in the name of the company.

SECTION 5. No note, draft, acceptance, endorsement or other evidence of indebtedness shall be valid as against the company unless the same shall be signed by the President or Vice President, and attested by the Secretary or an Assistant Secretary, or signed by the Treasurer or an Assistant Treasurer, and countersigned by the President, Vice President or Secretary, except that the Treasurer or an Assistant Treasurer may, without countersignature, make endorsements for deposit to the credit of the company in all its duly authorized depositories.

SECTION 6. No loan or advance of money shall be made by the company to any stockholder or officer therein, unless the Board of Directors shall otherwise authorize.

SECTION 7. No director nor officer of the company shall be entitled to any salary or compensation for any services performed for the company, unless such salary or compensation shall be fixed by resolution of the Board of Directors.

SECTION 8. The company may take, acquire, hold, mortgage, sell, or otherwise deal in stocks or bonds or securities of any other corporation, if and as often as the Board of

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Directors shall so elect.

SECTION 9. The directors shall have power to authorize and cause to be executed, mortgages and liens, without limit as to amount upon the property and franchise of this corporation, and pursuant to the affirmative vote, either in person or by proxy, of the holders of a majority of the capital stock issued and outstanding; the directors shall have the authority to dispose in any manner of the whole property of this corporation.

SECTION 10. The company shall have a corporate seal, the design thereof being as follows:

ARTICLE VIII

AMENDMENT OF BYLAWS

SECTION 1. Amendments and changes of these Bylaws may be made at any regular or special meeting of the Board of Directors by a vote of not less than all of the entire Board, or may be made by a vote of, or a consent in writing by the holders of a majority in percentage of the issued and outstanding capital stock.

KNOW ALL MEN BY THESE PRESENTS: That I, the undersigned, being the President of the above-named corporation, do hereby certify to the foregoing Bylaws as adopted for said Corporation.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of June, 1996.

/s/ Diane L. Gregory
Diane L. Gregory, President

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FORCE PROTECTION INDUSTRIES, INC.

UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS

(Parent Company Guarantee for LPPV Contract to FPE)

THE UNDERSIGNED, being all of the directors of Force Protection Industries, Inc. (the “Company”), hereby adopt the following actions effective November 23, 2010.

WHEREAS, the Company is the parent of Force Protection Europe Limited (“FPE”);

WHEREAS, FPE will be awarded a contract by the United Kingdom Ministry of Defence (“UK MoD”) for the delivery of 200 Ocelots for the Light Protected Patrol Vehicle program statement of work for 175 million pounds on November 24, 2010 (the “Contract”);

WHEREAS, the Contract requires that the Company provide the UK MoD a parent company guarantee (the “Guarantee”) of FPE’s obligations under the Contract in the form attached as Exhibit A; and

WHEREAS, the Board of Directors of the Company desires to execute the Guarantee.

NOW, THEREFORE, IT IS RESOLVED, that the Company’s Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, and Chief Strategy Officer (“Authorized Person(s)”) be, and they hereby are, authorized to execute all documents related to the Guarantee;

IN WITNESS WHEREOF, each of the members of the Board of Directors of the Company has duly executed this Unanimous Written Consent in Lieu of Meeting as of the date first above written.

/s/ Michael Moody
Michael Moody, Director

/s/ Lenna Ruth Macdonald
Lenna Ruth Macdonald, Director

/s/ Charles Mathis
Charles Mathis, Director

/s/ Randy Hutcherson
Randy Hutcherson, Director

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Certificate of Incumbency

I, Lenna Ruth Macdonald, do hereby certify that I am the Secretary of Force Protection Industries, Inc., a Nevada corporation (the “Company”).

I further certify that the following persons are the current Chief Executive Officer and President, Chief Financial Officer and Treasurer, Secretary, and Chief Operating Officer, respectively, of Force Protection Industries, Inc., and that the signatures placed next to the respective names of such person are authentic and genuine signatures or facsimiles thereof:

OFFICER NAME	SIGNATURE

Chief Executive Officer & President	/s/ Michael Moody
Michael Moody

Chief Financial Officer & Treasurer	/s/ Charles Mathis
Charles Mathis

Corporate Secretary	/s/ Lenna Ruth Macdonald
Lenna Ruth Macdonald

Chief Operating Officer	/s/ Randy Hutcherson
Randy Hutcherson

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PROTECT - CONTRACTS	ANNEX N to
Contract PMT/0009

AUTHORITY’S REPRESENTATIVES

The Authority has engaged various Subject Matter Experts (SME) and Technically Focussed Individuals (TFI) to assist it with the Contract.  These are listed below:

COMPANY	ADDRESS	SCOPE
QinetiQ - Hurn	Boundary Lane St Leonards Ringwood Hampshire BH24 2SF	JSP 800

Millbrook	Millbrook Proving Ground Ltd. Millbrook Bedford MK45 2JQ	Vehicle Testing

BMT	BMT Defence Services Ltd Maritime House 210 Lower Bristol Road Bath BA2 3DQ	PMT Business Support Consultants

TBC	TBC	Independent Safety Advisor

Maxford Ballistics Ltd.	North Street Nazeing Waltham Abbey Essex EN9 2NW	Boomerang - Shot Detection Manufacturer

General Dynamics	Technology Park Newbridge Newport NP11 5AN	BOWMAN

Mira	Mira Ltd. Watling Street, Nuneaton Warwickshire CV10 0TU	EMC Roll-over TA

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Internal MOD Representatives

COMPANY	ADDRESS	SCOPE
DQA	Field Force, Abbeywood and regional support	Quality Assurance

DSTL	Fort Halstead Sevenoaks Kent TN14 7BP	Reliability

DSTL	Porton Down Salisbury Wiltshire SP4 0JQ	TFI - Blast

D S&E	Director Safety & Engineering	Land System Safety Office

D S&E, TLS	Director Safety & Engineering, Through Life Support	UOR SSE Development Tool

DOSG	Director Ordnance Safety Group	WOME

DSG	Defence Support Group Telford Andover	Provisions, Repairables and DRS

DSG (W)	Defence Support Group, Warminster	Manufacturing/Assembly OTEP L3/4 Maintenance

CAAS	Cost Assurance and Audit Services Mail point 6124 West Wing Oak 1 MoD Abbey Wood, Filton, Bristol, BS34 8JH	Cost Assurance and Audit Services

LTF(W)	Land Training Fleet, Warminster	OTEP L2 Maintenance

DE&S	MOD Project Teams (BATCIS, GVA, Force Protection)	Integration

CSSTDU	Combat Service Support Trials Development Unit Long Valley Aldershot GU11 2HL	Vehicle Capability Recovery Trials

ITDU	Infantry Trials Development Unit Land Warfare Centre Warminster Wiltshire BA12 0DJ	Operational Capability

JADTEU	Joint Air Delivery Test & Evaluation Unit RAF Brize Norton Carterton Oxfordshire OX18 3LX	Air Transportation

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COMPANY	ADDRESS	SCOPE
T Troop	Blandford Camp, Blandford Forum, Dorset. DT11 8RH

JSCS Ashchurch	Joint Supply Chain Services Ashchurch Tewkesbury	Storage and Vehicle Acceptance

DEME(A) TDT	HQ DEME(A), Arborfield	TNA - CAAI Maint Trg (L1-L4)

DRLC TDT	HQ DRLC, Aldershot	TNA - CAAI Dvr/Op Trg (L1)

DINF TDT	HQ INF, Warminster	Lead Directorate and TNA Lead

DST Leconfield	Leconfield, Beverly, Hull	Dvr/Op Cse Design and Trg Delivery to LF

CAP GM	Capability Ground Manoeuvre MOD Main Building London	Sponsor

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PROTECT - CONTRACTS	ANNEX O to
Contract PMT/0009

SAMPLE - WARRANTY CLAIM FORM F/INS/777 (2002)

1. Unit / Establishment:	7. Registration Number:

2. Claim Serial No:	8. Total (Miles/Kms/Hrs)**

3. Telephone Civil/Military:	9. Usage Since Fitted (Miles/Kms/Hrs)**

4. Make & Type:	10. Contract Number:

5. Assy NSN/Chassis Number:	11.Programme Repair Number:

6. Assy/Engine Number:	12.Warranty Start Date /Date Assy Fitted:

** Delete as applicable

Repair agents must not rectify faults, which are not Warranty, without the authority of the Unit/establishment:

Please rectify the following under manufacturer’s warranty:

FAULT & FULL TECHNICAL DESCRIPTION

13.

14.

15.	Unit Representative (Name/Rank/Appointment) BLOCK CAPITALS:	Date:

16.	Signature

THE UNIT WILL COMPLETE ALL THE FIELDS ABOVE IN FULL FOR WARRANTY CLAIMS ON CHANGED ASSEMBLIES, FIELDS BELOW WILL BE COMPLETED ON INSTRUCTION BY ESM.

Rectification under Manufacturers Warranty

17.	To (Agents Name & Address):	Telephone:

O - 1

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Dealer Representative:		Date:

Signature:	Stamp:

O - 2

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PROTECT - CONTRACTS	Annex P to
Contract PMT/0009

AF G8267A/B - EQUIPMENT FAILURE REPORT	NSR	yes	UIN	DATE		Sub-Unit	Serial No (0001) etc
Originating Unit
At least one item below maked * is required	Original EFR Reference (for follow on reports)
Owner / Holder				Is Failure Premature	yes		O1

											Mod	End Item - usage from new		Usage
Description			VRN/ESN/EAC (As Applicable)				NSN / Part No				State/Strike	Others - usage from last repair		Units
End Item
Multi Assy ID
Assy *
Sub Assy *
Component *

Qty reported (for failed items only)						Mission Aborted ?	yes	☒	Failed In (Country)

Fault occurred during:		Routine	Ex	Ops		ABRO “ PR ” No/ESPPA Contract No

Maunfacture/Repair date						Packing details

Description/
Further
information/
Action taken

Assy quarantined ?	yes	☐	Assy back loaded ?	yes	☐	Parent eqpt/End item back loaded ?			yes	☐	Failure has safety implications ?	yes ☐	Serious Failure Sig Ref in text	yes ☐

Completed by:	Grade/Rank	Name

Contact Tel No

Signature :
EFRFP Use Only

P - 1

WARRANTY CLAIM FORM F/Ins/777 (1998) (FINAL DRAFT)

Unit / Establishment:		Claim Serial No:
22 SAS REGIMENT

Address:	HQ HEREFORD GARRISON	Telephone Number:
	HEREFORD HR4 7DD	94475 2256

Rectification Under Manufactures Warranty

To (Agents Name and Address)			Telephone Number:
SUPACAT LTD THE AIRFIELD DUNKESWELL HONITON DEVON EX14 1LF			01404 891 777

Make and Model: MV THM
Chassis No:		Engine No:
Mil Reg No:	Civilian reg No:	Total(Miles/Km/Hrs**

AFG 8267 Ser No:	Downtime (days)	*ERM to be entered upon completion of warranty work	**Delete as applicable
Contract No:	Date Veh into Service	Warranty Start Date	Warranty Expiry Date:
LV2/MIL/56

PleaseRectification Under Manufactures Warranty:

Unit Representative (Name/Rank/Appointment) BLOCK CAPITALS:	Date:

CONTRACTORS ARE REQUESTED TO RETURN THESE FORMS WHEN VEHICLES ARE COLLECTED WITH DETAILS OF WORK COMPLETED

Details of Work Carried Out/Rectified By Agents:

THE FOLLOWING WORK HAS BEEN COMPLETED BY 22 SAS LAD

Agents Stamp:	Agents Representative Signature:

Job Report Sheet	of			FWD Category A B C				Job Number	T A C

		Estimated Cost	Days held up for	Job Dates				Single Item Disposal	Multi-Item Disposal
Special Code		Lab	Spares	Date	Day	Mth.	Year		Qty. Rec’d
		Spares	Labour	Work demand				Cat. A Eqpt. Usage	Qty. Rep’d
			Authority	Eqpt. Received				Miles	Qty. BLR
			Facilities	Completed				Kms.	Qty. B/SL
Repair Unit	22 SAS LAD	Code A 0 7 5 1 A						Hr/Rv	Qty. B
			B	Reason for work				EFC
Holding Unit	22 SAS	Code A 0 7 5 1 A
			Q	Defect Report Reference
Equipment	MINACITY THM	Code						Power Pack Serial No.
Contract No.	Reg. Mark/Serial No.		R					New Power Pack Meter Reading

	No of	Operation/Modification	Man-hours		Catalogue Number
Work To Be Done	times	Codes	Hrs.	1/10	COSA Section	NATO Stock Number	Qty.	Fault

AF G890 (ADP)/AFG8304 Attached	Sheets

Job Report Checked	Signature

AF G890	Date	Date					Code	Routed Items
Ser No	Dmd’d	Rec’d	Stores Required	DMC	NATO Stock Number	Qty.	Fault	Item	Despached	Received

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

LPPV	PROTECT - CONTRACTS	Annex Q to
Parts & Labour Warranty		Contract PMT/0009

Light Protected Patrol Vehicle

LPPV

UOR AO1570

PARTS & LABOUR WARRANTY

Combat Wheels Group, Protected Mobility Team (PMT)

FPE Mark-up 22 November

Issue:	Version 2.2

Issue Date:	08 Nov 2010

Number of Pages:	7 including front cover

PMT File Reference:	TBD

THIS DOCUMENT IS THE PROPERTY OF HER BRITANNIC MAJESTY’S GOVERNMENT, and is issued for the information of such persons only as need to know its contents in the course of their official duties. Any person finding this Document should hand it to a British forces unit or to a police station for its safe return to the MINISTRY OF DEFENCE, D Def Sy, Main Building, Whitehall, LONDON SW1A 2HB, with particulars of how it was found. THE UNAUTHORIZED RETENTION OR DESTRUCTION OF THE Document MAY BE AN OFFENCE UNDER THE OFFICIAL SECRETS ACTS 1911-89. (When released to persons outside Government service, this Document is issued on a personal basis. The recipient to whom it is entrusted in confidence, within the provisions of the Official Secret Acts 1911-89, is personally responsible for its safe custody and for seeing that its contents are disclosed only to authorized persons.)

Q - i

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Protected Mobility Team
Defence Equipment & Support
Spruce 3a #1302
MoD Abbey Wood South
BRISTOL
BS34 8JH	+44 (0)30 6793 9382

Q - ii

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Amendments

Issue No.	Date	Incorporated by	Details of change
2.0	19/05/10	WO1 P Lucas	Consistency of wording with SOW/SRD
2.1	22/10/10	WO1 P Lucas	Consistency of wording post Warranty meeting
2.2	8/11/10	N Clarke	Clarity on Sale of Goods act provision (section 8)

Q - iii

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

LPPV Parts & Labour Warranty

1.                                      General

1.1.                              The Parts & Labour Warranty shall guarantee each Article (including E2A) against failure under the terms stated below for 12 months or 12,000 kilometres, whichever is the sooner. The period of Warranty for each Article shall commence from the earlier of (a) the date on which the Article is issued from JSCS Ashchurch to the User Unit and (b) 3 months after the date of delivery to JSCS Ashchurch. This Warranty is given to the Authority or its authorised representative, hereinafter referred to as the Authority.

1.2.                              The Contractor undertakes that the Articles supplied against the Contract including all components supplied thereon by the Contractor as original equipment will be free from defect in design, materials and workmanship under normal use and service.

1.3.                              Trials Articles Should the Contractor choose to refurbish Articles used during the MOD Reliability and Acceptance Trials to production standard and deliver these Articles to the Authority then this Warranty shall apply in full to each of these Articles in accordance with paragraphs 1.1 and 1.2 above and the reference to 12,000km in paragraph 1.1 shall be deemed to commence from the date of acceptance of the Articles.

1.4.                              . The Warranty is dependent on maintenance during storage being carried out in accordance with the Army Equipment Support Publications (AESPs) provided by the Contractor and AESP 2300-A-401-013 (Short Term Storage, All Vehicles).

2.                                      Exclusions

2.1.                              This Warranty shall not apply in respect of damage caused by:

a) Any use or maintenance of the Article not in accordance with the instructions described in the Technical Manuals provided by the Contractor;

b) War and peacekeeping operations resulting in battle damage;

c) Operating the Article beyond the plated weight or authorised loading;

d) Misuse or neglect; or

e) Any alterations, modifications or attachments made to the Article without the Contractor’s approval.

2.2.                              The Contractor shall not be liable under this Warranty to carry out:

a) Normal maintenance services, including adjustments and the replacement of consumable items such as, oils, filters and lubricants;

b) Repairs to remedy fair wear and tear to any component;

c) Repairs to the electronic architecture of any Article; or

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

d) Repairs to any Government Furnished Asset.

3.                                      Applicable Countries

3.1.                              The Parts and Labour Warranty applies worldwide.

4.                                      Warranty Repairs

4.1.                              Articles for repair are to be submitted to the Contractor once the repair has been verified as an acceptable Warranty claim.  The dismantling and/or refitting of parts to return the Article to a serviceable condition shall be carried out by the Contractor at no charge to the Authority.  This is to include any testing and certification required by the repair.

4.2.                              Any Article or part presented to a Contractor for Warranty work shall be accompanied by a Contractor FSR report or standard MOD Warranty Claim Form (F/INS/777), fully completed and correctly authorised.  The Warranty Claim Form or Contractor FSR report shall be submitted to the Contractor within 90 days of the Warranty event.

4.3.                              An AF G8267 Equipment Failure Report (EFR) is also to accompany the F/INS/777 or Contractor FSR report and should be raised by the User for all Warranty occasions.  The EFR should be annotated in red on top of the form stating ‘LPPV PARTS & LABOUR WARRANTY’.

4.4.                              Details on the Warranty form or Contractor FSR report shall include details of the defect,  host User Unit details, claim serial number,  model code, Contract number, length and type of Warranty, supply date, issue date, VIN number and original serial number (when existing) of the part.  Protected Mobility Team will be responsible for ensuring that all Warranty claim forms and supporting documentation is supplied to the Contractor in accordance with paragraphs 4.2 and 4.3 above.

4.5.                              The Contractor shall complete Warranty work within 10 working days of receipt of the Article or part, or 4 working days in priority cases, provided the Authority has supplied the Contractor with the relevant F/INS/777 and associated documentation as stated in paragraph 4.3 above and 5.2 below to enable the defect investigation in each case and provided further that the Contractor has the necessary spares.

4.6.                              In the event that Warranty is disputed or rejected by the Contractor, the matter shall be resolved between the Contractor and the Authority.  The Contractor shall inform the Authority of such disputes in writing within 24 hours of the dispute being identified.

4.7.                              The Contractor shall submit a quarterly return to the Authority, which shall include details of all Parts & Labour Warranty  claims, including items cleared with relevant completion date and items still outstanding with predicted completion date.  This return should also incorporate the Contractors Configuration Management and Control process (Configuration Status Record).  Statistics reflecting work completed within and outside target times shall also be included.

4.8.                              Any Warranty defect identified by the Authority in material or workmanship must be communicated to the Contractor within 90 days after date of recorded failure, failing which the Contractor shall have no liability to repair such defect

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.                                      Warranty Repairs By The Authority

5.1.                              The Authority is only to undertake Warranty repair, hereinafter referred to as ‘in-house Warranty repair’, in any of the following circumstances:

a) Operational Necessity - Where the Officer Commanding (OC) of the Authority’s User Unit authorises an in-house Warranty repair on the grounds of operational necessity;

b) Convenience To User - Where an in-house Warranty repair can be undertaken for no more than £100 parts and 1 hour labour;

c) Prior Consent of the Authority - Where the User Unit is authorised by the Authority to undertake the relevant in-house Warranty repair in accordance with MOD procedures.

5.2.                              Requests for Warranty parts shall be accepted by the Contractor free of charge if accompanied by a properly completed and authorised MOD Warranty Claim Form (F/INS/777), an AF G8267 (EFR), an AF G1084A (Job card — with full details of labour & parts costs attached) and additionally, if requested by the Contractor, the defective parts.  All replacement parts will be delivered, packaged and labelled in accordance with DEF STAN 81-41 by the Contractor to an agreed location within the United Kingdom.  Any distribution to User Units will be the Authority’s responsibility and cost.

5.3.                              The Contractor shall reimburse the labour costs incurred by the Authority at the agreed labour rates in accordance with Contract Clause 2.14.

6.                                      Replaced Part Warranty

6.1.                              Should any component fail within the Warranty period as a result of manufacturing or material defect, the Contractor shall undertake, at no cost to the Authority, to repair or replace the component free of charge.

6.2.                              Any part replaced by the Contractor free of charge to the Authority under this Warranty, or any approved repairs, shall be guaranteed for the remaining Warranty time applicable to the Article into which it is incorporated, or 12 months, which ever is the greater from the date that the replacement part is fitted in the Article, provided that the any warranty periods in respect of parts incorporated into an Article or repairs carried out on an Article shall expire on the date which is 36 months after the start of the warranty period in respect of that Article as calculated in accordance with paragraph 1 above.

6.3.                              Should any part be found to be defective on either issue or receipt from Military Stores Sections as part of the LPPV DEF CON 82 or as a reprovision spare the User will raise an AF G8267 (EFR - New Stores Reject (NSR)) or a MOD Form 445 Discrepancy Report (DR) along with the standard Warranty Claim Form (F/INS/777).  The Contractor shall provide a free replacement if deemed defective free of charge to the Authority under this Warranty.

6.4.                              The Contractor accepts under the terms of this Warranty that the Authority may replace parts by items that are not supplied by the Contractor that such parts are of a Contractor approved design; however, the Contractor is solely responsible for the application design and will warrant that the parts which are of approved design are fit for use.  Replaced parts, material and workmanship for parts not purchased through the Contractor are the sole responsibility of the

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Authority.  The parts are common items that are to the same or equivalent technical specification as the original Contractor-supplied part and have been NATO codified as such.

7.                                      Maintenance

7.1.                    Where the Authority carries out routine maintenance or servicing, this will not invalidate the Warranty provided that maintenance procedures comply with the AESPs provided by the Contractor and the Technical Manuals.

8.                                      Remedies

8.1.                              This Warranty shall be entirely without prejudice to the Authority’s rights and remedies under the Contract or with regard to breach of the Contract .All warranties, terms and conditions which would otherwise be implied by law or custom are excluded.

8.2.                              MOD Commercial staff working with the appropriate Through Life Support Manager (TLSM) within DE&S Abbey Wood will advise on and resolve all disputes with the Contractor.  All subsequent references in this Warranty assume assistance by MOD Commercial staff as appropriate.

9.                                      Warranty Liability

9.1.                              Liability under this Warranty is limited at the discretion of the Contractor to the replacement or repair free of charge of such parts that are judged to be defective under the terms of this Warranty.  The Contractor shall only be liable under the Warranty where:

a) Such defects are repaired by the Contractor or by the Authority.  The Contractor will be notified in accordance with MOD procedures, with recovery, towing and presentation of the Article to the Contractor or to the Authority’s own repair premises undertaken by the Authority at its own cost.

b) Articles have been stored in accordance with the Contractor’s recommended maintenance procedures;

c) All work is carried out in accordance with Technical Manuals provided by the Contractor and generally accepted engineering practices;

d) Only Contractor approved parts have been used to repair and maintain the Article, except where common items have been fitted that are the same or equivalent technical specification as the original Contractor-supplied part and have been NATO codified as such;

e) Any identity plate numbers, marks, warning or operating labels have not been altered, displaced or removed unless with the Contractor’s consent.

9.2.                              The Contractor shall not be responsible for the quality of any work carried out in the Authority’s workshop except the Contractor remains responsible for the quality of spares and the completeness of the Technical Manuals as supplied to the Authority.

9.3.                              For Warranty repairs carried out in the Authority’s workshops, replaced Warranty parts become the property of the Contractor after a claim is accepted.  Parts replaced by the Authority

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

will be held for 90 days for inspection by the Contractor, after which the Authority may dispose of these parts.  The Authority is aware that occasionally the Contractor may request the back-loading of these items for further design or failure investigation.  In all instances back-loading instructions must be issued by the Contractor to the Authority under this Warranty.

9.4.                              The Contractor must be aware of the Reverse Supply Chain constraints and timelines applied by the Joint Supply Chain and stated in JSP 886, Joint Logistic Support Chain Manual.

10.                               Liability Exclusions

10.1.                        For the purposes of this Warranty, the following shall not be regarded as failures:

a)              Accidental damage, i.e. a result of an accident, unless the accident was attributable to a manufacturing or design fault;

b)             Battle damage, as a result of enemy or hostile actions;

c)              Damage caused by:

i)                 Racing, e.g.  Armed Forces Motor Sports, Time trials, speed and endurance competitions;

ii)              User negligence, as a result of misuse or neglect, including failure to service or maintain the equipment in accordance with the Servicing Schedules or the manufacturer’s procedures;

iii)           Operation of the Article beyond plated gross weight or authorised loading;

iv)          Unsatisfactory repairs or maintenance alterations by the Authority;

v)             Applications outside the operating parameters specified in the Systems Requirement Document (SRD).

vi)          Where an item’s failure is attributable to fair wear and tear.  (Where a consumable item (e.g. - tyres, batteries, filters)) is found to be defective, the Contractor will pass along all warranties as supplied by the manufacturer of the consumable item.

vii)       Where equipment has been repaired by Defence Support Group (DSG), or the failure is attributed to an assembly overhauled by DSG.  In these cases LAND SO 4520 paragraph 22 is to be followed using the customer complaints procedure.

11.                               General Provisions

11.1.                        Any dispute hereunder shall be dealt with in accordance with DEFCON 530.

11.2.                        This Warranty shall be governed by and construed in accordance with the laws of England.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

LPPV	PROTECT - CONTRACTS	Annex R to
Reliability Warranty		Contract PMT/0009

Light Protected Patrol Vehicle

LPPV

UOR AO1570

RELIABILITY WARRANTY

Combat Wheels Group, Protected Mobility Team (PMT)

FPE mark-up 22 Nov

Issue:	Version 2.2
Issue Date:	08 Nov 2010
Number of Pages:	7 including front cover
PMT File Reference:	TBD

THIS DOCUMENT IS THE PROPERTY OF HER BRITANNIC MAJESTY’S GOVERNMENT, and is issued for the information of such persons only as need to know its contents in the course of their official duties. Any person finding this Document should hand it to a British forces unit or to a police station for its safe return to the MINISTRY OF DEFENCE, D Def Sy, Main Building, Whitehall, LONDON SW1A 2HB, with particulars of how it was found. THE UNAUTHORIZED RETENTION OR DESTRUCTION OF THE Document MAY BE AN OFFENCE UNDER THE OFFICIAL SECRETS ACTS 1911-89. (When released to persons outside Government service, this Document is issued on a personal basis. The recipient to whom it is entrusted in confidence, within the provisions of the Official Secret Acts 1911-89, is personally responsible for its safe custody and for seeing that its contents are disclosed only to authorized persons.)

R - i

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Protected Mobility Team
Defence Equipment & Support
Spruce 3a #1302
MoD Abbey Wood South
BRISTOL
BS34 8JH	+44 (0)30 6793 9382

R - ii

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Amendments

Issue No.	Date	Incorporated by	Details of change
2.0	19/05/10	WO1 P Lucas	Consistency of wording with SOW/SRD
2.1	22/10/10	WO1 P Lucas	Consistency of wording post Warranty meeting
2.2	08/11/10	N Clarke	Revised section 7 Sale of Goods act provision

R - iii

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

LPPV	PROTECT - CONTRACTS	Annex R to
Reliability Warranty		Contract PMT/0009

LPPV Reliability Warranty

1.                                      General

1.1.                              The Reliability Warranty shall guarantee each Article (excluding E2A) against systematic failure (as defined in paragraph 2.2 below) under the terms stated below for 36 months or 36,000 kilometres, whichever is the sooner. The period of Warranty for each Article shall commence from the earlier of (a) the date on which the Article is issued from JSCS Ashchurch to the User Unit and (b) 3 months after the date of delivery to JSCS Ashchurch. This Warranty is given to the Authority or its authorised representative, hereinafter referred to as the Authority.

1.2.                              Trials Vehicles  Should the Contractor choose to refurbish Articles used during the Reliability and Acceptance Trials to production standard and deliver these Articles to the Authority then this Warranty shall apply to each of these Articles in full in accordance with Paragraph 1.1 above and the reference to 36,000km in paragraph 1.1 shall be deemed to commence from the date of acceptance of the Articles.

1.3.                              The Warranty is dependent on maintenance during storage being carried out in accordance with the Army Equipment Support Publications (AESPs) provided by the Contractor and AESP 2300-A-401-013 (Short Term Storage, All Vehicles).

2.                                      Reliability Warranty Liability

2.1.                              The Contractor’s liability under the Reliability Warranty is limited to:

a)                                      At no cost to the Authority, rectification of components of the system which have suffered a systematic failure as defined in Paragraph 2.1(b) below during the Warranty period of the system to which they are fitted;

b)                                     At no cost to the Authority, to investigate, design and incorporate the necessary modifications into future production systems to be supplied under the Contract, and systems already delivered to the Authority, to a condition whereby the systematic failure is eliminated.  This obligation includes any changes necessary to spares holdings, spares ranging, scaling packaging and NATO codification, S&TE (CES and STTE), drawings, technical publications, Configuration Status Record (CSR) and training courses/material. If this involves any spares which the Authority has purchased becoming redundant through obsolescence, these shall be bought back by the Contractor at the price paid by the Authority.

2.2.                              For the purposes of this Warranty, a systematic failure shall be defined as one which is sentenced under the terms of Paragraph 2.5 below to meet each of the following requirements:

a)                                      The failure cannot be rectified by the driver within 30 minutes of its occurrence using only on-board CES tools and spares and his driver/operator training;

b)                                     the failure either degrades the performance of the Article against any of the System Requirement Document requirements by 20% or more or would prevent the Article from completing a further battlefield mission from the point of failure;

c)                                      Identical failures have occurred during any 18 month period during the warranty period in respect of such Article on 6 or more of all Articles supplied under Item 1 of the Schedule of

PROTECT - CONTRACTS

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Requirements , delivered under this Contract, and fitted with the same type of component. Failures occurring outside the Warranty period of the affected Article shall not count towards these totals.

2.3.                              Failures shall be excluded from consideration if the Articles have been operated outside the operating parameters detailed in the SRD. Failures shall also be excluded if it is determined that they have been caused for any of the reasons detailed at Paragraph 3.1 below.

2.4.                              The implementation of the Reliability Warranty shall be based on the Contractor’s current method of data collection related to Warranty claims, and shall include reference to Contract Number and Equipment Registration Marks (ERMs). The Contractor shall ensure that the Authority has right of access to all of this information, including the methods and manner of defect investigation. The Contractor and the Authority shall agree the method of collecting, recording and collating statistical data, based on current established MOD systems and procedures for Warranty claims and in accordance with the Joint Logistic Support Chain Manual, JSP 886, the use of FSRs and any Contractor/Authority joint management information system.

2.5.                              Systematic failures shall be sentenced by a joint Authority and Contractor panel (Incident Sentencing Committee) with equal representation from both parties.  Where a consensus cannot be achieved, the parties shall resolve the matter by reference to dispute resolution in accordance with Paragraph 9.1 below.

3.                                      Liability Exclusions

3.1.                              For the purposes of this Warranty, failures caused by the following shall not be regarded as systematic failures:

3.1.1. Accidental damage, i.e. a result of an accident, unless the accident was attributable to a manufacturing or design fault;

3.1.2. War and peacekeeping operations resulting in battle damage;

3.1.3. Damage caused by:

i)                               Racing, e.g. Armed Forces Motor Sports, time trials, speed and endurance competitions;

ii)                            User negligence, as a result of misuse or neglect, including failure to service or maintain the equipment in accordance with the Servicing Schedules or the manufacturer’s procedures;

iii)                         Operation of the Article beyond plated gross weight or authorised loading;

iv)                        Unsatisfactory repairs or maintenance alterations by the Authority;

v)                           Applications outside the environment specified in the Systems Requirement Document (SRD) which change the performance or adversely affect the reliability of the Article.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

vi)                        Where an item’s failure is attributable to fair wear and tear.  (Where a consumable item (e.g. - tyres, batteries, filters)) is found to be defective, the Contractor will pass along all warranty as supplied by the manufacturer of the consumable item.

vii)                     Where equipment has been repaired by Defence Support Group (DSG) or the failure is attributed to an assembly overhauled by DSG. In these cases LAND SO 4520, 6th revision dated Oct 2010, paragraph 35 (Customer Feedback) is to be followed using the customer complaints procedure.

viii)                  Any use or maintenance of the Article not in accordance with the instructions described in the AESPs and Technical Manuals provided by the Contractor;

ix)                        Any use of the Article by personnel not fully qualified to drive the Article, except where accompanied by a qualified trainer;

x)                             Any alterations, modifications, or attachments made to the Article without the Contractor’s approval.

3.2.                              The Contractor shall not be liable for towing or recovery charges either by the Authority or by 3rd parties.

3.3                                 The Contractor shall not be liable under this Warranty to carry out:

3.3.1  Normal maintenance services including adjustments and the replacement of consumable items such as oils, filters and lubricants;

3.3.2  Repairs to remedy fair wear and tear to any component;

3.3.3  Repairs to the electronic architecture (E2A) of any Article; or

3.3.4  Repairs to any Government Furnished Asset.

4.                                      Warranty Operating Procedures

4.1.                              Article Repair.

4.1.1. Articles for repair are to be submitted to the Contractor once the repair has been verified as an acceptable Warranty claim. The dismantling and/or refitting of parts to return the Article to a serviceable condition shall be carried out by the Contractor at no charge to the Authority.  This is to include any testing and certification required by the repair.

4.1.2. A vehicle or vehicle part presented to the Contractor for Warranty work shall be accompanied by a Contractor FSR report or standard MOD Warranty Claim Form (F/INS/777), and an AF G8267 (Equipment Failure Report (EFR)), fully completed and correctly authorised. The Contractor FSR report or Warranty Claim Form shall be submitted to the Contractor within 90 days of the Warranty event, failing which the Contractor shall have no liability to repair such defect. All Warranty Claims specifically identified as Reliability Warranty Claims shall be clearly marked in red at the top of the F/INS/777 as “LPPV RELIABILITY WARRANTY — SYSTEMATIC FAILURE”.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.1.3. Details on the Warranty form or Contractor FSR report shall include details of the systematic failure, host User Unit details, claim serial number,  model code, Contract number, length and type of Warranty, supply date, issue date, VIN number and original serial number (when existing) of the part.

4.1.4. The Contractor shall complete Warranty work within 10 working days of receipt of the vehicle, or 4 working days in priority cases, provided the Authority has supplied the contractor with the relevant F/INS/777 and associated documentation as stated in paragraph 4.1.2 above and 5.2 below to enable the defect investigation in each case and provided further that the Contractor has the necessary spares. Work relating to Paragraph 2.1(b) above shall be completed within a time-scale mutually agreed between the Authority and the Contractor.

4.1.5. In the event that Warranty is disputed or rejected by the Contractor, the matter shall be resolved between the Contractor and the Authority. The Contractor shall inform the Authority of such disputes in writing within 24 hours of the dispute being identified.

4.1.6. The Contractor shall submit a quarterly return to the Authority, which shall include details of all Reliability Warranty claims, including items cleared with relevant completion date and items still outstanding with predicted completion date.  This return should also incorporate the Contractors Configuration Management and Control process (Configuration Status Record). Statistics reflecting work completed within and outside target times shall also be included.

5.                                      Warranty Repairs by the Authority.

5.1.                              The Authority is only to undertake Warranty repairs, hereinafter referred to as “in-house Warranty repair”, in any of the following circumstances:

a)  Operational Necessity  The Officer Commanding (OC) of the Authority’s User Unit should authorise an in-house Warranty repair on the grounds of operational necessity.

b)  Convenience to User  Where an in-house Warranty repair can be undertaken for no more than £100 parts and 1 hour labour.

c)  Prior Consent of the Authority  Where the User Unit is authorised by the Authority to undertake the relevant in-house Warranty repair in accordance with MOD procedures.

5.2.                              Requests for Warranty parts shall be accepted by the Contractor free of charge if accompanied by a properly completed and authorised MOD Warranty Claim Form (F/INS/777), an AF G8267 (EFR), an MOD Form 1084A (Job card — with full details of labour & parts costs attached) and additionally, if requested by the Contractor, the defective parts.  All replacement parts will be delivered, packaged and labelled in accordance with DEF STAN 81-41 by the Contractor to an agreed location within the United Kingdom. Any distribution to User Units will be the Authority’s responsibility and cost.

5.3.                              The Contractor shall reimburse the labour costs incurred by the Authority at the agreed labour rates in accordance with Contract Clause 2.15.

5.4.                              Under this Reliability Warranty any revised/redesigned parts shall be specifically identified by the Contractor to be used as replacements.  However, to meet urgent operational requirements the Authority may use current standard approved parts from existing MOD stock unless specifically withdrawn by the Contractor.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.                                      Replaced Part Warranty

6.1.                              Any part replaced by the Contractor free of charge to the Authority under this Reliability Warranty, or any approved repairs, shall be guaranteed for 36,000 kilometres running distance or until the date which is 36 months after the start of the warranty period (as determined in paragraph 1) applicable to the Article into which such part is placed or the Article on which the repair is carried out, whichever is the sooner. The Warranty shall commence from the date that the replacement part is fitted in the vehicle.

6.2.                              The Contractor accepts under the terms of this Warranty that parts may be replaced by the Authority by items that are not supplied by the Contractor provided that such parts are of a Contractor approved design; however the Contractor is solely responsible for the application design and will warrant that parts which are of approved design are fit for use. Replaced parts, material and workmanship for parts not purchased through the Contractor are the sole responsibility of the Authority.  The parts are common items that are to the same or equivalent technical specification as the original Contractor-supplied part and have been NATO codified as such.

7.                                      Remedies

7.1.                              This Warranty shall be entirely without prejudice to the Authority’s rights and remedies under the Contract or with regard to breach of the Contract.  All warranties, terms and conditions which would otherwise be implied by law or custom are excluded.

7.2.                              MOD Commercial staff working with the appropriate Through Life Support Manager (TLSM) within DE&S Abbey Wood will advise on and resolve all disputes with the Contractor. All subsequent references in this Warranty assume assistance by MOD Commercial staff as appropriate.

8.                                      Applicable Countries

8.1.                              The Warranty applies world wide.

9.                                      Maintenance

9.1.                              Where the Authority carries out routine maintenance or servicing, this will not invalidate the Warranty provided that maintenance procedures comply with the relevant Army Equipment Support Publications and Technical Documents provided by the Contractor.

10.                               General Provisions

10.1.                        Any dispute hereunder shall be dealt with in accordance with DEFCON 530.

10.2.                        This Warranty shall be governed by and construed in accordance with the law of England.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PROTECT - CONTRACTS	ANNEX S to
Contract PMT/0009

CONTRACTOR’S TEST & EVALUATION MANAGEMENT PLAN

A C-TEMP shall be agreed between the two Parties with thirty days of the date of Contract.

S - 1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PROTECT - CONTRACTS	ANNEX T to
Contract PMT/0009

AUTHORITY VERIFICATION AND VALIDATION

Trialling Authority	Location	Testing
CSSTDU	Long Valley, Fleet Road, Aldershot. GU11 2HL	Mobility
ITDU	Land Warfare Centre, Imber Road, Warminster, Wiltshire. BA12 0DJ	Usability
JADTEU	RAF Brize Norton, Carterton, Oxfordshire. OX18 3LX	Air Transport
Milbrook	Millbrook Proving Ground Ltd. Millbrook Bedford MK45 2JQ	Reliability Growth Trials, Reliability Demonstration Trials
T-troop	Blandford Camp, Blandford Forum, Dorset. DT11 8RH	ECM and EECM validation
GDUK	Long Lane, Throckmorton, Pershore, Worcestershire. WR10 2JH	Bowman and TacSat validation
Qinetiq	Boundary Lane St Leonards Ringwood Hampshire BH24 2SF	Transportability and JSP800 validation
MOD GVA Authority	Waiting for test specification	GVA validation
DSTL	Waiting to see if required	Assistance for blast trials
Tempest	Waiting to see if required	Security validation
Other UK test facilities	To be specified if necessary
Potential Op Herrick Theatre Trial	Camp Bastion Training Range	User confidence

T - 1

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PROTECT - CONTRACTS	ANNEX U to
Contract PMT/0009

LOAN OF EQUIPMENT FOR USER TRIALS

SECTION 1

The Authority requires the following equipment to be provided for User Trials, as part of the formal acceptance process for LPPV.  The terms of the loan shall be as detailed in section 2 of this Annex U.

TABLE 1

DESCRIPTION	QUANTITY	START DATE	FINISH DATE	LOAN TYPE
As detailed in the CTEMP at Annex S	See Annex S	TBA	TBA	Ordinary*

* Loan type shall be Ordinary with the following additions:

The Contractor shall provide a suitable level of support to the vehicle acceptance trials which will be conducted at the following locations in the UK:

•          Millbrook, Bedford;

•          ITDU, Warminster;

•          CSS TDU, Aldershot;

•          General Dynamics, Location TBC;

•          T Troop, Location TBC;

•          DSTL Test Range, Location TBC;

•          JADTEU

•          Others locations as required.

This support shall consist of as a minimum:

•          Maintenance and Repair of trials vehicles;

•          Subject Matter Expert (SME) advice to users;

•          Focal point for any technical problems with the vehicles;

•          Capture and log any issues arising from the trials with suggested route to rectification of the issue.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The Contractor shall provide sufficient spares for the trials vehicles to meet the requirements of the acceptance trials.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION 2

LOAN OF EQUIPMENT FOR USER TRIALS

DELIVERY IN GOOD ORDER AND MAINTENANCE INSPECTION REPORTS

1                                          Unless notification to the contrary is given by the Authority to the Contractor, in writing, specifying the reasons for rejection, within 7 days of delivery to the User Trials site, each of the Articles provided by the Contractor at Table 1 above for User Trials (“User Trials Articles”) shall be deemed to be in good order, save for either an inherent fault or a fault not ascertainable by reasonable examination.  The Authority shall be responsible for their safekeeping, use in a workmanlike manner within the manufacturer’s rated capacity, and return on completion of the trials in equal good order (fair wear and tear excepted).

SERVICING AND INSPECTION

2                                          The Contractor shall be responsible for servicing and maintaining each of the User Trials Articles including the provision of spare parts at no cost to the Authority.  The Authority will, at all reasonable times, allow the Contractor to have access to the User Trials Articles.  So far as is practicable, servicing and inspection work shall be carried out at times to suit the convenience of the Authority in order to avoid disruption to the User Trials.

BREAKDOWN AND REPAIR

3                                          The Authority shall be responsible for all expense involved arising from any breakdown and all loss or damage incurred by the Contractor due to the Authority’s negligence, misdirection or misuse of any of the User Trials Articles, whether by the Authority or his servants.

4                                          The Contractor shall be responsible for the cost of repairs to the User Trials Articles involved in breakdowns from all other causes and shall bear the cost of providing all necessary spare parts.

5                                          So far as is practicable, any repair work shall be undertaken by the Contractor at times to suit the convenience of the Authority in order to avoid disruption to the User Trials.

RESPONSIBILITY FOR LOSS AND DAMAGE

6                                          Except as hereinafter provided, the Authority shall be responsible for the settlement of claims and shall indemnify the Contractor against all claims, losses, costs and liabilities incurred by the Contractor arising out of the use by the Authority of the User Trials Articles, during the period of the User Trials, including claims in respect of injury to or death of any person or of damage to or loss of the equipment or of damage to any property caused by the equipment.

7                                The Authority shall not be responsible for:

a                                Fair wear and tear to the User Trials Articles or for the damage to or loss of it resulting from any defect whether latent or patent, existing at the time of its being taken on trial by the Authority unless any such defect is accepted in writing by the Authority.

b                               Damage to or loss of any of the User Trials Articles, or injury or death to whomsoever caused or damage to any property whatsoever due to the neglect or default of the Contractor, his servants or agents.

c                                The Contractor shall, during the period of the User Trial, indemnify the Authority against all claims in respect of injury or damage to any person or property specified above or

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

arising out of a breach by the Contractor of the terms of this Agreement or the neglect or default of the Contractor his servants or agents.

d                               Notwithstanding Clause 7c above, the Contractor shall accept liability for damage, loss or injury due to or arising:

i                                  prior to delivery of each of the User Trials Articles to the site of the Authority where each of the Articles is in transit by transport of the Contractor or as otherwise arranged by him.

ii                               after each of the User Trials Articles has been removed from the site and is in transit by transport of the Contractor or as otherwise arranged by him.

e                                The terms of DEFCON 76 (Edn 7/99) shall apply to Contractor’s personnel at Government establishments.

8                                NOTICE OF ACCIDENTS

If any of the User Trials Articles is involved in any accident resulting in injury to persons or damage to property, immediate notice shall be given to the Contractor by telephone and confirmed in writing to the Contractor’s office within 5 working days.  In respect of any claim not within the Authority’s agreement for indemnity, no admission, offer, promise of payment or indemnity shall be made by the Authority without the Contractor’s prior consent in writing.

9                                TRANSPORT FOR THE USER TRIALS

The Contractor shall be responsible for all transport of each of the User Trials Articles to and from the User Trials site within the UK.

10                          GOVERNMENT REGULATIONS

With the exception of any non-compliance due to any actions, inactions or omissions by the Authority whilst any of the User Trials Articles is in their possession, the Contractor shall be responsible for compliance with all relevant statutory and advisory regulations issued by the EU, UK Government or Local Authorities.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PROTECT - CONTRACTS	ANNEX W to
Contract PMT/0009

LABOUR RATES

CONTRACTOR LABOUR RATES

The following labour and overhead rates shall be used in pricing Contract Changes, pursuant to Contract Clause 2.6 or Clause 3.12.

For 2010

Grade	Description	Rate	Overhead	Profit	Total

For 2011

Grade	Description	Rate	Overhead	Profit	Total

AUTHORITY LABOUR RATES

The following labour rates shall be used in pricing Authority Warranty Repairs, pursuant to Contract Clause 2.14 or 2.15.

For 2010

Grade	Description	Rate

For 2011

Grade	Description	Rate

For 2012

Grade	Description	Rate

NOTE:

Appropriate rates shall be agreed between the Authority and the Contractor within X months of Contract placement.

W - 1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PROTECT - CONTRACTS	ANNEX X to
Contract PMT/0009

UNPRICED WORK

The following elements of work and deliverables are the Unpriced Work referred to in Clause 4.1e.

ITEM	Description	Category	Pricing Position
Commander Door Assist Mechanism	System fitted to Commanders door to assist rapid egress in the event of emergency	Post ITT SRD change (SR383)	Indicative price included in the contract price for PV & FSV
PWS protection on FSV	Increase the ballistic protection on the PWS	Post ITT SRD change	Not included in current FSV contract price
Gunners Step FSV & PV	Provision of Gunners step in PV & FSV	Confirmation on need of requirement following review of proposed solution (SR434)	Not included in current PV & FSV contract prices
BOWMAN VIK	Confirmation on GD price to Thales for Bowman VIK still subject to confirmation	Potential cost improvement	Original GD / Thales price included in current FSV & PV contract price. Potential update if reductions can be achieved.
ECM Options	Dialogue between FPE, PMT, Thales and the Force Protection IPT has highlighted potential options MoD may want to add to the offered solution	New requirement — MoD to formally request options to be costed / added	ECM Options not included in the contract price
EECM Horn antennas	Opportunity for MoD to provide EECM horn antennas as GFE	Potential cost improvement	Contract price assumes Thales are providing these items. MoD supplying as GFE will provide price reduction
Maintainer Trainer Course	Potential Option for qty 20 Maintainer Training Courses is highlighted in SoW	New requirement — MoD to formally request option to be costed	These option costs are not included in the contract price
Short Gap Crossing	Facility to accommodate short gap crossing equipment	Late Post ITT SRD change (SR459)	Not included in current PV & FSV contract prices
First Responder Tool	Accommodate the MoD defined first responder tool	New requirement -Awaiting definition of the tool MoD would like FPE to use	Not included in current PV & FSV contract prices
CTEMP	Cost to conduct CTEMP	Not submitted at	Place holder cost

X - 1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

		ITT — required agreement between PMT and FPE	included in contract price. Requires cost review to agree firm pricing
Survivability Testing	DSTL defined Survivability validation testing	Not submitted at ITT — required agreement between PMT and FPE	Place holder cost included in contract price. Requires cost review to agree firm pricing
Towing Eye Adaptor	NRE to develop Tow Eye Adaptor solution	Not included in ITT Submission	Cost included in Contract price. Due to late removal of requirement the NRE cost needs to be removed from the Contract price
HALO Emergency Lighting Solution on Training Fleet	Provision of HALO emergency lighting in all vehicles	Post ITT SRD change	Cost included in Contract price. Due to late request to remove this capability from the training fleet, the cost needs to be reviewed and reduced to reflect a Fitted For But Not With capability.

X - 2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PROTECT - CONTRACTS	ANNEX Y to
Contract PMT/0009

LONG LEAD ITEMS

The following Long Lead Items were included in Instructions To Proceed (ITP)  2 and 3 issued by the Authority prior to Contract placement.

ITP 2

Material (Long Lead Items)	Max Price Each		Supplier	Part No:	Total Leadtime Weeks	Level
Complete system of corner units and T-cases	£	[***]	Axletech	CSD300N100208, 74501064A	27	Production
Long lead connectors	£	[***]	Deutsch	Various	25	Production
Raw material for anti-roll bars only	£	[***]	Thyssen Krupp	Material	17	Production
Composite pod in kit form	£	[***]	ACG/URT/Formaplex		26	Production
Propshafts complete	£	[***]	Premier Propshafts	PP1480-120KV-1623-8WL	17	Production
				PP1480-120KV-872-8WL	17	Production
				CV105-170FF	17	Production
Spherical bearings (8 per vehicle)	£	[***]	SKF	Various	17	Production
Tyres (4 per vehicle)	£	[***]	Michelin	40000400	17	Production
Fuse box assembly	£	[***]	ETA	LAB417	32	Production
Radiator and charge air cooler packs	£	[***]	Visteon	TBC	25	Production
HVAC units complete	£	[***]	Eberspacher	AC9792	16	Production
Integrated castings and raw material	£	[***]	W.Cook	14298, 14305, 18908, 18910, 18121/22	24	Production
Seating system - complete vehicle	£	[***]	ADM	Troop Seat TBD	17	Production
				105-204100-001	17	Production
				105-222000-001	17	Production
Bonnet/Engine Mount	£	[***]	CPP	MD125-004 , MD035-003	18	Production
BCU + Ins. Pack	£	[***]	May & Scofield	BCU-RIC1000-1	26	Production
Axles Fr & Rr	£	[***]	Axletech	WSS90PM4HDB114356/115356, WSS90PM4HDB116356/117356	24	Production

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Vehicle harnesses	£	[***]	Ionix	TBC	25	Production
Engines	£	[***]	Steyr	M160036	29	Production
Glass, Frame and gasket	£	[***]	GKN ATS	Fronts - 40000092	20	Production
				Sides - 40000100	20	Production
V Hull	£	[***]	MTL	62762	24	Production
MOQ of 24 tones Domex material for Vspine and Hull (makes 40 kits)	£	[***]	MTL	3mm & 8mm Coils	21	Production
General castings	£	[***]	Hadleigh/Russells	57617,37492/3,80707,37402	20	Production
Forged wheel casing (MOQ 200 = 50 vehicles)	£	[***]	Hutchinson	40000566/567	18	Production

Total Per Vehicle	£	[***]
Number of Vehicles in Batch	50
Total	£	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITP 3

Part	Supplier	L/T	Qty per Vehicle	Price per Vehicle		Long Lead Qty	Total Commitment
Cable (to power node)	Tyco	20	1	£	[***]	50	£	[***]
Cable, Ethernet	Tyco	20	2	£	[***]	50	£	[***]
Cable, Ethernet	Tyco	20	2	£	[***]	50	£	[***]
Cable, Audio (Proc to Spkr)	Tyco	20	1	£	[***]	50	£	[***]
Mount, Commanders Display Unit	Walker	20	1	£	[***]	200	£	[***]
Cable, Video (to veh computer)	Tyco	20	1	£	[***]	50	£	[***]
Cable, Serial (to veh computer)	Tyco	20	1	£	[***]	50	£	[***]
Mount, Slave Display Unit	Walker	20	1	£	[***]	200	£	[***]
Cable, Video (from Comd display)	Tyco	20	1	£	[***]	50	£	[***]
Mount, Driver Display Unit	Walker	20	1	£	[***]	200	£	[***]
Cable, Video	Tyco	20	1	£	[***]	50	£	[***]
Cable, Ethernet	Tyco	20	4	£	[***]	50	£	[***]
Cable, Power (to power node)	Tyco	20	2	£	[***]	50	£	[***]
Cable, Ethernet	Tyco	20	2	£	[***]	50	£	[***]
Cable, Power	Tyco	20	4	£	[***]	50	£	[***]
Power node unit	Ultra	21	1	£	[***]	50	£	[***]
Mount, Power Node	Ultra	21	1	£	[***]	50	£	[***]
Master switch box	TBD	24	1	£	[***]	200	£	[***]
Socket panel components	TBD	24	1	£	[***]	200	£	[***]
Display Unit, Commander	Brimar	24	1	£	[***]	50	£	[***]
Dismount Display Unit, Slave	Brimar	24	1	£	[***]	50	£	[***]
Display Unit, Driver	Brimar	24	1	£	[***]	50	£	[***]
TV Camera	TOL	24	4	£	[***]	50	£	[***]
TOOLING	TOL	24	1	£	[***]	50	£	[***]
Bracket, Composite	TOL	24	4	£	[***]	50	£	[***]
TI Camera	TOCA	24	2	£	[***]	50	£	[***]
Bracket	Walker	24	2	£	[***]	200	£	[***]
Shot Detection	TBD	99	1	£	[***]	200	£	[***]
Total EV/IV				£	[***]		£	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Supplier	Designation	Qty per Vehicle	Baseline			50 Sets		Baseline incl. Sacrificial Power Cables			50 Sets		Option for 32- 26 Way Martlett Data Cables Only			50 Sets		Option for Antenna Sacrificial Cables			50 Sets		Option for Rosenberger Cables Only
	Long Lead Totals					£	[***]				£	[***]
DSC&AO	ECM			£	[***]	£	[***]		£	[***]	£	[***]		£	[***]	£	[***]		£	[***]	£	[***]		£	[***]
DSC&AO	ECM Mounting & Power Distribution
AB Connectors	Cable, Earth Gnd Busbar to Vehicle Chassis	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Earth (Groundplane to Vehicle)	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
Nemco	ECM DC Distribution Unit	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Earth (DCDU)	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Power (PDG to DCDU)	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Power (DCDU to RCS-N)	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Power (DCDU to Unit A1)	1	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Power (DCDU to Adaptor A1)	1	N	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Power (Adaptor to Unit A1) Sacrificial	1	N	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Power (DCDU to Unit A2)	1	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Power (DCDU to Adaptor A2)	1	N	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Power (Adaptor to Unit A2) Sacrificial	1	N	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Power (DCDU to Unit A3)	1	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Power (DCDU to Adaptor A3)	1	N	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Power (Adaptor to Unit A3) Sacrificial	1	N	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Power (DCDU to AJK)	1	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Power (DCDU to Adaptor AJK)	1	N	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Power (Adaptor to AJK) Sacrificial	1	N	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Power (DCDU to Unit 9(1))	1	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Power (DCDU to Adaptor 9(1))	1	N	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Power (Adaptor to Unit 9(1)) Sacrificial	1	N	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Power (DCDU to Unit 9(2))	1	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Power (DCDU to Adaptor 9(2))	1	N	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Power (Adaptor to Unit 9(2)) Sacrificial	1	N	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
DSC&AO	ECM(FP)
QFE	Unit A1 (Large)	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Earth (Unit A1)	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Data (RCS-N to 32 Way Adaptor (Unit A1))	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Data (32 Way Adaptor to 10 way tail (Unit A1))	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Supplier	Designation	Qty per Vehicle	Baseline			50 Sets		Baseline incl. Sacrificial Power Cables			50 Sets		Option for 32- 26 Way Martlett Data Cables Only			50 Sets		Option for Antenna Sacrificial Cables			50 Sets		Option for Rosenberger Cables Only
AB Connectors	Cable Data (32 Way Adaptor to 26 way tail (Unit A1))	1	N	£	[***]	£	[***]	N	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	[illegible]	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	[illegible]	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, RF Sacrificial 240 (TNC — N) Unit A1 to Adaptor	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, RF, Unit (Adaptor A1 to Antenna/Groundplane) 400	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, RF Sacrificial 240 (TNC — N) Groundplane to Antenna	1	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]
QFE	[illegible]	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	Unit A2 (Large)	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Earth (Unit A2)	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Data (RCS-N to 32 Way Adaptor (Unit A2))	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Data (32 Way Adaptor to 10 way tail (Unit A2))	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable Data (32 Way Adaptor to 26 way tail (Unit A2))	1	N	£	[***]	£	[***]	N	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	[illegible]	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	[illegible]	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, RF Sacrificial 240 (TNC — N) Unit A2 to Adaptor	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, RF, Unit (Adaptor A2 to Antenna/Groundplane) 400	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, RF Sacrificial 240 (TNC — N) Groundplane to Antenna	1	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]
QFE	[illegible]	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	Unit A3 (Large)	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Earth (Unit A3)	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Data (RCS-N to 32 Way Adaptor (Unit A3))	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Data (32 Way Adaptor to 10 way tail (Unit A3))	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable Data (32 Way Adaptor to 26 way tail (Unit A3))	1	N	£	[***]	£	[***]	N	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	[illegible]	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	[illegible]	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, RF Sacrificial 240 (TNC — N) Unit A3 to Adaptor	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, RF, Unit (Adaptor A3 to Antenna/Groundplane) 400	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, RF Sacficial 240 (TNC — N) Groundplane to Antenna	1	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Supplier	Designation	Qty per Vehicle	Baseline			50 Sets		Baseline incl. Sacrificial Power Cables			50 Sets		Option for 32- 26 Way Martlett Data Cables Only			50 Sets		Option for Antenna Sacrificial Cables			50 Sets		Option for Rosenberger Cables Only
QFE	Antenna base	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	Filter A3	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	TruAJK (Large)	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Earth (Unit AJK)	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Data (RCS-N to Adaptor 32 way (Unit AJK))	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Data (4 way)	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	[illegible] Universal Mounting	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	[illegible]	4	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, RF Sacrificial 240 (TNC — N) Unit AJK to Adaptor	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable RF, Unit (Adaptor AJK to Antenna/Groundplane) 400	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, RF Sacrificial 240 (TNC — N) Groundplane to Antenna	1	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]
QFE	Antenna base	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	Filter AJK	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	Unit [illegible]	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Earth (Unit 9(1))	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Data (RCS-N to 32 Adaptor (Unit 9(1)))	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Data (32 Adaptor to 10 way tall (Unit 9(1)))	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Data (32 Adaptor to 26 way tall (Unit 9(1)))	1	N	£	[***]	£	[***]	N	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	[illegible] Universal Mounting	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	[illegible]	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, RF Sacrificial 240 (TNC-N) Unit 9(1) to Adaptor	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable RF, Unit (Adaptor 9(1) to Antenna/Groundplane) 400	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, RF Sacrificial 240 (TNC — N) Groundplane to Antenna	1	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]
QFE	Antenna base	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	Filter [illegible]	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	Unit [illegible]	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Earth (Unit 9(2))	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Data (RCS-N to 32 Adaptor (Unit 9(2)))	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Data (32 Adaptor to 10 way tall (Unit 9(2)))	1	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Data (32 Adaptor to 26 way tall (Unit 9(2)))	1	N	£	[***]	£	[***]	N	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	[illegible] Universal Mounting	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Supplier	Designation	Qty per Vehicle	Baseline			50 Sets		Baseline incl. Sacrificial Power Cables			50 Sets		Option for 32- 26 Way Martlett Data Cables Only			50 Sets		Option for Antenna Sacrificial Cables			50 Sets		Option for Rosenberger Cables Only
QFE	Filter [illegible]	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, RF Sacrificial 240 (TNC-N) Unit 9(2) to Adaptor	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable RF, Unit (Adaptor 9(2) to Antenna/Groundplane) 400	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, RF Sacrificial 240 (TNC-N) Groundplane to Antenna	1	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]
QFE	[illegible]	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	[illegible]	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Earth RCS-N	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, (RCS-N to RCS-D)	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	Antenna	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, RF (GPS Antenna to RCS-N)	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	[illegible]	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Earth RCS-D	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Data RCS-D (Fill)	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	[illegible]	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Earth RCS-Z	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Data (RCS-Z to RCS-N)	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
DSC&AO	EECM
QFE	[illegible]	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Earth (Tx3A)	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	[illegible]	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable data, Tx3A RCU extension	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	[illegible]	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Earth (Tx3A RCU)	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	[illegible]	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
QFE	[illegible]	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	Y	£	[***]
QFE	[illegible]	2	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	Y	£	[***]
AB Connectors	Cable, Power (Vehicle Power to Isolator)	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Power (Isolator to Footwell Connector)	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]
AB Connectors	Cable, Power (Footwell Conn to Tx3A)	1	Y	£	[***]	£	[***]	Y	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]	£	[***]	N	£	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PROTECT - CONTRACTS	ANNEX Z to
Contract PMT/0009

EQUALITY OF INFORMATION PRICING STATEMENT

Contract No [                   ]

1.    The Company and the Authority each confirms that the negotiations leading to the agreement as at              of price(s) as recorded at Appendix 1 to this Statement were conducted in accordance with the principles of paragraph 9 (Equality of Information) of The 1968 Profit Formula Agreement.

2.    The Company and the Authority each confirms that it is not aware of any material omission or inaccuracy in the facts and pricing assumptions provided by it, on which the price(s) are based, and which are set out or referenced in Appendix 2 to this Statement.

3.    The Company confirms that in estimating the costs on which the price(s) recorded at Appendix 1 to this Statement are based it has observed the cost accounting practices set out in the Questionnaire as to the Method of Allocation of Costs dated                except as explained in Appendix 2 to this Statement.

4.    The Authority and the Company shall each maintain in confidence the information provided to it by the other for the purpose of the negotiations mentioned in paragraph 1 above.  Information will not be disclosed to others without the written authority of the owner.  The Authority and the Company confirm that each is free to provide such information to the Review Board for Government Contracts should the need arise in pursuance of DEFCON 650 OR DEFCON 650A in respect of the contract incorporating the above price(s) and one of those Conditions.

5.    The agreement of price(s) set out in this Statement does not constitute any representation by either party to the other or oblige either party to contract with the other.  To the best of the knowledge of each of us the foregoing is correct and there have been no material changes to the information set out or referenced in Appendix 2 to this Statement between the time of price agreement and the date of signature below.

Signed	Signed

Name	Name

Position	Position

For	For the Secretary of State for Defence

(insert trading name of Company)

Date	Date

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX 1 TO EQUALITY OF INFORMATION PRICING STATEMENT DATED                  IN RESPECT OF CONTRACT NO

Prices

Item No.	Qty	Price

Price Breakdowns may be inserted for future use if agreed.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX 2 TO EQUALITY OF INFORMATION PRICING STATEMENT DATED                  IN RESPECT OF CONTRACT NO

Facts and Pricing Assumptions

For contracts worth more than £1M the Pricing Statement will record an appropriate selection of the facts and pricing assumptions which are listed at (a) and (b) below. For contracts worth between £250K and £1M the record will normally be limited to the key features of the settlement.

(a)    The following elements are as stated in the ITT and response unless annotated otherwise. (Reference of relevant correspondence should be given where appropriate):

Contract terms, including payment arrangements

Contract Schedule

Contract Specification(s)

Statement of Work

Drawing Build Standard (where it exists)

Inspection and Testing Plan

Acceptance criteria

Delivery rate and/or period(s)

Warranty period

VOP

Manufacturing programme, plant and processes

Government Furnished Equipment

Special to type tooling, test equipments, jigs & amp; etc.

(b)    Major areas of agreement should be recorded in this section for future reference:

Materials, bought out parts, sub-contracted work, inter-Unit activity.

Direct Labour (man hours and wage rates).

Basis of the estimating allowances including learner, factors and models used, including economic and currency factors.

Indirect Costs (overhead rates used).

Basis of forward load anticipated over contract period including details of related MOD programmes.

Exceptions from the currently agreed QMAC.

Exclusions.

Elements of price not priced according to NAPNOC principles.

Proprietary prices.

Elements of the price(s) established by competition or market prices.

Other Costs, special jigs, test equipment, etc.

Contingencies/Unallocated (i.e. final negotiating lump sum)

Other estimating uncertainties on both sides.

Profit Allowance (using estimated forward CP:CE ratios for the relevant unit).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PROTECT - CONTRACTS	ANNEX AA to
Contract PMT/0009

PRICE BREAKDOWN

Where a price breakdown is required, e.g. for a Contract Change, the following breakdown of the price shall be provided:

For work done directly by the Contractor:

Direct Labour costs, including grade, rate, hours/days, overheads

Materials and bought out parts

General overheads

Profit

For sub-contracts:

As much of the above detail as is reasonably available

Any other costs which contribute to the final quoted price.

Where a sub-contract is placed with a subsidiary company, no profit shall be allowable on that part of the sub-contract where profit has already been applied.  Any overheads applied to such sub-contract costs shall only be charged on the total cost before profit is applied.

AA - 1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PROTECT - CONTRACTS

LAND EQUIPMENT

de&s

PMT/0009

Supply of LPPV
Annex BB - IPR Provisions

Defence Equipment & Support

PROTECT - CONTRACTS

MINISTRY OF DEFENCE

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

LPPV IPR	PROTECT - CONTRACTS	Annex BB to

Contract PMT/0009

Light Protected Patrol Vehicle

LPPV

UOR AO1570

INTELLECTUAL PROPERTY RIGHTS & DEFFORM 315 — CONTRACT DATA REQUIREMENTS

Combat Wheels Group - Protected Mobility Team

Issue:	Version 3_B
Issue Date:	9 November 2010
Number of Pages:	13 including front cover

PMT File Reference:	PMT/04/11

THIS DOCUMENT IS THE PROPERTY OF HER BRITANNIC MAJESTY’S GOVERNMENT, and is issued for the information of such persons only as need to know its contents in the course of their official duties. Any person finding this Document should hand it to a British forces unit or to a police station for its safe return to the MINISTRY OF DEFENCE, D Def Sy, Main Building, Whitehall, LONDON SW1A 2HB, with particulars of how it was found. THE UNAUTHORIZED RETENTION OR DESTRUCTION OF THE Document MAY BE AN OFFENCE UNDER THE OFFICIAL SECRETS ACTS 1911-89. (When released to persons outside Government service, this Document is issued on a personal basis. The recipient to whom it is entrusted in confidence, within the provisions of the Official Secret Acts 1911-89, is personally responsible for its safe custody and for seeing that its contents are disclosed only to authorized persons.)

Protected Mobility Team Defence Equipment and Support Spruce 3a #1302 MoD Abbey Wood South BRISTOL BS34 8JH +44 (0)30 6793 9382

ii

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

•                  Amendments

Issue No.	Date	Incorporated by	Details of change
2.0	24/10/10	L Scott	Updated to reflect discussions
3_B	09/11/10	R Williams	Updated as discussed at meeting

iii

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INTELLECTUAL PROPERTY RIGHTS

Section 1: Design Rights and Rights to use Design Information and Repair and Maintenance Information

Application

1.                     This Annex applies to deliverable Information identified in the Contract Data Requirement (DEFFORM 315) appended to this Annex as being subject to this condition.

Definitions

2.                             For the purposes of this Annex, the following definitions apply:

2.1.                                          ‘Article’ means part or the whole of any article which the Contractor is required under the Contract to supply or in connection with which he is required under the Contract to carry out any service and any other article or part thereof to the same design as that article or any Modification of that design made in the exercise of rights granted under this Condition.

2.2.                                          ‘for the Services of the United Kingdom Government’ means anything done in relation to Articles owned or used by the Authority, under the authority of, or to the order of, a Minister of the Crown in pursuance of authority vested in the Minister by Parliament.

2.3                                           ‘Information’ means technical data relating to Articles, processes or materials whether in human readable form or in machine readable form, or in any other form (but excluding software subject to DEFCON 91 or for which the Authority is otherwise licensed).

2.4.                                        ‘Intellectual Property’ includes patents, registered designs, design rights, topography rights, copyright, database rights and other rights in Information.

2.5.                                        ‘Modification’ means a change to the build standard of an Article and the expressions ‘to Modify’ and ‘Modified’ shall be interpreted accordingly.

2.6.                                         ‘Repair and Maintenance’ means activity to maintain Articles in an operable condition including:

(a)                                             maintenance of records of defects and reliability;

(b)                                            the identification of replacements for Articles that become obsolete;

(c)                                             the preparation and application of procedures and arrangements (including safety procedures) for removing Articles from and re-installing them in an operational system, and for handling, storing, transporting, packaging and labelling Articles;

(d)                                             inspection and testing of Articles to check calibration and performance and to detect and identify faults;

(e)                                             dismantling Articles;

(f)                                               preparation and application of repair schemes;

(g)                                             reassembling Articles after repair, or incorporation of modifications, including the incorporation of replacement or new parts;

(h)                                             testing and calibrating of Articles prior to, during or after re-assembly and after reinstallation in an operational system;

(i)                                                 subject to Conditions 4.5 to 4.8 below, reworking or reconditioning of Articles.

BB - 1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.7                                             ‘Fair Terms’ has the meaning given to it in Condition 28 below.

2.8                                             ‘Purchase Price’ shall mean the price at which an article is invoiced by the supplier to the Authority or his contractor or subcontractor at any level, as the case may be, excluding freight costs and insurance, packing costs, and taxes to the extent separately invoiced.

Ownership

3.                                       All Intellectual Property generated in the performance of work under the Contract shall, subject to any rights of the Crown or any third party and to the terms of this Annex, belong to the Contractor.

Rights of Use

4.                                       Subject to the provisions of this Annex and to the rights of third parties, the Authority and any other United Kingdom Government Department shall have, during the period of the Contract and at all times thereafter, the right, anywhere in the world for the Services of the United Kingdom Government, to copy, in whole or in part, and use any Information to which this Annex applies:

Monitoring, Evaluation and Safety

4.1.            to monitor work under the Contract and to inspect, test and evaluate the delivered Information and Articles and monitor and assess the safety of the systems;

Fitting/Matching Equipment

4.2.            to define the relevant interfaces to enable Articles to interface or cooperate with other equipment and to use the resultant interfaces for the purposes of designing, developing and manufacturing such other equipment;

Associated Equipment

4.3.            to design, develop and produce trainers and simulators relating to Articles;

Jigs, Tools & Test Equipment

4.4.            to design, develop and produce jigs, tools, and test equipment relating to Articles, provided that such jigs, tools and test equipment are used only for purposes permitted under this Contract;

Manufacture

4.5.            to manufacture the Article for use by the Authority for UK government purposes including Government to Government sales but excluding export sales in competition with the Contractor.

Modification

4.6              to Modify the design of Articles, including the carrying out of design investigations, and to produce design, manufacturing, user and other documentation relating to design Modifications or to the Modified design;

In Service Support

4.7               to carry out Repair and Maintenance of Articles owned or in use by the Authority;

Operation

4.8               to operate Articles;

2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Disposal of Articles

4.9 to dismantle, scrap or otherwise destroy any Article.

Sales

5.               The Authority shall also have the right to sell, hire, lease or otherwise dispose of anything manufactured in exercise of the rights granted under Condition 4, which is either outworn or surplus stock. If the Authority sells, hires, leases or otherwise disposes of any Article, the Authority may supply relevant user handbooks and maintainer information supplied under the Contract (or copies thereof) to the recipient and permit the recipient to copy and use such information for operation and maintenance of any such Article.

Conditions of Use

6.               The rights set out in Conditions 4 and 5 of this Annex BB may be exercised by the Authority itself, any other United Kingdom Government Department or any agent acting on behalf of, or a contractor in pursuance of a contract with, the Authority or any such Department.

7.               The rights granted to the Authority, and to any other United Kingdom Government Department, under this Annex are additional to any rights under any other contract. The rights include the right to copy and to issue any Information which is subject of this Condition as necessary to prospective tenderers for the purposes of establishing their interest in tendering and of preparing tenders for anything to be done or proposed to be done pursuant to (and where permitted by) Conditions 4 or 5.

8.               Except as provided in Conditions 9, 11, and 15 below or otherwise provided in the Contract, the Contractor shall not be entitled to receive any royalty or other payment in respect of the exercise of the rights granted under Conditions 4 or 5 notwithstanding the existence of any Intellectual Property owned or controlled by the Contractor covering the Articles.

9.               The exercise of the rights under Condition 4.5 above will be subject to a royalty as set out in Condition 10 below and only in the event that the Contractor is unwilling or unable to perform a contract on Fair Terms for the manufacture of Articles.

10.       The royalties due under 9 above shall be 0% in the event that the Contractor is ‘unwilling’ and [7.5% x  Purchase Price x (Y/X+Y)] in the event that the Contractor is ‘unable’, where X=amount of MOD development funding and Y=amount of development funding excluding MOD funding. The Purchase Price shall be reduced by an amount equal to the invoiced selling price (excluding freight costs and insurance, packing costs, and taxes to the extent separately invoiced) of any component thereof supplied by the Contractor.

11.         The payment of royalties shall be limited to a period of 15 years from the date of delivery of Item 1 of the Schedule of Requirements.  Thereafter, the Authority’s rights of use under Condition 4.5 above shall be free of charge.

12.         Subject to Condition 13, the rights under Condition 4.6 shall only be exercised if:

12.3.                             the Contractor is unwilling to accept or unable to perform a contract on Fair Terms for the Modifications required; or

12.4.                             the Modifications are required to enable the Articles to interface with equipment supplied by a third party.

13.         Notwithstanding Condition 12 above, the Authority shall be entitled at any time to Modify the design of the Article or any component parts thereof which are deployed or in preparation for imminent deployment.

14.         Where the rights under either of Conditions 12 or 13 above are exercised to Modify the Article, including Modifications to associated Jigs, Tools, and Test Equipment, In Service Support publications, and manufacturing process information, then unless such Modification made in the exercise of the Authority’s rights is subsequently expressly approved by the Contractor for use by the UK’s armed forces, the Contractor shall

3

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

have no liability in relation to such Modification and the Contractor is indemnified and shall continue to be indemnified against all liabilities, losses, costs damages and expenses to the extent that they relate to such Modification. Should the Contractor be willing to expressly approve such Modification then, subject to National Security and the rights of third parties, the Authority shall, upon receipt of a written request from the Contractor, ensure that the Contractor is provided with one copy of all Information delivered to the Authority in relation to any such Modification. In these circumstances, the Authority shall grant or procure for the Contractor the right to be granted a licence to use, have used and sub-license any Intellectual Property covering such Information for the purposes of manufacturing, selling and supporting any Article on fair and reasonable terms as between willing licensee and willing licensor. Where the Contractor does not expressly approve such Modification then the Authority shall, subject to National Security and the rights of third parties, grant or procure for the Contractor the right to be granted a licence to use, have used and sub-license any Intellectual Property covering such Information solely for the purposes of performing its obligations under this Contract.

15.         Subject to the rights of the Crown arising otherwise than under this Annex, and provided that the Contractor has met in a timely manner any obligations included in the Contract to inform the Authority of the existence of any relevant United Kingdom patent or registered design, the Contractor shall be entitled to claim payment under the provisions of Sections 55-59 of the Patents Act 1977 or the First Schedule to the Registered Designs Act 1949 in respect of any patented invention or registered design owned or controlled by the Contractor and used in the exercise of the rights granted under Conditions 4 and 5. The terms to be agreed or settled for the use of any such patented invention or registered design shall not include payment of compensation under Section 57A of the Patents Act 1977 or paragraph 2A of the First Schedule to the Registered Designs Act 1949 in respect of any invention or design covering the Articles, or described in any Information, that is deliverable under the Contract and is subject to this Annex.

16.         Nothing in Conditions 8 to 15 of this Annex BB shall affect the rights of the Contractor in or grant to the Authority or any other United Kingdom Government Department any rights in, any Intellectual Property not covering the Articles.

Liability

17.         In the event that Information to which this Annex applies is used by or for the Authority otherwise than for the purpose for which the Information was supplied, the Contractor shall have no liability whatsoever for any direct or indirect consequences, including losses, damages or injuries caused to the Authority or any third party, arising from its use.

Release of Information and Confidentiality

18.         The Authority shall ensure that Information released under this Annex to any third party is limited to that necessary for the task on which the third party is engaged.

19.         All Information which is provided to the Authority subject to this Annex is disclosed in confidence and shall only be copied, disclosed and used in accordance with the provisions of this Annex. The Authority shall ensure that all disclosures of Information to any third party shall be under express conditions of confidentiality between the Authority and the third party, and shall procure at the request of the Contractor, a direct confidentiality agreement in the form of DEFFORM 94.

Clarification of Information

20.         At the request of the Authority, or any other United Kingdom Government Department, at any time during the period for which the Contractor is required by this or any subsequent contract to retain the Information the Contractor shall subject to the availability of resources and within the United Kingdom, provide assistance to the Authority, the other Department or their agents or contractors in exercising the rights granted under this Annex. Such assistance shall be limited to that required for a third party of similar skill to the Contractor in the relevant area of technology to interpret any Information supplied under the terms of this Annex. The Contractor shall be entitled to payment by the Authority or other United Kingdom Government Department on fair and reasonable terms for such assistance provided.

4

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Marking

21.         Any Information supplied subject to this Annex may be marked by the Contractor with a copyright and/or other restrictive legend provided that the legend acknowledges the Authority’s rights under this Annex. Any such marking shall be perpetuated in any copies of the Information made by the Authority or any other United Kingdom Government Department or its agents or contractors.

Maintenance of Control Copy

22.         During the period of the Contract and thereafter for not less than two years, or such other period as may be specified in the Contract:

22.1.               the Contractor shall maintain at least one copy (hereinafter called the ‘Control Copy’) of all deliverable Information to which this Annex applies;

22.2.               the Control Copy shall be maintained in media and formats agreed to by the Authority, and it shall not be altered by the Contractor in any way which changes the build standard except as authorised in writing by the Authority. The Control Copy shall be deemed to be the property of the Authority and clearly marked as such, and the Authority may take possession of it notwithstanding any administration, receivership, winding-up or liquidation of the Contractor or any transfer of its assets to any third party; and

22.3.               copies of Information held on the Control Copy shall be supplied as required from time to time by the Authority at the Authority’s expense.

23.                                             If the Contractor enters into another contract with the Authority regarding maintenance of the Control Copy, the Contractor’s obligation under Condition 22 shall be governed by that contract at the end of the period referred to in Condition 22. Otherwise he may destroy or amend the Control Copy as he sees fit, but before destroying the Control Copy he shall offer to supply it to the Authority and give the Authority 60 days to accept such supply.

24.                                             Nothing in Condition 22 above shall affect the ownership of, or user rights in, any Intellectual Property.

Interpretation

25.                                             The paragraph headings in this Annex are for convenience only and shall not affect the interpretation of the Annex.

26.                                             This Annex shall constitute an agreement to the contrary for the purposes of Section 48(5) of the Copyright, Designs, and Patents Act 1988.

Recording of Royalties

27.                                 The Authority shall keep proper records and books of account relating to all matters in respect of which a royalty is payable under this Annex BB.  At the Contractor’s request (no more than once in any 6 month period), the Authority shall report to the Contractor in respect of all royalties payable under this Contract since the previous such report, providing a calculation of such royalties and a written explanation of how the royalties have been calculated.  The Authority shall provide such further information as the Contractor reasonably requests in respect of such royalties and their calculation.  The Contractor shall be responsible for issuing to the Authority an invoice in respect of all outstanding royalties, together with supporting documentation evidencing how the invoiced amount has been calculated, which may be based on information provided by the Authority to the Contractor, and the Authority shall within 30 days of the date of such invoice and supporting evidence from the Contractor pay to the Contractor all outstanding royalties.

5

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28.                                          An offer will be considered to have been made on Fair Terms if it is made on the same pricing basis as clause 4.1(b) of this Contract (i.e. the elements of allowable direct costs, margins, fees etc.) (the “Pricing Elements”) are in the same proportions as the pricing for the relevant item in the Contract (whether Articles, parts of Articles or Modifications), notwithstanding that (i) the prices themselves; and/or (ii) the proportions within each Pricing Element may vary.  If an offer has not been made on the same pricing basis, the Authority shall give due consideration the following factors in assessing whether the Contractor has made an offer on Fair Terms:

a.                    Price.  The price will be considered to be on Fair Terms if it is consistent with the pricing approach used in clause 4.1(b) of this Contract (suitably adjusted for future economic conditions at the time when the offer is made).

b.                   Offer of delivery.    An acceptable delivery timescale depends, amongst other issues, on the performance specification requested by the Authority.

c.                    Time taken to submit the offer after the ITT has been issued.  An acceptable timescale to the Authority is dependent upon the extent of the expected submission.  In general terms, should the Contractor provide a ROM proposal within around 4 weeks and a full tender within around 2 months from the date of issue of an invitation to tender, then allowing for any additional periods of time where more work is required to respond to further Authority requirements this shall be considered acceptable periods for the provision of tender responses.

For the avoidance of doubt, performance of the Articles, parts of Articles or Modifications is not judged as being a factor in assessing whether Fair Terms have been offered.

6

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LPPV IPR	PROTECT - CONTRACTS	Appendix 1 to
Annex BB to
Contract PMT/0009

Ministry of Defence

DEFFORM 315 - CONTRACT DATA REQUIREMENT

1. ITT/Contract Number	2. CDR Number	3. Data Category	4. Contract Delivery Date

PMT/0009	001	Manufacture	See Annex I

5. Equipment/Equipment Subsystem Description		6. General Description of Data Deliverable

All variants of LPPV vehicles and ancillaries, including any associated equipment, deliverable to the Authority under the Contract		Provision of Technical Design Packs for the complete LPPV vehicle in accordance with UK DID MDP (Edn 02/98)

7. Purpose for which data is required		8. Intellectual Property Rights

To allow the Authority to exercise such rights as are granted to it under this Annex BB to the Contract.		a. Applicable DEFCONs
b. Special IP Conditions

Contract Condition 5.1 and Annex BB

9. Update/Further Submission Requirements

Data to be updated in accordance with the latest build standard of the equipment.

10. Medium of Delivery		11. Number of Copies

See Annex A to Contract		See Annex A to Contract

BB1 - 1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1. ITT/Contract Number	2. CDR Number	3. Data Category	4. Contract Delivery Date

Integration
PMT/0009	002		See Annex I
Manufacture

5. Equipment/Equipment Subsystem Description		6. General Description of Data Deliverable

All variants of LPPV vehicles and ancillaries, including any associated equipment, deliverable to the Authority under the Contract		Provision of Technical Design Packs for the Integration of the LPPV vehicle in accordance with UK DID MDP (Edn 02/98)

7. Purpose for which data is required		8. Intellectual Property Rights

To allow the Authority to exercise such rights as are granted to it under this Annex BB to the Contract		a. Applicable DEFCONs
b. Special IP Conditions

Contract Condition 5.1 and Annex BB

9. Update/Further Submission Requirements

Data to be updated in accordance with the latest build standard of the equipment.

10. Medium of Delivery		11. Number of Copies

See Annex A to Contract		See Annex A to Contract

2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1. ITT/Contract Number	2. CDR Number	3. Data Category	4. Contract Delivery Date

PMT/0009	003	Operation, Repair and Maintenance	See Annex I

5. Equipment/Equipment Subsystem Description		6. General Description of Data Deliverables

All variants of LPPV vehicles and ancillaries, including any associated equipment, deliverable to the Authority under the Contract		1. Provision of AESP Technical Publications for the LPPV vehicle in accordance as defined in AvP 70 Topic 1.

2. LPPV Parts Lists including DEFCON 82 Initial Spares List; Repairables List; Complete Equipment Schedule and Special Tools & Test Equipment List

3. LPPV Operator and Maintainer Re-usable training package

4. Safety and Environmental information relating to the LPPV vehicle variants

5. Test reports relating to the LPPV vehicle variants.

7. Purpose for which data is required		8. Intellectual Property Rights

1st, 2nd, 3rd and 4th level maintenance of the equipment by or for the Services.		a. Applicable DEFCONs
b. Special IP Conditions

Operating of the equipment by or for the Services		Contract Condition 5.1 and Annex BB.

9. Update/Further Submission Requirements

Data to be updated in accordance with the latest build standard of the equipment.

10. Medium of Delivery		11. Number of Copies

3

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

See Annex A to Contract	See Annex A to Contract

4

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PROTECT - CONTRACTS	ANNEX CC to
Contract PMT/0009

Specimen Agreement for Hardware Where Percentage Levy Rates Apply

Ministry of Defence

Commercial Exploitation of Defence Equipment Developed at Government Expense

[CEL Agreement No.]*

Interpretation etc.

1.               In this Agreement the following shall have the effect with respect to interpretation:

a.           ‘the Contract(s)’ mean(s) Contract No(s)             between the Ministry and the Contractor relating to/for                                       ;

b.          ‘Contract Article’ means any article which uses the design produced under the Contract(s) and includes any sub-assemblies, components or spares thereof;

c.           ‘Government-funded tooling’ means jigs and tools, etc, provided or paid for by the Ministry and required for the production of a Contract Article;

d.          the ‘Contractor’ includes any subsidiary or associated company of the Contractor;

e.           ‘leviable transaction’ means a sale or any other transaction giving rise to levy under this Agreement;

f.             the ‘Contractor’s selling price’ means, subject to the proviso hereto, the price for which the Contractor invoices his customer but excluding the cost of such of the following elements as are applicable and can be identified to the satisfaction of the Ministry:

(1)      Freight costs and insurance.

(2)      Cost of packing not developed at UK Government expense.

(3)      The cost of ECGD servicing and other sales finance charges including interest on customer credit.

(4)      The cost of any MOD inspection.

(5)      Installation and commissioning costs where installation and commissioning form no part of the work under the development contract(s).

(6)      Agents’ fees and commission.

(7)      The price paid by the Contractor for an article or articles supplied to him by a third party for incorporation in the Contract Article, but only if such third party has a separate commercial exploitation agreement with the Ministry relating to such article or articles and has been informed by the Contractor that such article or articles are being used for a leviable transaction.

(8)      Value Added Tax where applicable.

Provided that any element of profit which the contractor has included in the above items (1) - (8) shall not be so included.

g.          ‘Profit’ other than for the purposes of the proviso to sub-clause (f) of this Clause means the difference between the Contractor’s selling price and the allowable costs prescribed by

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the Ministry for the purpose of the sale in question, provided such difference is a positive sum.

Sales and Licences

2.               Should the Contractor sell any Contract Article, other than for any purpose set out in Clauses 5 and 6 hereof, the Contractor shall pay to the Ministry:

a.           a levy for the use of the design to be calculated at           per cent of the Contractor’s selling price [except that the percentage rate of levy may be revised at the end of the development contract if the Contractor or the Ministry can demonstrate that the design relied more, or less, on private venture research and development than was assumed in agreeing the levy rate]*.

b.          a levy of 2.5 per cent of the Contractor’s selling price for the use of Government-funded tooling except that the rate of 2.5 per cent shall be reduced appropriately where a substantial part of jigs and tools etc used in connection with a sale or other transaction has not been provided or paid for by the Ministry:

except that, unless otherwise agreed by the Ministry, levy on individual sales above £[***] in value (for which purpose contemporaneous sales of the same equipment to the same customer will count as one sale) will be payable on an appropriate profit-sharing basis to be agreed between the Contractor and the Ministry before the contract of sale is entered into. The threshold of £[***] may be increased from time to time by the Ministry, in relation to future sales, to take account of inflation.

3.               Should the Contractor grant a licence to manufacture Contract Articles, the Contractor shall pay to the Ministry a levy calculated at 33.3 per cent of the gross receipts of the Contractor in money by way of royalties, licence fees or otherwise in respect thereof:

Provided that:

a.           where the consideration consists wholly or in part of some benefit other than money the levy shall, in lieu of or in addition to such payments (as the case may be), consist of or include a sum representing 33.3 per cent of what may reasonably be regarded as the value of the said benefit; and

b.          the Contractor shall not grant any licence for which there is no consideration, or only nominal consideration, without first agreeing with the Ministry what levy if any should reasonably be paid to the Ministry in respect of such licence; and

c.           where the licensee pays for parts supplied in addition to paying his licence fee for manufacturing Contract Articles, levy on such parts shall be due in accordance with Clause 2 above in addition to the rate due under this clause. The receipts by the Contractor in respect of such parts shall not be regarded as receipts in respect of the licence on which the levy of 33.3 per cent is charged.

4.               Payment of levy is deemed to include payment for the use of any industrial property rights owned by the Ministry in connection with a sale or other transaction giving rise to levy under this Agreement.

5.               No levy shall be payable in respect of:

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a.           purchases by the Ministry;

b.          sales to another UK Government Contractor or sub-contractor when the Contract Articles concerned can be clearly identified as being supplied to meet the requirements of the Ministry;

c.           substantial individual equipments not developed at UK Government expense.

6.               In the case of sales to the Government of Australia, whether directly or under a sub-contract, of Contract Articles which are Guided Weapons or other items which have been developed with the aid of the Joint Project facilities at the Weapons Research Establishment, Woomera, and of spares for elements of such systems, the levy shall be restricted to a charge for the use of Government-funded tooling in accordance with Clause 2(b).

Sales of or Licensing of Spares or Parts

7.               The sale of or licence to manufacture spares or parts of Contract Articles shall attract levy in accordance with this Agreement unless the Ministry agrees that an allowance may be made for any elements of the design of any such spare or part that were not developed at UK Government expense or a reduced rate of levy shall apply on all such spares and parts where there are practical difficulties in distinguishing between those which attract the full rate of levy, those which attract a reduced rate of levy and those on which no levy is due.

Derivatives

8.               Should the Contractor sell, refurnish, recondition, maintain, lend, hire, or grant a licence to manufacture any articles in any further stage of development or articles based on the design of, or using design features of, or being a scaled version of, the Contract Article, levy calculated in accordance with this Agreement shall be due to the Ministry only to such extent as shall be reasonable in the circumstances. Subject to this the provisions of this Agreement shall apply.

Refurbishing or Reconditioning

9.               Should the Contractor for resale or otherwise refurbish or recondition any Contract Articles (except at no charge to the customer under defects liability obligations) the Contractor shall pay to the Ministry a levy consisting of:

a.           a sum calculated in accordance with this Agreement on the selling price of any new sub-assemblies, components and spare parts embodied in the reconditioned or refurbished Contract Articles; and

b.          a sum for any use of Government-funded tooling (other than any used only in the manufacture of the said new sub-assemblies, components and spare parts) calculated as in Clause 2(b) on the Contractor’s selling price of the said reconditioned or refurbished Contract Articles after deduction of the selling price of any new sub-assemblies, components and spare parts embodied in the reconditioned or refurbished Contract Articles.

Maintenance Agreements

10.         Where an agreement for the maintenance of Contract Articles between the Contractor and another party for a fee includes the provision of parts and spares of such Contract Articles not separately invoiced, a levy calculated in accordance with this Agreement will be due on that proportion of the maintenance fee which represents a reasonable estimate for the provision of such parts and spares.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Loan or Hire of Contract Articles

11.         Should the Contractor enter into any Agreement for lending any Contract Articles or for otherwise making such Articles available to a third party except by way of sale, the Contractor shall pay to the Ministry a levy calculated as specified under Clause 2 hereof of the gross receipts of the Contractor.

Provided that:

a.           where the consideration consists wholly or in part of some benefit other than money the levy shall, in lieu of or in addition to such payment (as the case may be), consist of or include a sum calculated in accordance with Clause 2 hereof and based on what may be reasonably regarded as the value of the said benefit; and

b.          the Contractor shall not enter into any Agreement (as set out in this clause) for which there is no consideration, or only nominal consideration, unless the Ministry has agreed what levy, if any, should reasonably be paid to the Ministry in respect of such Agreement.

12.         Unless the Contract Article is subsequently sold, no levy shall be due where the Contractor makes a Contract Article solely for his own research or development purposes or for his own demonstration or sales promotion purposes, except in respect of use of Government-funded tooling. Contract Articles made and used by the Contractor for any other purpose shall attract levy at normal rates in accordance with Clause 2.

Abatement of Levy

13.         Where, in the circumstances of an individual sale, the Contractor considers that the effect upon his selling price of inclusion of levy rates calculated in accordance with Clause 2 would be such as to prejudice his chances of completing the sale, or would result in an unreasonably low profit, it shall be open to the Contractor before the sale contract is entered into to seek the approval of the Ministry to an abatement scheme in accordance with the provisions of Clauses 14 and 15 herein. Provided that the Contractor’s cost accounting system is adequate in the opinion of the Ministry to provide the statements of allowable costs necessary to implement the scheme such approval will not be unreasonably withheld.

14.         The abatement scheme shall generally determine levy on the basis of outturn profitability of the sale in question expressed as a percentage on the allowable costs as prescribed for this purpose by the Ministry and shall apply as follows:

a.           where Government-funded tooling is used, the first half percent of profit on cost shall be payable to the Ministry;

b.          the next 5% of profit on cost (or the initial 5% where sub-clause 14(a) does not apply) shall be retained by the Contractor;

c.           the remaining profit, without upper limit, shall be shared between the Ministry and the Contractor in the ratio of 1:1 until a total profit of 25% on cost has been reached, and thereafter in the ratio of X:1.

Note: X should be one-fifth of the total normal unabated levy rates, but never less than 1).

15.         Once a request to apply the abatement scheme has been approved by the Ministry it shall not thereafter be revoked by either party for the sale in question. The Contractor shall provide on request and in a specified form a certified statement of costs and profitability and such facilities as

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may be necessary for the Ministry, if it so desires, to verify the statements. Where the value of the sale is less than £[***] any abatement of levy may at the discretion of the Ministry, be settled (before the sale contract entered into is concluded) on the basis of the expected outturn profitability provided the request for abatement is supported by adequate evidence and reasonable notice is given to the Ministry.

Notification of Leviable Transactions

16.         The Contractor shall notify details including, where appropriate, the expected value of the sale, to the Ministry acquisition team named in the Contract quoting the number of the Contract/CEL Agreement No.:

a.           in respect of a sale of any Contract Articles or of a development or derivation thereof:

(1)      as soon as it becomes apparent that a sale (or contemporaneous sales of the same equipment to the same customer) above £[***] in value (or such higher value as may be notified by the Ministry from time to time) may arise;

(2)      immediately a first sale of lesser value is entered into;

b.          immediately any negotiations for the grant of a licence for the manufacture of any Contract Articles, or of a development or derivation thereof, is entered into (the Ministry reserves the right in this connection to be supplied with a copy of the terms of the licence agreement); or

c.           in respect of any leviable transaction other than a sale or licence relating to any Contract Articles, or to a development or derivation thereof:

(1)      immediately the transaction is entered into where the rate of levy is laid down in this Agreement;

(2)      immediately negotiations are entered into where the appropriate rate of levy has not been agreed;

d.          when any proposed extension or alteration to the transactions set out in (a) (1), (b) or (c) (2) is considered.

Cancelled Orders

17.         Where a sale is cancelled after some work in aid of the sale involving the use of Government-funded tooling has been undertaken, a levy shall be due in respect of such use calculated on a fair and reasonable basis. Where the Contractor has received any payments, whether from his customer or otherwise which he is entitled to retain, in respect of work done or in hand, or in respect of any claim arising out of the cancellation, levy shall also be due on a fair and reasonable basis having regard to the reasonable costs and claims which the Contractor may have to meet therefrom, The Contractor shall notify any such cancellation to the Ministry acquisition team named in the Contract and shall provide such information as may reasonably be required for the determination of the levies payable under this Clause. Should any Contract Article (or article falling under Clause 8) manufactured or in course of manufacture prior to cancellation subsequently be re-sold levy will again be due on the normal basis.

18.         The liability of the Contractor to the Ministry for any sum due under this Agreement shall accrue:

a.            in respect of sales, on the date of delivery ex-Contractor’s works or, where the sale contract so prescribes, upon shipment;

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b.           in respect of cancelled sales, six months after the date of cancellation or such longer period as may be agreed;

c.            in the case of licences, and in any other case in which levy is based on gross receipts by the Contractor in respect of an agreement relating to Contract Articles, on the date of receipt by the Contractor of each payment;

d.           in respect of the use of Government-funded tooling where no other liability for levy arises, upon completion of the work in question, except that if the work takes longer than a year interim payments of levy will accrue as deliveries take place. In the event of cancellation of the sale liability will accrue six months thereafter;

e.           in respect of any Variation of Price settlements on receipt of payment by the Contractor.

Payment of levy shall be in accordance with the Accounting provisions at Clauses 21-24 below.

19.         Where an abatement scheme has been approved in accordance with Clauses 13-15 the Contractor shall be liable for interim payment of levy in accordance with the provisions of Clause 18 at one half the appropriate unabated levy rate unless the Ministry agrees otherwise. A final adjustment to or from the Ministry shall be made as soon as it is practicable after completion of the sale. The Ministry reserves the right to review and alter interim rates of levy from time to time and agrees to carry out such a review upon request by the Contractor.

20.         Should the Contractor fail to provide statements under Clause 22 within a reasonable time the Ministry reserves the right to assess the levy payable and to recover the same.

Accounting

21.         The Contractor shall supply to FMSSC, Receipts, Group 4, Rm 716, Mersey House, Drury Lane, Liverpool L2 7PX, two copies of a statement (see clause 22) at         intervals commencing with first sale or licensing arrangements (see Clause 16).

22.         The statement shall contain information concerning every sale, licence or other transaction in respect of which levy accruing during the period to which the statement relates is payable, and in particular shall specify:

a.           the nature of the transaction (making clear under which of the Clauses 2-12 hereof it falls) and the date thereof and the name and address of the other party or parties thereto:

b.          in the case of a sale, the quantity and type of equipment sold, the selling price, and in any other case, the gross receipts in money in respect thereof and the nature and value of any consideration other than money;

c.           any other matters relevant to determining the levy payable;

d.          the sum (to the nearest pound) computer to be payable by the Contractor to the Ministry in respect of each transactions (including a provisional sum in any case in which the sum depends upon a reasonable figure yet to be agreed with the Ministry).

23.         The statement shall be provided not later than two months after the close of the period to which it relates once a first sale or licensing has been agreed and ‘nil’ statements shall thereafter be provided whenever appropriate. Where there are NIL returns over a number of years and no evident prospect of a future leviable activity or receipt the contractor should approach the Ministry acquisition team commercial officer regarding future reporting and future CEL arrangements.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

24.         Each statement shall be accompanied by a payment covering the accrued levy calculated by the Contractor to be due and set out in the statement (plus VAT where applicable). Invoices in respect of any other accrued levy will be issued to the Contractor by FMSSC, HEO Payments F, Ministry of Defence. Payments (including VAT where applicable) shall be made to the Secretary of State for Defence at the address to which statements are to be supplied, or at the address stated on the invoice, as appropriate.

25.         Two copies of an annual certificate that the sums reported on the statements are correct and complete and in accordance with the Contractor’s books of account and records or that no sales have been made or licences granted or other leviable transactions entered into, shall be obtained by the Contractor from his Auditors and shall be forwarded to the FMSSC, HEO Payments F not later than six months after the end of the Contractor’s financial year.

26.         For the purpose of verifying the statements the Contractor shall maintain proper books of account and records at his premises and shall make them available for inspection at all reasonable times by the representatives of the Ministry and of the National Audit Office.

Recovery of Sums Due

27.         Whenever under this Agreement any sum of money shall be recoverable from or payable by the Contractor, the same may be deducted from any sum then due, or which at any time thereafter may become due, to the Contractor under any contract with the Ministry or with any Department or Office of Her Majesty’s Government.

Arbitration etc

28.         This Agreement shall be considered as an agreement made in England** and subject to English Law**.

29.         All disputes, differences or questions between the parties to this Agreement with respect to any matter arising out of or relating to this Agreement shall be referred to the arbitration of two persons (one to be appointed by the Ministry and one by the Contractor) or their Umpire, in accordance with the provisions of the Arbitration Act 1996.**

(** Amend as necessary should Scots Law apply - the revision should be modelled on DEFCONs 529A and 530A, omitting from the latter references to other conditions and matters on which MOD’s decision is final.)

30.         Nothing in this Agreement shall be construed as relieving the Contractor from responsibility for:

a.               obtaining the necessary export licence as applicable to any overseas sale;

b.              obtaining any necessary release from security restrictions in force for the Contract Articles.

31.         Contractors are advised to consult the Defence Export Services Organisation, St Georges Court, 2-12 Bloomsbury Way, London WC1A 2SH, on a case by case basis before making offers to sell Contract Articles overseas.

Signed:	Signed:
(MOD Commercial)	(Contractor)

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Date:	Date

* Delete words in parentheses as appropriate

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PROTECT - CONTRACTS	ANNEX DD to
Contract PMT/0009

GOVERNMENT FURNISHED EQUIPMENT

In accordance with Contract Clause 6.1, the Authority shall provide the following Government Furnished Equipment to the Contractor, on the dates below.

Days specified are working days.

DESCRIPTION	QUANTITY	LOCATION	DELIVERY START DATE	DELIVERY FINISH DATE	LOAN TYPE	PMT Response
GENERAL INFORMATION REQUIREMENTS (GFI)
SRD (latest v5.6) and SRD Referenced Documents	1	FPE	<CA>		Permanent	Complete
SR 049? Gap Crossing	1	Ricardo/FPE	<CA>		Permanent	Not able to supply as the system is under UOR development. Availability TBD

BALLISTIC REQUIREMENTS
RPG Weapons and ammo (as described in SR Annex 6 Survivability secret supporting data.doc)	RPG Launcher + non-detonating munitions to support trial	dstl	<CA> + 10 weeks		loan to Apr. 12	Not able to supply

VEHICLE REQUIREMENTS
Government Furnished Equipment (GFE)
SR408 Boiling vessel + cable & interface socket (or MoD to define cable and interface socket to procure)	200+1	Ricardo DSG	Qty 1 on 5/12/10	2/8/2011	Qty 1 loan to Apr. 12	Boiling Vessel CA + 20 days.
			Qty 40 - 2/4/11, then 40		Qty 200 Permanent	Excludes cable as currently out

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DESCRIPTION	QUANTITY	LOCATION	DELIVERY START DATE	DELIVERY FINISH DATE	LOAN TYPE	PMT Response
			per month			of stock. Date TBD
SR410 Swing Arm	226+4 (2 per PV)	Ricardo DSG	Qty 4 on 5/12/10 Qty 46 - 2/4/2011, then 45 per month	2/8/2011	Qty 4 loan to Apr.12 Qty 226 Permanent	Qty 2 CA + 20 days. Additional 2 dates TBD. 5/5/11 for 1st 46 then 45 per month

SR414 Boomerang + Boomerang ICD (FFBNW)	1	Ricardo	Qty 1 on 5/12/10		Qty 1 loan to Apr.12	Date TBD.
Towing Pintle	400+2	Ricardo	Qty 2 on 5/12/10 Qty 80 - 2/4/2011, then 80 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 400 Permanent	PP5 fitted with 1 towing pintol. 2 off CA + 20 days
SR 039 Sand ladders (Pair)	1	Ricardo	Qty 1 on 5/1/11		Qty 1 loan to Apr.12	Currently unavailable overdue from trade. Date TBD

Government Furnished Personnel & Equipment (GFP/E)
Complete Load List items (PV)	1	Ricardo	<CA> + 20		Qty 1 loan to	CES items 02, 03, 04, 05, 09, 10,

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DESCRIPTION	QUANTITY	LOCATION	DELIVERY START DATE	DELIVERY FINISH DATE	LOAN TYPE	PMT Response
			days		Apr.12

0, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 22, 23, 29, 30, 31, 32 CA+20

Ammunition, Weapons, sights, Lucie goggles will prove difficult to supply which is why weights and dims have been provided. Dates and availability of remaining items TBD.

CES 07,24,25,26,27,28 require FPE technical input before delivery dates can be understood.

Complete Load List items (FSV)	1	Ricardo	<CA> + 20 days		Qty 1 loan to Apr.12	As above.

E2A REQUIREMENTS
Government Furnished Information (GFI)
Bowman (Specification and ICDs)	1	Thales	Qty 1 <CA> + 20 days		Qty 1 loan to Apr.12

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DESCRIPTION	QUANTITY	LOCATION	DELIVERY START DATE	DELIVERY FINISH DATE	LOAN TYPE	PMT Response
Tacsat (Specification and ICDs)	1	Thales	Qty 1 <CA> + 20 days		Qty 1 loan to Apr.12
ECM (Specification and ICDs)	1	Thales	Qty 1 <CA> + 20 days		Qty 1 loan to Apr.12	TBD. Noting some elements are under development.
EECM (Specification and ICDs)	1	Thales	Qty 1 <CA> + 20 days		Qty 1 loan to Apr.12	TBD
Shot Detection (Specification and ICDs)	1	Thales	Qty 1 <CA> + 20 days		Qty 1 loan to Apr.12	TBD Noting some elements are under development.

Government Furnished Equipment (GFE)
Large Box 1 (ECM) — Space Model	1	Thales			Qty 1 loan to Apr.12	Thales holding Inhibition sets at Swansea and should identify delta deficiencies as previously requested
Plate, Universal Mounting	1200+6	Thales DSG	Qty 240 - 2/4/2011, then 240 per month	2/8/2011	Qty 6 loan to Apr.12 Qty 1200 Permanent
Fittings kit	1200+6	Thales DSG	Qty 240 - 2/4/2011, then 240 per month	2/8/2011	Qty 6 loan to Apr.12 Qty 1200

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DESCRIPTION	QUANTITY	LOCATION	DELIVERY START DATE	DELIVERY FINISH DATE	LOAN TYPE	PMT Response
					Permanent
Filter Box 1 (ECM)	1	Thales			Qty 1 loan to Apr.12
Large Box 2 (ECM) – Space Model	1	Thales			Qty 1 loan to Apr.12
Filter, Large Box 2 (ECM)	1	Thales			Qty 1 loan to Apr.12
Large Box 3 (ECM) – Space Model	1	Thales			Qty 1 loan to Apr.12
Antenna base for Large Box 3 (ECM)	1	Thales			Qty 1 loan to Apr.12
Filter, Large Box 3 (ECM)	1	Thales			Qty 1 loan to Apr.12
TNAJK (Large Box 4) – Space Model	1	Thales			Qty 1 loan to Apr.12
Filter, AJK	1	Thales			Qty 1 loan to Apr.12
Antenna base, AJK	1	Thales			Qty 1 loan to Apr.12
Small Box 1 (ECM)	1	Thales			Qty 1 loan to Apr.12
Antenna Base, Small Box 1 (ECM)	1	Thales			Qty 1 loan to Apr.12
Filter, Small Box 1 (ECM)	1	Thales			Qty 1 loan to Apr.12
Small Box 2 (ECM)	1	Thales			Qty 1 loan to Apr.12

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DESCRIPTION	QUANTITY	LOCATION	DELIVERY START DATE	DELIVERY FINISH DATE	LOAN TYPE	PMT Response
Filter, Small Box 2 (ECM)	1	Thales			Qty 1 loan to Apr.12
RCS-N	200+1	Thales DSG	Qty 40 - 2/4/2011, then 40 per month	2/8/2011	Qty 1 loan to Apr.12 Qty 200 Permanent
Antenna, GPS	200+1	Thales DSG	Qty 40 - 2/4/2011, then 40 per month	2/8/2011	Qty 1 loan to Apr.12 Qty 200 Permanent
RCS-D	200+1	Thales DSG	Qty 40 - 2/4/2011, then 40 per month	2/8/2011	Qty 1 loan to Apr.12 Qty 200 Permanent
RCS-Z	200+1	Thales DSG	Qty 40 - 2/4/2011, then 40 per month	2/8/2011	Qty 1 loan to Apr.12 Qty 200 Permanent
Tx3A	1	Thales			Qty 1 loan to Apr.12
Cable (Tx3A to Tx3A RCU) Thales believe this IS GFE. Drawing from Ben Onslow identifies this as a GFE cable	200+1	Thales DSG	Qty 40 - 2/4/2011, then 40 per month	2/8/2011	Qty 1 loan to Apr.12 Qty 200 Permanent
Tx3A RCU (includes flying lead cable)	200+1	Thales DSG	Qty 40 - 2/4/2011, then 40 per month	2/8/2011	Qty 1 loan to Apr.12 Qty 200

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DESCRIPTION	QUANTITY	LOCATION	DELIVERY START DATE	DELIVERY FINISH DATE	LOAN TYPE	PMT Response
Permanent
Tx3A Antenna	400+2	Thales DSG	Qty 80 - 2/4/2011, then 80 per month	2/8/2011	Qty 1 loan to Apr.12 Qty 200 Permanent
RF Splitter	200+1	Thales DSG	Qty 40 - 2/4/2011, then 40 per month	2/8/2011	Qty 1 loan to Apr.12 Qty 200 Permanent
Single Radio Mount	200+2	Ricardo Thales DSG	Qty 2 <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent	FPE
SRM specific Battery charging cable EBS-002660	200+2	Ricardo Thales DSG	Qty 2 <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent
Battery box-Container for 2 HF primary or secondary batteries EBS-000160	200+2	Ricardo Thales DSG	Qty 2 <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent
28V DC to 12V DC adapter and battery charger with cable for PUDT EBS-000288	200+2	Ricardo Thales DSG	Qty 2 <CA> + 20 days Qty 40 - 2/5/2011, then	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DESCRIPTION	QUANTITY	LOCATION	DELIVERY START DATE	DELIVERY FINISH DATE	LOAN TYPE	PMT Response
40 per month
PWR-034 Battery Recharge cable for NiCad Batteries GD400284-0045-00	200+2	Ricardo Thales DSG	Qty 2 <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent
VIDS-193/LS Interface cable LMDT to network GD400243-0150-00	200+2	Ricardo Thales DSG	Qty 2 <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent
Mounting tray for Type 2/3 HF Radio	200+2	Thales DSG	Qty <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent
DCCU Mounting tray	200+2	Thales DSG	Qty 2 <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent
AAC Mounting Tray	200+2	Thales DSG	Qty 2 <CA> + 20 days Qty 40 - 2/452011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent
AAC Shield	200+2	Thales DSG	Qty 2 <CA> + 20 days	2/8/2011	Qty 2 loan to Apr.12

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DESCRIPTION	QUANTITY	LOCATION	DELIVERY START DATE	DELIVERY FINISH DATE	LOAN TYPE	PMT Response
			Qty 40 - 2/5/2011, then 40 per month		Qty 200 Permanent
Power Distribution Unit 6-port PDU-B	200+2	Thales DSG	Qty 2 <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent
4-channel DC Charging Unit	200+2	Thales DSG	Qty 2 <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent
KVMS Battery Holder EBS-000358	600+6	Thales DSG	Qty 6 <CA> + 20 days Qty 120 - 2/5/2011, then 120 per month	2/8/2011	Qty 6 loan to Apr.12 Qty 600 Permanent
LM Data Terminal	200+2	Thales DSG	Qty 2 <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent
Mount Data Terminal NSN: 6130-99-488-7295	200+2	Thales DSG	Qty 2 <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DESCRIPTION	QUANTITY	LOCATION	DELIVERY START DATE	DELIVERY FINISH DATE	LOAN TYPE	PMT Response
Cable, Power (HF Bty to DT) NSN: 5995-99-666-6195	200+2	Thales DSG	Qty 2 <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent
Bowman VHF VMM (PRC357)	2	Thales	<CA> + 10 days		Qty 2 loan to Apr.12	Not able to supply
In line VHF Band Pass Filter	200+2	Thales DSG	Qty 2 <CA> + 10 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent
Lower Whip Section - Monopole	2	Thales	<CA> + 10 days		Qty 2 loan to Apr.12
Top Whip Section - Monopole	2	Thales	<CA> + 10 days		Qty 2 loan to Apr.12
Antenna Base, VHF	200+2	Thales DSG	Qty 2 <CA> + 10 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent
Bowman HF HMM (PRC327)	2	Thales	<CA> + 20 days		Qty 2 loan to Apr.12	Not able to supply
Bowman HF AAC	200+2	Thales DSG	Qty 2 <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DESCRIPTION	QUANTITY	LOCATION	DELIVERY START DATE	DELIVERY FINISH DATE	LOAN TYPE	PMT Response
HF LP Filter	200+2	Thales DSG	Qty 2 <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent
Lower Whip Section - HF	2	Thales	<CA> + 20 days		Qty 2 loan to Apr.12
Middle Whip Section - HF	4	Thales	<CA> + 20 days		Qty 4 loan to Apr.12
Upper Whip Section - HF	2	Thales	<CA> + 20 days		Qty 2 loan to Apr.12
Mount Antenna, HF	200+2	Thales DSG	Qty 2 <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent
Tacsat (PRC17F)	2	Thales	<CA> + 20 days		Qty 2 loan to Apr.12	Not able to supply
Mounting Tray, Tacsat	200+2	Thales DSG	Qty 2 <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent
Tacsat Bty Eliminator	200+2	Thales DSG	Qty 2 <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DESCRIPTION	QUANTITY	LOCATION	DELIVERY START DATE	DELIVERY FINISH DATE	LOAN TYPE	PMT Response
Speaker inc bracket	200+2	Thales DSG	Qty 2 <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent
Antenna, Dual (Tacsat x-Wing)	200+2	Thales DSG	Qty 2 <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent
Mounting Plate, Antenna	200+2	Thales DSG	Qty 2 <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent
Radio Selector Box	800+8	Thales DSG	Qty 8 <CA> + 20 days Qty 160 - 2/5/2011, then 160 per month	2/8/2011	Qty 8 loan to Apr.12 Qty 800 Permanent
Headset	8	Thales	<CA> + 20 days		Qty 8 loan to Apr.12
EBS-000610-01 Unit - Pressel Pressel switch with cable	8	Thales	<CA> + 20 days		Qty 8 loan to Apr.12
Cable, Bailout	800+8	Thales DSG	Qty 8 <CA> + 20 days	2/8/2011	Qty 8 loan to Apr.12

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DESCRIPTION	QUANTITY	LOCATION	DELIVERY START DATE	DELIVERY FINISH DATE	LOAN TYPE	PMT Response
			Qty 160 - 2/5/2011, then 160 per month		Qty 800 Permanent
Adaptor, NBC Respirator NSN: 5965-99-255-1223	1200+12	Thales DSG	Qty 12 <CA> + 20 days Qty 240 - 2/5/2011, then 240 per month	2/8/2011	Qty 12 loan to Apr.12 Qty 1200 Permanent
Vehicle loudspeaker (TBC)	200+2	Thales DSG	Qty 2 <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent
VLS Mounting Tray (TBC)	200+2	Thales DSG	Qty 2 <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 2 loan to Apr.12 Qty 200 Permanent
Antenna, GPS	200+1	Thales DSG	Qty 1 <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 1 loan to Apr.12 Qty 200 Permanent
GPS Splitter	200+1	Thales DSG	Qty 1 <CA> + 20 days Qty 40 - 2/5/2011, then 40 per month	2/8/2011	Qty 1 loan to Apr.12 Qty 200 Permanent

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DESCRIPTION	QUANTITY	LOCATION	DELIVERY START DATE	DELIVERY FINISH DATE	LOAN TYPE	PMT Response
Government Furnished Assets/Personnel (GFA/P)
Access to ITDU as required to satisfy CTEMP schedule	1	ITDU			Use of Range
Access to CSSTDU as required to satisfy CTEMP schedule	1	CSSTDU Long Valley)			Use of Range
Access to JADTEU as required to satisfy CTEMP schedule	1	JADTEU			Use of Range
Access to Millbrook as required to satisfy CTEMP schedule, RGT and RDT	1	Millbrook			Use of Range	RGT only up to the specified completion time.
Access to Porton Down to conduct Survivability test in accordance with Secret Annex	1	Porton Down			Use of Range	TBD

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PROTECT - CONTRACTS	ANNEX EE to
Contract PMT/0009

SPECIAL JIGS AND TOOLS (DEFCON 23)

It is not anticipated that any special jigs and tools will be supplied under this Contract.  If any special jigs and tools are subsequently agreed, they shall be added to this Annex EE by Contract Amendment.

EE - 1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ROTECT - CONTRACTS	ANNEX FF to
Contract PMT/0009

PROJECT ANCHOR MILESTONES

In accordance with Contract Clause 7.3, the following Anchor Milestones shall apply to this Contract.

MILESTONE	DESCRIPTION	ACCEPTANCE CRITERIA	COMPLETION DATE
1	Protection Validation - Successful demonstration to DSTL of Blast/Ballistic/Overmatch testing.	LPPV Patrol Vehicle and Fire Support Vehicle fully compliant with Dstl test and validation detailed in Secret Annex E to SRD at Annex B.	12 April 2011
2	Successful completion of LPPV Reliability Growth Trials.	In accordance with the agreed test plan at Annex LL.	14 July 2011
3	Sub System Validation — Satisfactory demonstration of all fully functioning compliant sub-systems within the LPPV Patrol Vehicle.	LPPV Patrol Vehicle fully compliant with and CTEMP*.	5 April 2012
4	Successful conclusion of LPPV User Trials.	LPPV Patrol Vehicle fully compliant with and CTEMP*.	10 January 2012

FF - 1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ROTECT - CONTRACTS	ANNEX GG to
Contract PMT/0009

Ministry of Defence

RELEVANT FORM DETAILS FOR DEFCON 522 PAYMENT CONDITION

This form must be completed and attached to each contract containing DEFCON 522.

Contract Number:  PMT/0009

Prior to the Contractor being ‘set up’ on the DECS P2P payment system, the following process shall apply:

Line Item plus further description if necessary	Relevant Form	Representative of the Authority
1-8 - Stage Payments	AG Form 210	The Project Manager, or his authorised representative
1-8 - Final Payment	AG Form 173	The Project Manager, or his authorised representative

With regard to paragraph 3 of DEFCON 522, the Contractor shall submit all claims for payment to the Bill Paying Branch using a properly completed DAB Form 10.

Subsequent to the Contractor being ‘set up’ on the DECS P2P payment system, the following process shall apply:

INSERT P2P PROCESS

GG - 1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PROTECT - CONTRACTS	ANNEX HH to
Contract PMT/0009

PAYMENT SCHEME

In accordance with Clause 8.2 of the Contract, the following Payments shall be made upon completion of the appropriate stage to the satisfaction of the Project Manager.

Version 4	Delivery schedule by month	0	0	0	0	0	0	0	5	20	10	39	44	30	38	14	200
	Cumulative	0	0	0	0	0	0	0	5	25	35	74	118	148	186	200
		0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	2.50%	12.50%	17050%	37.00%	59.00%	74.00%	93.00%	100.00%

					Contract
	Event	Module	Package	CDRL	Award	31-Dec-10	31-Jan-11	28-Feb-11	31-Mar-11	30-Apr-11	31-May-11	30-Jun-11	31-Jul-11	31-Aug-11	30-Sep-11	31-Oct-11	30-Nov-11	31-Dec-11	31-Jan-12	29-Feb-12	31-Mar-12	TOTAL
Receipts
Deliver a design pack for the TES vehicles	1			3		[***]																[***]
EMC Trials Support	2			4		[***]																[***]
Support & Test Equipment - Supply of Special Tools & Test Equipment	3			12		[***]																[***]
Supply Support - Provision of initial Spares (2 Year lot)	4			13											[***]					[***]		[***]
Supply Support - Supply of Documentation for NATO Codification	5			15		[***]			[***]						[***]							[***]
Training - Delivery of Train the Trainer Course (Operator)	6			18								[***]										[***]
Training - Supply of re-usable Training Package (Operator TTT Package)	7			19										[***]								[***]
Training - Delivery of Limited Use Enabler Training Course	8			22										[***]								[***]
Training Supply of re-useable LUET package	9			23								[***]										[***]
Technical Documentation - Supply of Army Equipment Support Publication (AESP)	10			24		[***]																[***]
Technical Documentation - Provision of Technical Documentation Management	11			25																	[***]	[***]
Provide Safety Case and Environmental Appraisal	12			32				[***]			[***]					[***]						[***]
Document stating the readiness of the TES vehicle to be trialled	13			33						[***]		[***]										[***]
Provide training, material and documentation for trials	14			34					[***]													[***]
JADTEU Transportability and Tie Down Schemes	15			37							[***]											[***]
Blast & Ballisic test reports	16			44		[***]																[***]
Blast & Ballistic Testing	17			44				[***]														[***]
RGT Testing Programme	18			47						[***]												[***]
Contractor Test, Evaluation and Acceptance Plan (CTEMP)	19			50						[***]	[***]	[***]	[***]	[***]	[***]	[***]						[***]
Warranty on completion of RDT	20			55															[***]			[***]
Warranty on vehicle delivery	21			55									[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
Early works/critical mobilisation - Programme Management	22			1	[***]	[***]																[***]
Early works/critical mobilisation - Systems Engineering	23			1	[***]	[***]																[***]
Early works/critical mobilisation - Operations	24			1	[***]																	[***]
Early works/critical mobilisation - Sub Contract management and Commercial	25			1	[***]																	[***]
Early works/critical mobilisation - Supportability	26			1	[***]	[***]																[***]
Early works/critical mobilisation - Ricardo set up costs	27			1		[***]	[***]															[***]
Early works/critical mobilisation - DSG	28			1		[***]																[***]
Early works/critical mobilisation - Thales	29			1			[***]	[***]														[***]
Early works/critical mobilisation - Qinetic	30			1		[***]		[***]	[***]													[***]
Early works/critical mobilisation - Steyr	31			1			[***]															[***]
Delivery of glass material to Laminators	32	Patrol	PRR1							[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]				[***]
Delivery of laminated POD to Formaplex	33	Patrol	PRR2								[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Delivery of machined POD to DSG	34	Patrol	PRR3								[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Delivery of other materials to DSG (including Thales E2A)	35	Patrol	PRR4								[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Delivery of Qinetic armour	36	Patrol	PRR5								[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Delivery of fitted-out POD to RSV Shoreham	37	Patrol	PRR6								[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Integration of POD into Ocelot (Vehicle complete and ready for Ashchurch)	38	Patrol	PRR7										[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
Delivery of bought-out V-Spine parts to RSV Shoreham	39	Patrol	PRR8							[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Integration of V-Spine into Ocelot (Vehicle complete and ready for Ashchurch)	40	Patrol	PRR9										[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
Delivery of engines to RSV Shoreham	41	Patrol	PRR10								[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Delivery of bought-out Power Pack parts to RSV Shoreham	42	Patrol	PRR11								[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Integration of Power Pack into Ocelot (Vehicle complete and ready for Ashchurch)	43	Patrol	PRR12										[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
Delivery of glass material to Laminators	44	Fire Support	PRR1							[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Delivery of laminated POD to Formaplex	45	Fire Support	PRR2								[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Delivery of machined POD to DSG	46	Fire Support	PRR3								[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Delivery of other materials to DSG (including Thales E2A)	47	Fire Support	PRR4								[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Delivery of Qinetic armour	48	Fire Support	PRR5								[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Delivery of fitted-out POD to RSV Shoreham	49	Fire Support	PRR6								[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Integration of POD into Ocelot (Vehicle complete and ready for Ashchurch)	50	Fire Support	PRR7										[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
Delivery of bought-out V-Spine parts to RSV Shoreham	51	Fire Support	PRR8							[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Integration of V-Spine into Ocelot (Vehicle complete and ready for Ashchurch)	52	Fire Support	PRR9										[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
Delivery of engines to RSV Shoreham	53	Fire Support	PRR10								[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Delivery of bought-out Power Pack parts to RSV Shoreham	54	Fire Support	PRR11								[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Integration of Power Pack into Ocelot (Vehicle complete and ready for Ashchurch)	55	Fire Support	PRR12										[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
Delivery of glass material to Laminators	56	Training	PRR1							[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Delivery of laminated POD to Formaplex	57	Training	PRR2								[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Delivery of machined POD to DSG	58	Training	PRR3								[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Delivery of other materials to DSG (including Thales E2A)	59	Training	PRR4								[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Delivery of Qinetic armour	60	Training	PRR5								[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Delivery of fitted-out POD to RSV Shoreham	61	Training	PRR6								[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Integration of POD into Ocelot (Vehicle complete and ready for Ashchurch)	62	Training	PRR7										[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
Delivery of bought-out V-Spine parts to RSV Shoreham	63	Training	PRR8							[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Integration of V-Spine into Ocelot (Vehicle complete and ready for Ashchurch)	64	Training	PRR9										[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
Delivery of engines to RSV Shoreham	65	Training	PRR10								[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Delivery of bought-out Power Pack parts to RSV Shoreham	66	Training	PRR11								[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Integration of Power Pack into Ocelot (Vehicle complete and ready for Ashchurch)	67	Training	PRR12										[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]

Cash retention	2%				[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Retention released on dispatch of vehicles					[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]

Total Receipts					[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
					1.45%	1.47%	2.95%	2.97%	0.17%	1.74%	1.51%	2.96%	6.39%	10.68%	12.47%	14.06%	17.91%	10.21%	4.62%	8.43%	0.02%
					1.45%	2.92%	5.87%	8.84%	9.00%	10.74%	12.25%	15.20%	21.59%	32.27%	44.74%	58.80%	76.71%	86.93%	91.55%	99.98%	100.00%

HH-1

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PROTECT - CONTRACTS	ANNEX II to
Contract PMT/0009

PROGRESS REPORTS AND MEETINGS

Progress Reports and Meetings deemed necessary under the Contract shall be detailed in this Annex II to the Contract.

1.               Meeting locations shall be hosted alternately between the Authority and its representatives and the Contractor’s locations, unless agenda items require a specific location to progress an activity e.g. trials.

2.               The Authority will provide the chairman for meetings and the Contractor shall be responsible for recording minutes/actions.

3.               The Contractor shall provide the chairman with formal minutes as a record of meetings for agreement within 10 working days of meeting being held.

LPPV Meeting Schedule

Meeting	Meeting Description	Attendees	Recurrence	Scheduled Start
3* Steering Group	Steering group to oversee LPPV project.	DE&S COO Hd CWG PMT TL PMT ATL FPE senior management	Monthly	Ongoing

Project Review

As identified within the LPPV PMT/0009 Statement of Work Annex A.
Project review meetings will cover the following areas:

• Project Technical issues
• Risk/Opportunities
• Scheduling/Planning
• Design Review
• QA
• ILS update
• Safety update

		PMT LPPV core team FPE As required DQA BATCIS, GVA, FP PT	Monthly	From contract award

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Meeting	Meeting Description	Attendees	Recurrence	Scheduled Start
Project Milestone

As identified within the LPPV PMT/0009 Statement of Work Annex A.

Meetings may be convened prior to milestones to ensure acceptance criteria is agreed, further meetings may be called to review evidence/sentencing or to progress any project issues and specific meetings will be required to formalise milestones such as design freeze etc.

		PMT LPPV Core Team FPE Thales As required DQA BATCIS, GVA, FP PT	As required	As identified within project schedule.

Requirements & Trials

As identified within the LPPV PMT/0009 Statement of Work Annex A.

Meetings may be convened for each of the following activities:

•    RGT (Pre, fortnightly sentencing, wash up)

•    RDT (Pre, fortnightly sentencing, acceptance)

•    User Trials

• Air Transport

• Driver

• Operational - User

• Operational - DOSG

•    Integration Trials

•    TEMPEST/ECM

•    Environmental Trials

•    Blast Protection Trials

•    SRD Acceptance (CAP GM)

•    DLOD Requirements Acceptance ( )

		PMT LPPV Team Millbrook FPE As required DQA BATCIS, GVA, FP PT DOSG ITDU,CSSTDU, JADEU Thales Millbrook DSTL Porton Down Fort Halstead	As required	As identified within project schedule.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Meeting	Meeting Description	Attendees	Recurrence	Scheduled Start
ILS	As identified within the LPPV PMT/0009 Statement of Work Annex A. • ILS Monthly progress meeting (Pre-working level prior to LSC) • Logistics Support Committee	PMT LPPV core team supported by SMEs as appropriate FPE	Monthly	From contract award

ILS ‘Milestones’

ILS meetings will form around the following and will require pre, working level, wash-up and acceptance meetings. Updates to be presented at project monthly meetings and Milestone meetings if activities are associated with a milestone payment.

•    Publications

•    Support Analysis

•    S&TE

•    Supply Support

•    UOR Support Solution Envelope

•    Training

		PMT LPPV team FPE BATCIS, GVA, FP PT PMT ATL, RM, As required Thales	As required	As identified within project schedule.

Safety & Environmental	As identified within the LPPV PMT/0009 Statement of Work Annex A. Safety Panel meetings to ensure compliance with MOD processes, policy and legislation (POSMS,POEMS)	PMT Core team supported by Independent Safety Advisor as appropriate FPE As required D S&E (LSSO) Thales BATCIS, GVA, FP PT	At specified intervals dependent upon the maturity of the LPPV platform (expect 8 meetings to be required)	From contract award

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Meeting	Meeting Description	Attendees	Recurrence	Scheduled Start
Safety Acceptance	Safety Committee meetings, DE&S mandated assurance requirement to oversee LPPV safety.	PMT LPPV team supported by Independent Safety advisor as appropriate FPE D S&E (LSSO) User As required	As required	As identified within project schedule.

Future LPPV	Place PDS contract and progress LPPV Tranche 2 upon allocation of EP funding.	PMT core LPPV team FPE As required Thales PTG BATCIS, GVA, FP PT D Inf ITDU,CSSTDU, JADEU Thales Millbrook DSTL • Porton Down • Fort Halstead DSG	As required	PDS activity upon contract signature. Tranche 2 upon generation of EP option

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PROTECT - CONTRACTS	ANNEX JJ to
Contract PMT/0009

CONSIGNMENT INSTRUCTIONS

Items shall be consigned to the address below in accordance with the delivery schedule at Annex I to the Contract.

ITEM	CONSIGNMENT ADDRESS	PAPERWORK
1	Joint Military Support Chain Ashchurch Base Vehicle Depot Evesham Road Ashchurch TEWKESBURY GL20 8LZ	MOD Form 650

2	Joint Military Support Chain Ashchurch Base Vehicle Depot Evesham Road Ashchurch TEWKESBURY GL20 8LZ	MOD Form 650

3	Joint Military Support Chain Ashchurch Base Vehicle Depot Evesham Road Ashchurch TEWKESBURY GL20 8LZ	MOD Form 650

4

Project Manager (as detailed at Box 2 of DEFFORM 111 Appendix to Contract); or

Joint Military Support Chain Ashchurch

Base Vehicle Depot

Evesham Road

Ashchurch

Tewkesbury

GL20 8LZ

as appropriate (see CDRL at Annex C).

Covering Letter MOD Form 650

5	Joint Military Support Chain Ashchurch Base Vehicle Depot Evesham Road Ashchurch TEWKESBURY GL20 8LZ	MOD Form 650

6	Joint Military Support Chain Ashchurch Base Vehicle Depot Evesham Road Ashchurch TEWKESBURY GL20 8LZ	MOD Form 650

JJ - 1

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ITEM	CONSIGNMENT ADDRESS	PAPERWORK
7	Joint Military Support Chain Ashchurch Base Vehicle Depot Evesham Road Ashchurch TEWKESBURY GL20 8LZ	MOD Form 650

8	Unit or Training Organisation, as appropriate (see CDRL at Annex C).

JJ - 2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PROTECT - CONTRACTS	ANNEX KK to
Contract PMT/0009

LPPV STEERING GROUP

The terms of reference of the LPPV Steering Group will form this annex once agreed between the Authority and the Contractor.

KK - 1

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ANNEX LL TO

PMT/0009

LPPV — RGT Trials Plan

Aim:

To provide the required level of confidence in the reliability of the LPPV to enter into the Reliability Demonstration Phase:

Location:	Millbrook Proving Ground. Bedford

Start date:	No later than 8 December 2010

Finish date(1):	No later than 29 April 2011

Number of vehicles:	Qty 2 Patrol variant

No of Battle Field Missions;	130

Battle Field Mission Length(2):	259 Km

Allowable Failures:	Mission(3) — Qty 7. Basic — Qty 16

Mid Trials Allowable failures	Mission — Qty 4

Incident Sentencing Committee (ISC):

ISCs will be held on a nominal 2 weekly basis at Millbrook, or as appropriate to the number or severity of failures.

Attendees:  The ISC will be chaired by PMT.  Attendees are required from FPE (or their nominated representatives), PMT, Millbrook and DSTL.

Millbrook are responsible for the production and presentation of all incident reports.  Copies of which shall be issued to all attendees prior to each ISC.  This may be by Millbrook providing online access to their database.

Sentencing Guidelines:  Can be found in LPPV Failure Definitions Document Version: 1.0 (AL1)Dated: 18/05/2010

(1)          Start and finish dates will be dependant on activities that are under the control of the testing authority. Delays due to unforeseen activity are accepted i.e. environmental conditions

(2)          The details of the LPPV BFM are contained in Millbrook Test Document LPPV BFM Phase 3 test procedure dated Sept 2010.  (Appendix A)

(3)          The definition of Mission and Basic failure is defined within LPPV Failure Definitions Document Version: 1.0 Dated: 18/05/2010. (Appendix B)

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Preliminary sentencing shall be conducted by FPE as the design Authority and reported to PMT. The ISC shall review all incidents and by mutual agreement formally sentence each incident. Where a consensus cannot be made, the final decision shall rest with PMT.

Equipment support

FPE shall be responsible for the maintenance and repair of the vehicles under test.  Any servicing shall be in accordance with the procedures and timeframes identified in AESP CAT 601 issued by FPE at the start of trials.  Where this conflicts with any SRD serial, the requirements in the SRD shall take precedence.

FPE, or there representatives shall only obtain access to the vehicles under test under the direction of Millbrook.  Any request to remove the vehicles from test, for any reason, shall require prior authority from PMT.

Resolution in the event of failure:

In the event that the number of Basic or Mission failures exceed that specified, PMT, in conjunction with DSTL shall, having carried out a review, determine the validity of each failure, taking into account repeat failures where a design fix has not yet been incorporated, or other appropriate failures to determine if any can be discounted, prior to terminating or declaring the vehicle’s reliability growth unsatisfactory.

In the event of a marginal failure, contained within one sub-system against either mission or basic requirements, where the Contractor can provide clear evidence of a remedy within an acceptable time scale(4).  PMT will consider acceptance of the results after taking advice from DSTL and the LPPV sponsor, CAP (GM).

Main Points of contact:

PMT — Tony Button (Trials manager)

FPE -        TBA          (Trials manager)

Millbrook — Rob Purvey

Acceptance/Reject Criteria:

Evidence from the results of the RGT and details from the ISC’s will be taken into account to provide a final acceptance or rejection decision by PMT.  An initial assessment will be made at the trial mid point, 18 Feb 2011, at which no more than Qty 4 mission failures shall have occurred.  Acceptance of the vehicle will be subject to a number of criteria and will be taken by PMT with advice from DSTL.

(4)     Fixes applied to vehicle design must be integrated by ISD or earlier and be fully demonstrated in the RDT.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TEST PROCEDURE

TITLE :	LPPV PHASE 3 BFM TEST PROCEDURE	PROC.No:	D108?
		PAGE No:	1 OF 2
	DRAFT	DATE :	Sep 2010
		Revision No:	0

APPENDIX A — D108? MISSION EVENT MATRIX

D108? — MISSION EVENTS

CYCLE	REPEATS PER BFM	CYCLE SPEEDS
Berm, Cross Country, Wade, 29% & 35%	1	0-50 kph Av=25-35 kph
Berm, Cross Country x3, Ditches x3, 29% & 26% x3	5	0-50 kph Av=25-35 kph
Berm, Cross Country x3, Rocks x3, Sinusoidals x3, 26% x3	1	0-50 kph Av=25-35 kph
Berm, Cross Country x3, 29% & 26% x3	16	0-50 kph Av=25-35 kph
Berm, Cross Country x3, Sinusoidals x3, 26% x3	3	0-50 kph Av=25-35 kph
Berm Road Loop	26	0-50 kph Av=35-45 kph
Berm, Cross Country, Sand Hill, 60% Hill	1	0-50 kph Av=20-30 kph (Estimate)
Berm, Cross Country, Twist Climb	1	0-50 kph Av=25-35 kph
Ripple Road, Intermediate Twist Ditches	1	0-40 kph Av=12-18 kph
North/South Trails, Gauges, Reverse Road	1	0-50 kph Av=15-25 kph
Special Surfaces, small, medium & random waves	2	0-65 kph Av=35-45 kph
Handling Circuit	1	0-65 kph Av=40-50 kph
Handling Circuit & Pot Holes	1	0-65 kph Av=40-50 kph
High Speed Circuit & ABS	1	0-100 kph Av=50-60 kph
Pave	3	50 kph
Hill Route + 21%	2	0-70 kph Av=40-50 kph
25% Hill Start + Hill Route + 21%	1	0-70 kph Av=35-45 kph
25% Hill Start + Split Friction + Hill Route + 21%	1	0-70 kph Av=35-45 kph
Rough Track	5	30 kph
Kerb Strike	1	15 kph
200mm Kerb	1	15 kph
Twist humps	1	8 kph
Military Setts	1	20 kph
City Course	3	0—50 kph Av=20-30 kph

THIS IS A MILLBROOK CONFIDENTIAL PROCEDURE

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TEST PROCEDURE

TITLE :	LPPV PHASE 3 BFM TEST PROCEDURE	PROC.No:	D108?
		PAGE No:	1 OF 2
	DRAFT	DATE :	Sep 2010
		Revision No:	0

Slow	1	0-75 kph Av=10-15 kph 20 mins @ 4 kph
Silent Watch Period	9	N/A
High Speed Circuit To Odo	1	0-100 kph Av=55-65 kph

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX B TO
ANNEX LL

LPPV Failure Definitions Document

Version: 1.0

Dated: 18/05/2010

CONDITIONS OF RELEASE

1.                                     This information is Crown Copyright and the intellectual property rights for this publication belong exclusively to the Ministry of Defence (MOD). No material or information contained in this publication should be reproduced, stored in a retrieval system or transmitted in any form outside MOD establishments except as authorised by both the sponsor and the MOD where appropriate.

2.                                     This information is released by the United Kingdom Government to a recipient Government for defence purposes only. It may be disclosed only within the Defence Department of a recipient Government, except as otherwise authorised by the MOD.

3.                                     This information may be subject to privately owned rights.

Crown Copyright © 2010

UNCLASSIFIED

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Author:
T Button
LPPV DT

Approver:
B Onslow
LPPV Project Manager

i

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DISTRIBUTION

Controlled copies of this document will be marked with their copy number in red on this page. All other copies of this document shall be treated as uncontrolled copies.

COPY NUMBER

Copy Number	Issued To	Role / Note
MASTER	LPPV DT PMT	Further distribution — electronic

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AMENDMENTS PAGE

Issue	Date	Comment	Approved	Authorised
(a)	(b)	(c)	(d)	(e)
1	8 Nov 2010	Time Rule to be applied.	TB

Note

This document is the property of the Ministry of Defence and has been produced for the purposes of the LPPV Programme.  Its use for any purpose unconnected to the LPPV programme or to any MOD project or system which interfaces with, or is intended to interface with, LPPV is entirely at the user’s risk.

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ABBREVIATIONS PAGE

Abbreviation

BFM	Battlefield Mission

DE&S	Defence Equipment and Support

DEF STAN	Defence Standard

DRACAS	Data Recording Analysis and Corrective Action System

DT	Delivery Team

FDD	Failure Definitions Document

FCM	Failure Criticality Matrix

GDE	Government Designated Equipment

GFE	Government Furnished Equipment

HUMS	Health and Usage monitoring System

IP&S	Integrated Programmes and Solutions

IPT	Integrated Project Team

ISC	Incident Sentencing Committee

MEF	Mission Essential Functions

MoD	Ministry of Defence

LPPV	Operational Utility Vehicle System

R&M	Reliability & Maintainability

REME	Royal Electrical and Mechanical Engineers

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SUMMARY

The purpose of this document is to state the LPPV (Light Protected Patrol Vehicle) Failure Definitions that will be used during the LPPV Programme. It defines the process and summary codes to be used during Incident Sentencing to classify incidents.

Those with previous experience of failure definitions, in the Land AFV arena should be aware that the LPPV Programme has made the following significant changes to the Def Stan 00-44 process:

•                  The Chargeability codes (as per Annex A of DEF STAN 00-44) will be used.

•                  An additional Corrective Action Code has been added to ensure the effect of Health & Monitoring Systems (HUMS) on the LPPV vehicles is addressed during Incident Sentencing.

•                  An additional fifth character code has been added (Relevance), this will be used to address:

•                  Failures that may not be mission failures in traditional war fighting but are mission failures in peace support operations.  The failures are generally concerned with legislation and safety;

•                  Automotive failures which are considered as a subset of Warfighting in the LPPV Requirements.

Annex B details all the mission essential functions mapped to the Warfighting and/or the Peace Support reliability requirements. This will form the basis for the allocation of mission codes to incidents.

v

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CONTENTS

Sections

Distribution	ii

Amendments page	iii

Note	iii

Abbreviations page	iv

Summary	v

Contents	vi

INTRODUCTION	1

References	1

LPPV Failure categories	2

Mission Immobile Failure	2
Automotive Failure	2
Mission War Fighting Failure	2
Mission Peace Support Failure	2
Basic Failure	2

INCIDENT SENTENCING	4

Incident Sentencing Process	5

Mission Essential Functions	5

Legislation and Safety Compliance	6

Back-up states	7

Redundancy Modes	7

Sentencing of IP&S Failures	7

MISSION CODES	11

Mission Code 1 - Missionworthy	11

Mission Code 3 - Missionworthy, Impaired	11

Mission Code A - Non-Missionworthy	12

Mission Code X - Non- Missionworthy, Immobile	12

CORRECTIVE ACTION CODES	13

CAUSE/ACTIVITY CODES	14

CHARGEABILITY CODES	15

RELEVANCE CODES	16

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Use of Peace Support Relevance Code	16

Use of Automotive Relevance Code	17

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Tables

Table 1: Mapping of incident sentencing codes to Reliability Requirements		5
Table 2: Incident Sentencing Codes		A.2

Annexes

Annex A	Incident Sentencing Codes	A.1

Annex B	Mission Essential Functions	B.1

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INTRODUCTION

1.                            For the LPPV Programme to be successful (providing the appropriate level of availability & realistic through life cost) it must meet the four key reliability performance levels as defined in the Reliability and Maintainability (R&M) Requirements.

2.                            The LPPV reliability requirements are currently defined as follows;

i.                  AUTOMOTIVE,

ii.               MISSION - War Fighting,

iii.            MISSION - Peace Support,

iv.           BASIC.

3.                            An important element in achieving the requirement is the assessment of the achieved R&M through the acquisition phases; both to monitor progress, and for contractual purposes. R&M characteristics are assessed using a system for collecting, sentencing and classifying incident data.

4.                            An incident is defined, in Defence Standard 00-49 [Ref:  A], as “any event indicating a possible non-conformance with the specification” and therefore includes observations, maintenance actions, defects and failures. Incidents are recorded in a Data Recording and Corrective Action System (DRACAS) which should include all usage and incident data.

5.                            A failure is defined, in NATO ARMP-7 (Ed 1) [Ref:  B], as “The inability of an item to perform within previously specified limits”.

6.                            A fault is defined, in NATO ARMP-7 (Ed 1), as “The state of an item characterised by inability to perform a required function, excluding the inability during preventative maintenance or other planned actions, or due to a lack of external resources.  A fault is often the result of a failure of the item itself, but may exist without prior failure”.

7.                            Incident Sentencing is the first part of the data classification process in which the raw incident data is allocated a summary code according to defined rules and criteria. Data classification is then carried out, in which sentenced incident data is categorised, (e.g. cause, significance, maintenance requirement, etc) applicable to the R&M parameters being assessed.

8.                            The criteria and process described in this document are broadly based on DEF STAN 00-44, but have been tailored specifically for the LPPV Programme.

9.                            The purpose of this document is to define the process and summary codes to be used to classify R&M incidents for the LPPV Programme.

References

10.                     Ref A: Ministry of Defence Standard 00-49, Reliability and Maintainability MOD Guide to Terminology Definitions, Issue 1 Publication Date 26 January 1996.

11.                     Ref B: ARMP-7 (Edition 1), NATO R&M Terminology Applicable to ARMPs, Publication Date July 2001.

12.                     Ref C: Ministry of Defence Standard 00-44, Reliability and Maintainability Data Collection and Classification, Issue 1 Publication date 31 January 2007.

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LPPV FAILURE CATEGORIES

13.                     Failures are essentially split in to two groups Mission & Basic. Within the definitions given below the assumption is made that the vehicles have the same functions in Warfighting operations as in Peace Support operations.  The following paragraphs define the LPPV failure categories.

Mission Immobile Failure

14.                     A system failure which results in the loss of controlled mobility necessitating recovery or repair. ‘Controlled Mobility’ is defined as the vehicle being able to move on demand in a controlled manner.

Automotive Failure

15.                     Is any incident that results in the loss or degradation of the system’s ability to move, rendering the system unfit to start or safely complete a full BFM.  Failure to achieve threshold mobility performance levels as defined within mobility system requirements shall constitute an Automotive Failure.  All Mission Immobile failures are also considered to be Automotive failures.

Mission War Fighting Failure

16.                     Is any incident that results in loss or degradation of the system’s ability to move or results in the loss or degradation below threshold level of one or more mission essential functions, rendering the system unfit to start and unable to complete a further BFM without remedial action. All Mission Immobile and Automotive failures are also considered to be Mission War Fighting failures.

Peace Support Mission Failure

17.                     Is any incident that results in loss or degradation of the system’s ability to move or results in the loss or degradation below threshold level of one or mission essential functions, rendering the system unfit to start and unable to complete a further BFM without remedial action.  The vehicle must also comply with legislative and peacetime requirements in accordance with the contract (including environmental and safety), rendering the system unfit to start or safely complete a full BFM.

18.                     LPPV vehicles will be operating in theatres where their use will be limited by peacetime type constraints such as legislation and as such there will be a larger set of failures that prevent a vehicle being used in this type of operations.

19.                     All Mission Immobile, Automotive and Mission War Fighting failures are also considered to be Mission Peace Support failures.

Basic Failure

20.                     Is any incident that results in a fault, non-conformance or malfunction and/or incidents which require corrective maintenance. All Mission Immobile, Automotive, Mission War Fighting and Mission Peace Support Failures are also counted as Basic Failures.

The relationship of the failure types is illustrated in Figure 1.

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Figure 1 : Illustration of the Division of the Population of Failures

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INCIDENT SENTENCING

21.                     Incident Sentencing involves the allocation of a summary coding (the Incident Sentencing Code) to all recorded incidents. The Incident Sentencing Code comprises five alpha-numeric characters, with each character representing a different criterion identified from the incident data. Allocation of these codes requires objective assessment of each incident according to these criteria and allows the relevance of each incident to any R&M assessment to be determined. A table of LPPV incident codes is detailed in Annex A.

22.                     The five criteria used to summarise incidents are identified below:

23.                     First Character: MISSION CODE:

a.              This code summarises the implications of an incident on the mission capability of the equipment (with the exception of Peace Support).

24.                     Second Character: CORRECTIVE ACTION:

a.              This code identifies the type and/or level of corrective action required and the personnel involved, e.g. the user or support organization - such as REME.

NOTE: the use of the term “corrective action” has been extended in this document to take account of hardware and software incidents. If an equipment becomes unavailable due to a hardware or software problem, even if for only a short period prior to an automatic or manual reset, this counts as a corrective action for R&M analysis purposes and shall be recorded.

25.                     Third Character: CAUSE/ACTIVITY CODE:

a.              This code summarises either the Cause of an incident or the nature of a reported activity.

26.                     Fourth Character: CHARGEABILITY CODE:

27.                     Def Stan 00-44 [Ref:  C] identifies only three Codes for use with Land related equipments (Mission, Corrective Action and Cause/Activity). The LPPV Programme may use an additional Chargeability Code:

a.              This code will be used to indicate if the incident is the responsibility of the contractor or another party e.g. Government Furnished Equipment (GFE).

b.              This code summarises whether or not the incident is Chargeable to the Contractor, as governed by the wording of the contract or ground rules for the assessment. The term Chargeability has no direct financial connotation.

28.                     Fifth Character: RELEVANCE CODE:

29.                     Def Stan 00-44 identifies only three codes for use with Land related equipments (Mission, Corrective Action and Cause/Activity). The LPPV Programme will use an additional Relevance Code:

a.              This code will be used to indicate if an incident would have an effect on the Peace Support Mission Profile and/or Automotive Reliability.

b.              This code allows differentiation between Warfighting & Peace Support missions, thereby allowing the individual Warfighting & Peace Support reliability requirements to be addressed. Additionally, the Relevance Code also allows failures relating to Automotive Reliability to be identified.

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30.                     It should be noted that any safety issues that are identified through the sentencing process are to be communicated to the safety representative/community and reflected in the appropriate DRACAS database/records.

Incident Sentencing Process

31.                     DRACAS is the process that provides the Incident Sentencing Committee (ISC) with information and the ISC will also record its decisions as part of the DRACAS process. Equipment usage will be captured as part of the DRACAS (and trials process) and this, combined with the sentencing of incidents, enables the calculation of the various reliability metrics for the LPPV Programme.

32.                     Figure 2 provides a decision flowchart to assist the sentencing process in determining applicable sentencing codes.  Table 1 maps the initial sentencing codes to the Reliability Requirements.

Mission Code 1st Character	Maintenance Code 2nd Character	Cause/ Activity Code 3rd Character	Relevance Code 5th Character	Automotive	Mission War Fighting	Peace Support	Basic
Any	Any Number(1)	Any Number(1)	Any
1	Any Letter	Any Letter	1				•
1	Any Letter	Any Letter	P			•	•
3	Any Letter	Any Letter	1				•
3	Any Letter	Any Letter	P			•	•
A	Any Letter	Any Letter	P(2)		•	•	•
A	Any Letter	Any Letter	AP	•	•	•	•
X	Any Letter	Any Letter	AP(3)	•	•	•	•

Table 1: Mapping of incident sentencing codes to Reliability Requirements

Notes:

(1)  Any Incident Sentencing Code with a second or third character as a number is not a failure.

(2)  Automatically ‘P’ as all Mission War Fighting Failures are Peace Support Mission Failures.

(3)  Automatically ‘AP’ as all Automotive Failures are Peace Support Mission Failures.

Mission Essential Functions

33.                     The purpose of the Mission Essential Function (MEF) List (Annex B) is to guide incident sentencing.  The MEF list identifies vehicle high level functions and relates the effect of the loss of function to the failure categories; Automotive, Mission and Pease Support Mission. Note all Automotive, Mission and Peace Support Mission Failures are Basic Failures.

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34.                       The MEF list will be provided to the Contractor in order that they can develop failure modes of their vehicle and categorise them based upon the MEF List, to generate variant specific Failure Criticality Matrices (FCMs). The variant FCMs are to be agreed with the Authority and will be used for R&M Analysis, form a base of evidence for the provision of system reliability budgets/estimates and to provide guidance to Incident Sentencing during Trials and Testing and In-service Monitoring. The FCM will be required to be updated throughout the life of LPPV to reflect any changes in requirements, design, legislation and operational usage and be agreed with the Authority.

35.                       It is expected that the FCMs will form a base for negotiations prior to reaching an agreement between the Contractor and the Authority, following which the FCMs will form part of the contract.

Peace Support Mission Failure

36.                       Any incident that results in loss or degradation of the system’s ability to move or results in the loss or degradation below threshold level of one or mission essential functions, rendering the system unfit to start and unable to complete a further BFM without remedial action.  The vehicle must also comply with legislative and peacetime requirements in accordance with the contract (including environmental and safety), rendering the system unfit to start or safely complete a full BFM.

37.                       LPPV vehicles will be operating in theatres where their use may be limited by peacetime type constraints such as legislation and as such there will be a larger set of failures that prevent a vehicle being used in this type of operation.  A Mission Peace Support Failure may occur either by the result of a failure to meet legislative requirements or an occurrence of a safety critical failure.

38.                       For UK roadworthiness, the Vehicles and Operator Services Agency (VOSA) has produced a comprehensive document for vehicle testers (the VOSA Categorisation of Defects on Road Vehicles, 1995) which details specific failures which would contravene legal road safety legislation if left un-repaired.

39.                       The VOSA document predominantly focuses on commercial road vehicles and so will not necessarily address certain functional areas that are present on Protected Patrol Vehicles such as weapon systems and carriage of hazardous or explosive materials which may be covered further applicable legislation, noted in the SRD and other contractual documents.

40.                       For the failures covered by the VOSA document three courses of action are recommended depending on the severity of the failure. These are:

•                  Immediate prohibition — only for the severest cases where continued use is judged to be unsafe and in force it is an offence to drive, tow or permit to be used on the road. An exemption may be awarded to allow the vehicle to return to a place of service under controlled conditions.  This immediate prohibition would result in a Mission Peace Support Failure and for the vehicle to be used further in Peacetime operations failures to meet legislation must repaired or the safety risk removed.

•                  Delayed prohibition — the vehicle is granted a reprieve of of 3 to 10 days until the prohibition comes into place, for repairs to be conducted depending on the number and severity of the failures. Failure to correct the faults within the permissible time allowance will result in prohibition of use and thus a Mission Peace Support Failure.

•                  Advisory — not serious enough to cause prohibition but important enough to recommend the fault is addressed in the near future at an opportune moment.  Such an occurance would not result in a Mission Peace Support Failure.

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41.                       The VOSA document has been used to provide guidance in the development of the Mission Essential Functions List.

42.                       As required by the LPPV R&M Statement of Work, the contractor is required to develop a Failure Criticality Matrix in order to map legislative and safety critical failure modes to their vehicle variant designs. The MEF list, VOSA document and the definition of a Safety Critical failure provide guidance to the contractor to categorise Mission Peace Support Failures, however it should be noted that this guidance will not cover all of the LPPV Legislative requirements as defined in the SRD and other contractual documents.

Back-up states

43.                       When sentencing a failure, claim for redundancy or reversionary modes must be assessed against the definitions outlined below

Redundancy Modes

44.                       Redundancy is defined as additional equipment, either in a parallel or back-up state that can be used to continue that operation without any degradation of performance in all expected conditions of use.  The redundant system shall be configured automatically and the system shall inform the crew of the reconfiguration.  The use of redundancy is primarily to enhance system reliability and/or safety.

Reversionary Modes

45.                       Reversionary Mode is defined as additional equipment, either in a parallel or back-up state, or an alternative function that can be used to remain in service with some degradation of performance.

46.                       The use of reversionary mode is primarily to achieve graceful degradation of a system and enable it to continue in service. The reversionary mode shall be configured automatically and the system shall inform the crew of the reconfiguration.

47.                       If the reversionary component successfully provides performance at, or above, the threshold performance level, under all expected conditions of use and the degraded performance would enable a BFM to be started and successfully completed; then it is not to be scored as a MISSION failure (whichever mission failure type is under consideration; Automotive, Warfighting or Peace Support) when the primary system fails.

Sentencing of Integrated Programming and Systems (IP&S) Failures

48.                       Sentencing of IP&S failures and failures induced on or by IP&S, are an integral part of the overall sentencing process.  IP&S may include both Government Furnished Equipment (GFE) and Government Designated Equipment (GDE).  When sentencing IP&S failures and failures induced on or by IP&S the following statements can be applied;

a.               Failure of a GFE system is not chargeable to the Contractor, unless the GFE failure is due to a failure induced in the GFE system by an external system, e.g. inadequate performance or failure of physical, environmental or electrical interface, GFE failure caused by another component or system (external to the GFE) except where in-built protection should have prevented such an event.

b.              Failure of a GDE system, if the Contractor has accepted responsibility for the performance of the system, is sentenced as Chargeable to the Contractor.

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c.               Failure of a GDE system, if the Contractor has not accepted responsibility for the performance of the system, is sentenced as Non-Chargeable, unless the GDE failure is due to a failure induced in the GDE system by an external system, e.g. inadequate performance or failure of physical, environmental or electrical interface.

d.              Failure of an interface system (for any IP&S) is the responsibility of the Contractor and thus is sentenced as chargeable to the Contractor.

49.                       When the above statements are applied during sentencing, IP&S induced failures are to be considered.  A robust investigation process and clearly identified System, GFE, GDE and interface boundaries are necessary to identify the primary causes of failures and assist in accurate and repeatable sentencing.

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Start
Does the incident relate to a failure, non-conformance, malfunction or corrective maintenance action?
No
Mission Code 1 Missionworthy (Recording action)
Yes
Are any mission essential functions degraded?
No
Mission Code 1 Missionworthy
Yes
Is the vehicle unfit for Peace Support role ?
No
Mission Code 1 or 3 Missionworthy or Missionworthy Impaired Relevance Code 1
Are degraded mission essential functions below threshold levels?
No
Mission Code 3 Missionworthy Impaired
Yes
Mission Code 1 or 3 Missionworthy or Missionworthy Impaired Relevance Code P
Yes
Is platform Immobile?
No
Failure of an Automotive Mission Essential Function?
No
Mission Code A Non-Missionworthy (Relevance Code P)
Yes
Mission Code A Non-Missionworthy (Relevance Code AP)
Yes
Mission Code X Non-Missionworthy Immobile (Relevance Code AP)

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Figure 2: Sentencing Flow Chart

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MISSION CODES

50.                       The LPPV Programme will use the first character (Mission Code) in the Incident Sentencing Code, as detailed below; to identify the operational capability of the equipment immediately after an incident has occurred.

51.                       Def Stan 00-44 identifies five MISSION Codes; 1, 2, 3, A & X.  Codes 1,3, A & X will all be used as part of the LPPV Incident sentencing process, but code 2 (Missionworthy, Time Rule) will not. The logic of this decision is that loss of Mission Essential Functions cannot be accepted even for short periods of time.

•                  Missionworthy — Code ‘1’

•                  Missionworthy Impaired — Code ‘3’

•                  Non-Missionworthy — Code ‘A’

•                  Non-Missionworthy, Immobile — Code ‘X’

Mission Code 1 - Missionworthy

52.                       The vehicle is Missionworthy provided it can fulfil and sustain all Mission Essential Functions at or above threshold performance levels throughout a complete BFM.

53.                       Whilst these failures do not individually impact on mission capability an aggregation of these failures may warrant a classification of code A.

54.                       The following incidents are sentenced using mission code 1:

•                  Comments, scheduled maintenance actions, observations, design changes, quality changes, i.e. information only records.

•                  Incidents where the equipment remains fully Missionworthy. These incidents are typically failures of non-mission essential items or functions.

Mission Code 3 - Missionworthy, Impaired

55.                     The vehicle despite the loss or degradation of an equipment/sub-system still achieves and sustains all Mission Essential Functions at or above threshold performance levels throughout a complete BFM.

56.                       This code recognises the benefit of redundancy and reversionary modes

57.                       The following is sentenced using mission code 3:

•                  Incidents which result in an impaired operational state of mission worthiness but still meet the threshold requirement of performance.

58.                       These incidents will affect operational effectiveness and are typically failures to Mission Essential Functions, which result in the operational performance of the equipment being reduced but remaining above threshold performance level.

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59.                       Function to failure mapping is defined by the Mission Essential Functions in Annex B. The Threshold Requirements associated with these functions set the level below which the vehicle is considered to be non-Missionworthy.

Mission Code A - Non-Missionworthy

60.                     The vehicle is unable to achieve and sustain threshold performance levels for Mission Essential Functions, as specified in contractual documents, at any time in a Battle Field Mission (BFM).

61.                       Incidents where the equipment is rendered non-Missionworthy are sentenced using mission code A.

Mission Code X - Non- Missionworthy, Immobile

62.                     System Failure which results in the loss of controlled mobility necessitating recovery or repair.

63.                       Incidents where the vehicle is rendered non-Missionworthy and immobile are sentenced using Mission Code X.

64.                       ‘Controlled Mobility’ is defined as the vehicle being able to move on demand in a controlled manner.

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CORRECTIVE ACTION CODES

65.                       The Corrective Action Code is the second character in the incident sentencing code and indicates the Corrective Action requirement. The Corrective Action Code fulfils a need to represent logistic information and enable cost estimation, scaling and planning activities to be carried out.

66.                       The LPPV Programme will use a tailored version of the Corrective Action Codes as described in DEF STAN 00-44.  The tailoring is in line with the guidance set out in DEF Stan 00-44.  The tailored codes  are as follows:

•                  Code H - Automated Failure Recovery

•                  Code E - Maintainer

•                  Code F - User

•                  Code V - Undefined

•                  Code 1 - No Maintenance

67.                       Regarding code H, with the increased use of automation in modern equipments, these systems increasingly monitor their own health status and can also attempt to rectify fault conditions (resets, reboots etc). Traditionally these recoveries would not be considered as Corrective Actions as human intervention is not required. As these recovery actions can have a detrimental effect on system operation they will be considered as maintenance actions (Code H) for LPPV.

68.                       Code H will be assigned if:

•                  The system is automatically reset or rebooted to clear a fault that had resulted in a loss of function;

•                  Or where an automatic reset or reboot (either spurious or in response to a fault) itself results in a loss of function.

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CAUSE/ACTIVITY CODES

69.                       The Cause/Activity Code is the third and final character in the Incident Sentencing Code. It is used to indicate either the cause of an incident or the nature of a reported activity, e.g. comment, scheduled maintenance. The identification of a Cause may often require extensive investigations and in these cases it is the practice to assign an interim Code V which is updated once investigations are complete.

70.                       The LPPV Programme will use the Cause/Activity codes as described in DEF STAN 00-44 without modification. These are as follows:

•                  A                                      Design Weakness

•                  B                                        Quality Problem

•                  D                                     Design Change

•                  E                                       Quality Change

•                  F                                       Not Established

•                  G                                      Pre-Life Failure

•                  H                                     Inadequate Procedures

•                  N                                     No Fault Found

•                  V                                      Under Investigation

•                  1                                        Human Error

•                  2                                        Secondary Event

•                  3                                        Post Life Failure

•                  6                                        Scheduled Maintenance

•                  7                                        Recording Action

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CHARGEABILITY CODES

71.                       The Chargeability Code is the fourth character in the Incident Sentencing Code and indicates whether or not the incident is Chargeable as governed by the contract or the ground rules of the assessment. This code is primarily concerned with establishing which incidents are attributable to aspects of the project for which the contractor is responsible. The Chargeability Codes, as described in Annex A (Sea) of DEF STAN 00-44, will be used. These are as follows:

•                  C                                      Chargeable

•                  1                                          Non-Chargeable

•                  2                                          Unresolved

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RELEVANCE CODES

72.                       The LPPV Mission Reliability requirements apply to two LPPV operating scenarios:

a.               Warfighting — this applies to full scale war scenarios.

b.              Peace Support — this applies to operations other than war (Peace keeping/support/enforcement & training) where legal requirements can not be ignored when considering mission worthiness.

73.                       Additionally, the LPPV requirements address Automotive Reliability which is a particular sub-set of Warfighting.

74.                       In order to address the operational scenarios and ensure appropriate consideration is given to legislative issues the LPPV SRD has requirements for Mission Warfighting and Mission Peace Support, as well as Automotive and Basic Reliability.  The growth and verification activities are all considered against the same BFM as described in the LPPV SRD.

75.                       Sentencing criteria defined in the previous section only deals with Warfighting implications. In order that incidents that affect Peace Support and Automotive reliability can be identified a fifth code; Relevance, has been added, defined as follows:

•                  Relevance Code P - Peace Support Mission affected,

•                  Relevance Code AP — Both Automotive functions and Peace Support Mission affected,

•                  Relevance Code 1   - used when A or P are not applicable.

76.                       DEF STAN 00-44 does not contain Relevance codes. The Relevance codes described in this document have been created by the LPPV project Team and are as follows:

•                  A - ‘Automotive Functions Affected’ — These will be mission failures that affect the Automotive functions as defined in the Failure Criticality Matrix section of this document (Annex  B).

•                  P - ‘Peace Support Mission Affected’ — Generally these will be incidents that affect the legislative roadworthiness. E.g. failure of braking lights or unacceptable emissions. Guidance to functional failure and vehicle roadworthiness legislation is provided in the MEF section of this document (Annex  B).

•                  1 - A or P are not applicable.

77.                       Use of the relevance code as described below allows data initially sentenced against a Warfighting scenario to be modified, thereby allowing it to be applied to the Peace Support and Automotive Requirements without the need to run separate testing and trials phases.

Use of Peace Support Relevance Code

78.                       The Relevance Code, when used in conjunction with the Mission Code, identifies failures that would render the vehicle unfit for a Peace Support role.  Thus a basic failure with a Relevance Code “P” can be counted and treated as a Peace Support Mission Failure. All Mission failures are also Peace Support failures and will therefore contain the Relevance Code “P”.

16

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Use of Automotive Relevance Code

79.                       The Relevance Code, when used in conjunction with the Mission Code, identifies failures relating to the Automotive Function.  Only Failures that have caused a degradation of an Automotive MEF below threshold levels can be sentenced with the Automotive Relevance Code “A”.

80.                       It should be noted that Relevance Code ‘A’ cannot be used on its own. As all Mission War Fighting failures are also Peace Support failures and all Automotive failures are also Peace Support failures. Therefore AP is used to identify Automotive failures rather than A by itself.

17

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ANNEX A   INCIDENT SENTENCING CODES

First Character	Second Character	Third Character	Fourth Character	Fifth Character
Mission Code	Maintenance Code	Cause/Activity Code	Chargeability Code	Relevance Code
1 Missionworthy 3 Mission worthy, Impaired A Non-Missionworthy X Non-Missionworthy, Immobile	H Automated Failure Recovery E Maintainer F User V Undefined 1 No Maintenance

A              Design Weakness

B                Quality Problem

D             Design Change

E               Quality Change

F               Not Established

G              Pre-Life Failure

H             Inadequate Procedures

N             No Fault Found

V              Under Investigation

1                  Human Error

2                Secondary Event

3                Post Life Failure

6                Scheduled Maintenance

7                Recording Action

			C Chargeable 1 Non-Chargeable 2 Unresolved	P Peace Support Mission affected AP Both Automotive Functions and Peace Support Mission affected. 1 A , P and AP are not applicable

A.1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Table 2: Incident Sentencing Codes

A.2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ANNEX B     MISSION ESSENTIAL FUNCTIONS

The MEF List is undergoing the final stages of development and will be released to the contractor when available.

B.1